                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549
                           ________________________

                                   FORM N-1A

                       REGISTRATION STATEMENT UNDER THE
                            SECURITIES ACT OF 1933

                           REGISTRATION NO. 33-7699

                        Post-Effective Amendment No. 19

                                      and

                       REGISTRATION STATEMENT UNDER THE
                        INVESTMENT COMPANY ACT OF 1940

                           REGISTRATION NO. 811-4786

                               Amendment No. 19

                               ARIEL GROWTH FUND
                               -----------------

                           307 North Michigan Avenue
                           Chicago, Illinois  60601

              Registrant's Telephone Number, Including Area Code

                                1-312-726-0140

                              Agent for Service:

                               Sheldon R. Stein
                               D'Ancona & Pflaum
                            30 North LaSalle Street
                           Chicago, Illinois  60602
                                (312) 580-2014

     It is proposed that this filing will become effective:

              Immediately upon filing pursuant to paragraph (b)
     -------
        X     on February 1, 1997 pursuant to paragraph (b)
     -------
              60 days after filing pursuant to paragraph (a)
     -------
              on (date) pursuant to paragraph (a) of Rule 485
     -------


     Registrant has registered an indefinite number of shares of its beneficial interest pursuant to Rule 24f-2, and filed its Rule 24f-2 Notice for its fiscal year ended September 30, 1996 on or about November 27, 1996.

                                THE ARIEL FUNDS
                                ---------------
         (Appreciation and Growth Funds and Bond Fund-Investor Class)
         ------------------------------------------------------------
                             CROSS REFERENCE SHEET
                             ---------------------
                                   FORM N-1A
                                   ---------

ITEM                          SECTION IN PROSPECTUS
----                          ---------------------
  1..........  Cover Page
  2..........  Fund Expenses
  3..........  Financial Highlights
  4..........  Cover Page; Management and Organization of the Funds; Investment
               Objectives, Policies and Risk Factors
  5..........  Management and Organization of the Funds
  5A.........  Total Return, Yield and Other Performance Information;
               Management and Organization of the Funds
  6..........  Cover Page; Management and Organization of the Funds; Dividends,
               Capital Gains and Taxes
  7..........  How to Buy Shares; Tax-Saving Retirement Plans; Net Asset Value;
               Exchanging Shares; Management and Organization of the Funds
  8..........  Redeeming Shares; Exchanging Shares
  9..........  (Not applicable)

                            SECTION IN STATEMENT OF
                            -----------------------
ITEM                        ADDITIONAL INFORMATION
----                        ----------------------
                     (Growth and Appreciation Funds only)
                     ------------------------------------

  10.........  Cover Page
  11.........  Table of Contents
  12.........  (Not Applicable)
  13.........  Investment Restrictions; Additional Information About Lending
               Securities and Repurchase Agreements; Portfolio Transactions;
               Appendix
  14.........  Trustees and Officers; Compensation Schedule
  15.........  Trustees and Officers; Significant Shareholders
  16.........  Investment Adviser and Services Administration; Transfer Agent
               and Custodian; Independent Auditors
  17.........  Portfolio Transactions
  18.........  General Information
  19.........  Net Asset Value
  20.........  (Not applicable)
  21.........  Investment Adviser and Services Administrator; Method of
               Distribution
  22.........  Calculation of Total Return
  23.........  (Not Applicable)

            THE ARIEL FUNDS (Premier Bond Fund-Institutional Class)
            -------------------------------------------------------
                             CROSS REFERENCE SHEET
                             ---------------------
                                   FORM N-1A
                                   ---------

ITEM                         SECTION IN PROSPECTUS
----                         ---------------------
  1........... Cover Page
  2........... Fund Expenses for Institutional Class Shares
  3........... Financial Highlights
  4........... Cover Page; Management and Organization of the Fund; Investment
               Objective, Policies and Risk Factors
  5........... Management and Organization of the Fund
  5A.......... Total Return, Yield and Other Performance Information;
               Management and Organization of the Fund
  6........... Cover Page; Management and Organization of the Fund; Dividends,
               Capital Gains, and Taxes; Certain Shareholders of the Fund
  7........... How to Buy Shares; Net Asset Value; Exchanging Shares;
               Management and Organization of the Fund
  8........... Redeeming Shares; Exchanging Shares
  9........... (Not applicable)

                            SECTION IN STATEMENT OF
                            -----------------------
ITEM              ADDITIONAL INFORMATION (Bond Fund - Both Classes)
----              -------------------------------------------------

  10.......... Cover Page
  11.......... Table of Contents
  12.......... (Not Applicable)
  13.......... Fundamental Investment Restrictions; Non-Fundamental Investment
               Restrictions; Additional Information About Investment
               Techniques; Portfolio Transactions; Appendix A
  14.......... Trustees and Officers; Compensation Schedule
  15.......... Trustees and Officers; Significant Shareholders
  16.......... Investment Adviser and Services Administrator; Transfer Agent and
               Custodian; Independent Auditors
  17.......... Portfolio Transactions
  18.......... General Information
  19.......... In-Kind Purchases of Institutional Class Shares of the Fund
  20.......... (Not applicable)
  21.......... Investment Adviser, Sub-Adviser and Services Administrator;
               Method of Distribution of the Investor Class Shares
  22.......... Calculation of Performance Data
  23.......... (Not Applicable)

                              ARIEL MUTUAL FUNDS


           Prospectus                                   February 1, 1997

           Ariel Growth Fund
           Ariel Appreciation Fund
           Ariel Premier Bond Fund--Investor Class
           307 North Michigan Avenue, Suite 500, Chicago, Illinois 60601



The Ariel Growth Fund ("Growth Fund"), the Ariel Appreciation Fund ("Appreciation Fund") (collectively, the "Stock Funds") and the Ariel Premier Bond Fund (the "Bond Fund") (Stock Funds and Bond Fund collectively, the "Funds" ) are series of the Ariel Growth Fund (doing business as Ariel Investment Trust) (the "Trust"). Ariel Capital Management, Inc. (the "Adviser") is the Manager and Administrator of the Funds. Whereas Ariel Capital Management, Inc. is responsible for the day to day investment decisions for the Stock Funds, Lincoln Capital Management Company ("Lincoln Capital") as the Sub-Adviser to the Bond Fund, is responsible for the day to day investment operations of the Bond Fund.

The Stock Funds each offer only one class of shares. The Bond Fund currently offers two classes of shares, the Institutional Class and the Investor Class. Institutional Class shares require a minimum initial investment of $1 million and are sold primarily to institutional investors under a separate prospectus.

ABOUT THIS PROSPECTUS

This prospectus sets forth important information concerning the Ariel Mutual Funds. Please read it carefully before investing and keep it for future reference. It is designed to provide you with information you should know before investing and to help you decide if the goals of the Funds match your own.

Statements of Additional Information (dated February 1, 1997) for the Stock Funds and the Bond Fund have been filed with the Securities and Exchange Commission and are incorporated herein by reference. These Statements are available, without charge, upon request by calling 1-800-29-ARIEL (1-800-292-
7435).

SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND ARE NOT FEDERALLY INSURED BY THE FDIC, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE FEDERAL OR ANY STATE SECURITIES COMMISSION PASSED ON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

YOU PAY NO LOAD

The Funds' shares are sold on a no-load basis. This means that you do not pay a sales charge at the time of purchase or at the time of redemption. The Funds do, however, pay Rule 12b-1 distribution fees at the annual rate of 0.25% of average daily net asset values.


==============================================================
Table of Contents                                      Page(s)
Fund Expenses                                               4
Financial Highlights                                        7
Investment Objectives, Policies and Risk Factors           13
Total Return, Yield and Other Performance Information      28
Management and Organization of the Funds                   29
Distribution Plan                                          36
How to Buy Shares                                          37
Tax-Saving Retirement Plans                                39
Net Asset Value                                            40
When Your Account Will Be Credited                         40
Exchanging Shares                                          41
Other Information about Exchanging Shares                  42
Telephone Transactions                                     43
Signature Guarantees                                       44
Special Services and Charges                               44
Redeeming Shares                                           44
Other Information about Redemptions                        46
Dividends, Capital Gains and Taxes                         47

=============================================================

Fund Expenses

Shareholder transaction costs

Annual fund operating expenses (as a percentage of average net assets):


Minimum Sales Load on Purchases               None
Maximum Sales Load on Reinvested Dividends    None
Deferred Sales Load                           None
Redemption Fee                                None*
Exchange Fee                                  None

*If you request a redemption by wire transfer, you will be charged a $10 wire fee.


                                 Growth     Appreciation
                                  Fund      Fund (1)          Bond Fund
                                 -------    ------------      ----------

Management Fees                    0.65%     0.71%              0.60%
12b-1 Fees(2)                      0.25%     0.25%              0.25%
Other Expenses                     0.41%     0.40%              0.00% (3)
                                   ----      ----               --------
Total Fund Operating Expenses      1.31%     1.36%              0.85% (3)
                                   ====      ====               ========


(1) The Adviser voluntarily agreed to absorb certain expenses of the Appreciation Fund during the fiscal year ended September 30, 1996. If the Adviser had not done so, the Total Fund Operating Expenses of the Appreciation Fund would have been 1.40%. In addition, Management Fees would have represented 0.75% of the average daily net assets of the Appreciation Fund.

(2) The effect of a Rule 12b-1 plan is that long-term shareholders in the Funds may pay more than the economic equivalent of the maximum front-end sales charge permitted by rules of the National Association of Securities Dealers, Inc.

(3) Pursuant to an Investment Advisory Agreement and an Administrative Services Agreement, the Adviser pays all expenses of the Bond Fund except fees under the Agreements, interest, taxes, brokerage commissions and extraordinary expenses.

EXAMPLE:

We can illustrate these expenses with the example below. You would pay the following expenses on a $1,000 investment (assuming a 5% annual return and redemption at the end of each period):



               Growth Fund  Appreciation Fund  Bond Fund
               -----------  -----------------  ---------
One Year           $ 13           $ 14            $  9
Three Years        $ 42           $ 43            $ 27
Five Years         $ 72           $ 75            $ 58
Ten Years          $159           $164            $105


The Trust



Ariel Growth Fund and Ariel Appreciation Fund



Ariel Premier Bond Fund



Explanation of Table: The purpose of the table is to assist you in understanding the various costs and expenses that an investor in the Funds would bear directly (shareholder transaction costs) or indirectly (annual fund operating expenses).

THE 5% RATE USED IN THE EXAMPLE IS FOR ILLUSTRATION ONLY AND IS NOT INTENDED TO BE INDICATIVE OF THE FUTURE PERFORMANCE OF THE FUNDS, WHICH MAY BE MORE OR LESS THAN THE ASSUMED RATE. ACTUAL EXPENSES MAY BE MORE OR LESS THAN THOSE SHOWN.

Ariel Growth Fund, Ariel Appreciation Fund and Ariel Premier Bond Fund are series of the Ariel Growth Fund (d/b/a Ariel Investment Trust), an open-end, diversified management investment company which was organized as a Massachusetts business trust in 1986 and is registered under the Investment Company Act of 1940.

Investment Objectives

The investment objective of the Stock Funds is to achieve long-term capital appreciation by investing primarily in equity securities of issuers that in the judgment of the Adviser are undervalued but demonstrate a strong potential for growth. In seeking their objective, the Stock Funds attempt to discover relatively unknown and undervalued companies, primarily through the Adviser's intensive research. The Growth Fund invests principally in companies with market capitalizations under $1.5 billion, with an emphasis on smaller capitalization (small-cap) stocks. The Appreciation Fund focuses primarily on companies with market capitalizations of approximately $200 million to $5 billion and emphasizes medium size companies.

The Bond Fund seeks to maximize total return through a combination of income and capital appreciation. The Fund generally invests in high quality, highly liquid fixed-income securities. Normally, at least 80% of the Fund's total assets will be invested in fixed-income securities rated A or better by a nationally recognized securities rating organization (or deemed the equivalent by Lincoln Capital, if unrated). The Fund seeks to achieve its investment objective by implementing decisions regarding the level and direction of interest rates (duration and yield curve decisions) and through the purchase and sale of securities to take advantage of perceived yield spread opportunities.

Investment Adviser, Sub-Adviser, Administrator and Distributor

Ariel Capital Management, Inc. (the "Adviser") is the investment adviser for the Funds. The Adviser also serves as the Administrator of the Bond Fund. Ariel Distributors, Inc. is the principal underwriter of the Funds. Lincoln Capital Management Company ("Lincoln Capital") serves as investment sub-adviser to the Bond Fund and is paid by the Adviser from its advisory fees. See "Management and Organization of the Fund."

Purchases, Exchanges and Redemptions

The minimum initial investment for the Investor Class of the Bond Fund and for each of the Stock Funds is $1,000, or $250 for retirement accounts, unless you participate in an automatic investment plan, in which case there is a $50 minimum per investment.

Subsequent minimum investments in each Fund may be made in the amount of $50. Shares may be exchanged at no charge under certain circumstances at net asset value. Accounts with a market value of less than $1,000 caused by shareholder redemptions are redeemable by the Funds. See "How to Buy Shares," "Exchanging Shares" and "Redeeming Shares."

Shareholder Services

Questions regarding the Funds or your account may be directed to Ariel Mutual Funds at 1-800-29-ARIEL (1-800-292-7435). Written inquiries may be directed to Ariel Mutual Funds, 307 N. Michigan Avenue, Suite 500, Chicago, IL 60601. During severe market conditions, the Adviser may experience difficulty in accepting telephone redemptions or exchanges, in which case you should mail your request.

                             FINANCIAL HIGHLIGHTS


The information set forth in the following tables is for each share of the Funds outstanding during each of the periods shown and is derived from the Funds' financial statements which are included in the September 30, 1996 Annual Report to Shareholders. The information in the table for each Fund is covered by the Report of the Funds' Independent Auditors. The Annual Report is available by request. The financial statements are incorporated by reference into the Funds' Statements of Additional Information. The tables should be read in conjunction with the financial statements and their related notes.

The financial highlights shown for the Investor Class of the Bond Fund are those of the Institutional Class because no Investor Class shares were issued prior to February 1, 1997. The Investor Class is subject to a 12b-1 distribution fee and has higher administrative fees than the Institutional Class. These additional expenses will cause the Investor Class to have a lower total return than the Institutional Class.

Ariel Mutual Funds

Financial Highlights

                                                                  GROWTH FUND
                                 -----------------------------------------------------------------------------------
                                                                                        Ten Months        Year
                                    Year Ended September 30,                               Ended          Ended
                                 1996       1995          1994             1993       Sept. 30, 1992   Nov. 30, 1991
                                 ----       ----          ----             ----       --------------   -------------
Net asset value, beginning
 of period                       $30.78     $28.84        $30.46           $29.59          $27.36        $21.21
INCOME FROM INVESTMENT
 OPERATIONS:
Net investment income              0.18       0.36          0.18             0.73            0.31          0.46
Net realized and unrealized
 gains (losses) on
 investments                       4.24       3.51          0.23             2.81            3.19          5.97
                                 ------     ------        ------           ------          ------        ------
Total from investment
 operations                        4.42       3.87          0.41             3.54            3.50          6.43
DISTRIBUTIONS TO
 SHAREHOLDERS:
Dividends from net
 investment income                (0.44)     (0.23)        (0.30)           (0.75)          (0.56)        (0.28)
Distributions from capital
 gains                            (4.18)     (1.70)        (1.73)           (1.92)          (0.71)           --
                                 ------     ------        ------           ------          ------        ------
Total distributions               (4.62)     (1.93)        (2.03)           (2.67)          (1.27)        (0.28)
                                 ------     ------        ------           ------          ------        ------
Net asset value,
 end of period                   $30.58     $30.78        $28.84           $30.46          $29.59        $27.36
                                 ======     ======        ======           ======          ======        ======
Total return                      16.28%     14.38%         1.41%           12.54%          13.15%/(a)/   30.62%
SUPPLEMENTAL DATA
 AND RATIOS:
Net assets, end of
 period, in thousands           $109,770   $120,953      $149,511         $233,826        $236,186      $240,060
Ratio of expenses to
 average net assets                1.31%      1.37%/(b)/    1.25%            1.16%           1.23%/(c)/    1.25%
Ratio of net income to
 average net assets                0.57%      1.18%/(b)/    0.56%            0.72%           0.83%/(c)/    1.72%
Portfolio turnover rate              17%        16%            9%              13%             19%           39%
Average commission rate
 paid per share                   $0.0493

8

Ariel Mutual Funds

Financial Highlights

                                                                 GROWTH FUND
                                        -------------------------------------------------------------
                                                                                      From Inception
                                             Year Ended November 30,                 (Nov.6, 1986) to
                                         1990         1989       1988         1987     Nov. 30, 1986
                                         ----         ----       ----         ----     -------------
Net asset value, beginning
 of period                               $27.20       $22.07      $15.36      $15.65       $15.23
INCOME FROM INVESTMENT
 OPERATIONS:
Net investment income                      0.30         0.60        0.30        0.07         0.01
Net realized and unrealized
 gains (losses) on
 investments                              (5.77)        5.04        7.23       (0.35)        0.41
                                        -------       ------      ------      ------       ------
Total from investment
 operations                               (5.47)        5.64        7.53       (0.28)        0.42
DISTRIBUTIONS TO
 SHAREHOLDERS:
Dividends from net
 investment income                        (0.39)       (0.13)      (0.08)      (0.01)          --
Distributions from capital
 gains                                    (0.13)       (0.38)      (0.74)         --           --
                                        -------       ------      ------      ------       ------
Total distributions                       (0.52)       (0.51)      (0.82)      (0.01)          --
                                        -------       ------      ------      ------       ------
Net asset value,
 end of period                           $21.21       $27.20      $22.07      $15.36       $15.65
                                         ======       ======      ======      ======       ======
Total return                             (20.53)%      26.06%      50.81%      (1.79)%       2.76%/(a)/
SUPPLEMENTAL DATA
 AND RATIOS:
Net assets, end of
 period, in thousands                    $188,687    $164,449     $28,866       $5,540      $2,387
Ratio of expenses to
 average net assets                        1.31%        1.41%       1.56%/(b)/    1.2%/(b)/  0.22%/(b)(c)/
Ratio of net income to
 average net assets                        1.28%        2.32%       1.47%/(b)/   0.54%/(b)/  0.20%/(b)(c)/
Portfolio turnover rate                      20%          14%         22%          60%           0%

(a)  Total return is not annualized.

(b) Net of reimbursements. Without the fee waiver, the ratio of expenses to average net assets would have been 1.39%, 1.61%, 2.18% and 1.32%, and the ratio of net investment income (loss) to average net assets would have been 1.16%, 1.42%, (0.41)% and (0.90)%, for the fiscal periods ended 1995, 1988, 1987 and
1986, respectively.

(c)  Annualized.

Ariel Mutual Funds

Financial Highlights


                               APPRECIATION FUND
                           -------------------------


                                          Year Ended September 30,
                               1996          1995          1994          1993
                               ----          ----          ----          ----

Net asset value, beginning
 of period                     $  22.76      $  21.82      $  21.67      $  19.42
INCOME FROM INVESTMENT
 OPERATIONS:
Net investment income              0.13          0.14          0.04          0.06
Net realized and unrealized
 gains (losses) on
 investments                       4.07          2.26          0.51          2.27
                               --------      --------      --------      --------
Total from investment
 operations                        4.20          2.40          0.55          2.33
DISTRIBUTIONS TO
 SHAREHOLDERS:
Dividends from net
 investment income                (0.20)        (0.06)        (0.05)        (0.08)
Distributions from capital
 gains                            (1.77)        (1.40)        (0.35)         ----
                               --------      --------      --------      --------
Total distributions               (1.97)        (1.46)        (0.40)        (0.08)
                               --------      --------      --------      --------
Net asset value,
 end of period                 $  24.99      $  22.76      $  21.82      $  21.67
                               ========      ========      ========      ========
Total return                      19.60%        12.11%         2.56%        12.03%
SUPPLEMENTAL DATA
 AND RATIOS:
Net assets, end of
 period, in thousands          $135,627      $143,312      $162,280      $207,065
Ratio of expenses to
 average net assets                1.36%(b)      1.36%(b)      1.35%(b)      1.37%
Ratio of net income to
 average net assets                0.50%(b)      0.61%(b)      0.17%(b)      0.33%
Portfolio turnover rate              26%           18%           12%           56%
Average commission rate
 paid per share                $ 0.0513

Ariel Mutual Funds

Financial Highlights


                                                  APPRECIATION FUND
                                               -----------------------

                                         Ten Months           Year Ended
                                            Ended            November 30,
                                       Sept. 30, 1992    1991            1990
                                       --------------    ----            ----
Net asset value, beginning
 of period                             $  17.60         $ 13.82        $ 15.00
INCOME FROM INVESTMENT
 OPERATIONS:
Net investment income                      0.09            0.14           0.15
Net realized and unrealized
 gains (losses) on
 investments                               1.92            3.88          (1.25)
                                       --------         -------        -------
Total from investment
 operations                                2.01            4.02          (1.10)
DISTRIBUTIONS TO
 SHAREHOLDERS:
Dividends from net
 investment income                        (0.17)          (0.17)         (0.08)
Distributions from capital
 gains                                    (0.02)          (0.07)          ----
                                       --------         -------        -------
Total distributions                       (0.19)          (0.24)         (0.08)
                                       --------         -------        -------
Net asset value,
 end of period                         $  19.42         $ 17.60        $ 13.82
                                       ========         =======        =======
Total return                              11.47%(a)       29.48%         (7.37)%
SUPPLEMENTAL DATA
 AND RATIOS:
Net assets, end of
 period, in thousands                  $146,624         $76,482        $23,343
Ratio of expenses to
 average net assets                        1.44%(b)(c)     1.50%(b)       0.70%(b)
Ratio of net income to
 average net assets                        0.57%(b)(c)     1.61%(b)       2.23%(b)
Portfolio turnover rate                       2%             20%             4%

(a) Total return is not annualized.

(b) Net of reimbursements. Without the fee waiver, the ratio of expenses to average net assets would have been 1.40%, 1.58%, 1.40%, 1.50%, 1.53%, and 1.68% for the periods ended 1996, 1995, 1994, 1992, 1991 and 1990; and the ratio of net investment income to average net assets would have been 0.46%, 0.39%, 0.12%, 0.51%, 1.58% and 1.25% for the periods ended 1996, 1995, 1994,
    1992, 1991 and 1990.

(c) Annualized.

Ariel Mutual Funds

Financial Highlights

                                       PREMIER BOND FUND*
                                       -----------------
                                          Year Ended
                                          September 30,
                                             1996
                                             ----

Net asset value, beginning of period        $10.00
Income from investment operations:
 Net investment income                        0.43
 Net realized and unrealized gains
  (losses) on investments                    (0.04)
                                            ------
 Total from investment operations             0.39

Distributions to shareholders:
 Dividends from net investment
  income                                     (0.43)
 Distributions from capital gains            (0.01)
                                            ------
 Total distributions                         (0.44)
                                            ------
Net asset value, end of period              $ 9.95
                                            ======
Total return                                  3.96%

Supplemental data and ratios:
 Net assets, end of period, in
  thousands                                $15,367
 Ratio of expenses to average
  net assets                                  0.48%
 Ratio of net income to average
  net assets                                  5.85%
 Portfolio turnover rate                       423%
 Average commission rate paid
  per share                                     --

*The information presented is that of the Institutional Class of the Bond Fund. The Investor Class is subject to Rule 12b-1 distribution charges and higher administrative fees. Such higher expenses will cause the Investor Class to have a lower total return than the Institutional Class. Data presented for the Investor Class after February 1, 1997 will reflect such higher expenses.


The Stock Funds             Investment Objectives, Policies and Risk
seek to provide             Factors of Ariel Growth Fund and Ariel
long-term                   Appreciation Fund
appreciation.
                            Investment Objective

                            The investment objective of the Ariel
                            Growth and Ariel Appreciation Funds is to achieve long-term capital appreciation by investing primarily in equity securities of issuers that in the judgment of the Adviser are undervalued but demonstrate a strong potential for growth. In seeking their objective, the Stock Funds attempt to discover relatively unknown and undervalued companies, principally through the Adviser's own intensive research.

The Stock Funds             THE GROWTH FUND invests principally in companies
follow a long-term          with market capitalizations under $1.5 billion,
investment philosophy       with an emphasis on smaller capitalization
investing primarily         (small-cap) stocks.
in equity securities
which appear to be          THE APPRECIATION FUND focuses primarily on
undervalued.                companies with market capitalizations of
                            approximately $200 million to $5 billion
                            emphasizing medium sized companies.

                            The Stock Funds will take reasonable risks in seeking to achieve their investment objective.
                            There is, of course, no assurance that these Funds will be successful in meeting their objective since there is risk involved in the ownership of securities.

                            The Stock Funds do not trade or time the market for quick gains; rather, they follow a disciplined, conservative philosophy, investing for long-term capital appreciation in securities which appear to be undervalued relative to the market as a whole.

                            The Adviser looks for issuers that provide quality products or services and which have not attracted significant attention from securities analysts, institutional investors and the media. In order to take advantage of the anticipated growth of their portfolios, the Stock Funds expect to hold investments for a relatively long period.
                            Occasionally, however, securities purchased on a long-term basis may be sold within 12 months after purchase in light of a change in the circumstances of a particular company or industry, or in general market or economic conditions. The Stock Funds avoid issuers in cyclical, commodity-based, start-up and recently deregulated industries.



The Stock Funds look for issuers with long-term performance through different economic cycles.



The Stock Funds will normally invest at least 80% of the value of their respective net assets in equity securities and may invest up to 20% of the value of their assets in bonds, other debt obligations or fixed-income obligations.




The Stock Funds are interested in issuers with conservative management and accounting and financial practices which have demonstrated long-term performance through various economic cycles. Such an issuer's balance sheet should show a favorable cash position, limited debt and a reasonable amount of working capital. The Adviser looks for equity securities trading at below average price-to-earnings ratios and a low price relative to the Adviser's evaluation of expected sales and earnings growth, book value and assets. The Stock Funds are primarily interested in issuers which have demonstrated high earnings-per-share growth potential and the ability to achieve a high annual return on equity.

Although any investment in securities carries risk, the conservative approach of the Stock Funds is designed to maximize growth in relation to the risks assumed. Since the securities in which the Stock Funds seek to invest may be less actively traded than the securities of larger issuers, they may not always participate in market rallies to the same extent as more widely known securities. Conversely, these securities may be expected to be somewhat less vulnerable during market downturns. There is also somewhat less readily available information concerning these securities. The issuers of these securities tend to have a relatively higher percentage of insider ownership.

Although there is no predetermined percentage of assets to be invested in stocks, bonds, or money market instruments, each Stock Fund will normally invest at least 80% of the value of its net assets in equity securities. Such securities will include common stocks, convertible debt securities and preferred stocks. The Stock Funds may invest up to 20% of the value of their assets in bonds, other debt obligations or fixed-income obligations, such as money market instruments, for defensive or liquidity purposes or pending the investment of the proceeds from the sale of portfolio securities. Securities may be purchased subject to repurchase agreements with recognized securities dealers and banks. If either Stock Fund has assumed a temporary defensive posture, there is no limitation on the percentage of its assets which may be invested in fixed-income obligations, including money market instruments, described below under "Debt Obligations."

Debt Obligations

The Stock Funds may lend their portfolio securities.

The Stock Funds follow a policy of responsible investment.


Debt obligations in which the Stock Funds may invest may be long-term, intermediate-term, short-term or any combination thereof, depending on the Adviser's evaluation of current and anticipated market patterns and trends. Such debt obligations consist of the following: corporate obligations which at the date of investment are rated within the four highest grades established by Moody's Investors Services, Inc. (Aaa, Aa, A, or Baa), or by Standard & Poor's Corporation (AAA, AA, A, or BBB), or, if not rated, are of comparable quality as determined by the Adviser (bonds rated Baa or BBB are considered medium grade obligations and have speculative characteristics); obligations issued or guaranteed as to principal by the United States Government or its agencies or instrumentalities; certificates of deposit, time deposits, and bankers' acceptances of U.S. banks and their branches located outside the U.S. and of U.S. branches of foreign banks, provided that the bank has total assets of at least one billion dollars or the equivalent in other currencies; commercial paper which at the date of investment is rated A-2 or better by Standard & Poor's, Prime-2 or better by Moody's or, if not rated, is of comparable quality as determined by the Adviser; and any of the above securities subject to repurchase agreements with recognized securities dealers and banks. In the event any debt obligation held by a Stock Fund is downgraded below the lowest permissible grade, the Stock Fund is not required to sell the security, but the Adviser will consider the downgrade in determining whether to hold the security. In any event, a Stock Fund will not purchase or, if downgraded, continue to hold debt obligations rated below the lowest permissible grade if more than 5% of such Stock Fund's net assets would be invested in such debt obligations (including, for the purpose of this limitation, convertible debt securities rated below Baa or BBB, or if unrated, of comparable quality).

Each Stock Fund may lend its portfolio securities in order to earn additional income, but will not engage in such a transaction if more than 5% of its net assets would be subject to such loans.

The Stock Funds currently observe the following operating policies, which may be changed by the Board of Trustees: (1) the Adviser actively seeks companies that achieve excellence in both financial return and environmental soundness, selecting issuers that take positive steps toward preserving our environment and avoiding companies with poor environmental records; (2) neither Stock Fund will make investments in issuers whose primary source of revenue derives from the production of tobacco

Additional Policies



The Bond Fund seeks to maximize total return.

The Bond Fund seeks to achieve its investment objective by implementing decisions regarding the level and direction of interest rates (duration and yield curve decisions) and through the purchase and sale of securities to take advantage of perceived yield spread opportunities.



products; and (3) neither Stock Fund will invest in issuers primarily engaged in the manufacture of weapons systems, the production of nuclear energy, or the manufacture of equipment to produce nuclear energy.

The Stock Funds have engaged the services of Franklin Research and Development Corporation of Boston ("Franklin") to provide environmental screening for all issuers selected. Franklin provides information and opinions on the companies' environmental histories. However, Franklin does not make recommendations or provide investment advice concerning the purchase or sale of securities.

The Adviser believes that there are long-term benefits inherent in an investment philosophy that demonstrates concern for human rights, economic priorities and international relations.

See "All Funds" for additional policies of the Stock Funds.

Ariel Premier Bond Fund

Investment Objective

The investment objective of the Bond Fund is to seek to maximize total return through a combination of income and capital appreciation. The Fund generally invests in high quality, highly liquid fixed-income securities. Normally, the Bond Fund will invest at least 80% of its total assets in fixed-income securities rated A or better by Moody's Investors Service, Inc. ("Moody's") or Standard and Poor's Corporation ("S & P") or that are not rated by Moody's or S & P but are deemed to be of comparable quality by Lincoln Capital ("A-Grade Securities"). In the event that downgrades of securities cause less than 80% of the Fund's total assets to be invested in A-Grade Securities, Lincoln Capital will take steps as soon as practicable to increase the Fund's holdings of A-Grade Securities. The Fund seeks to achieve its investment objective by implementing decisions regarding the level and direction of interest rates (duration and yield curve decisions) and through the purchase and sale of securities to take advantage of perceived yield spread opportunities.

The Bond Fund may purchase any type of income producing security including, but not limited to, U.S. government and agency obligations, mortgage-backed and other asset-backed securities, commercial paper and corporate debt securities.

Duration



Investment Process

The portfolio's average duration will be longer when Lincoln Capital believes that interest rates will fall and shorter when it believes interest rates will rise.


The Bond Fund will take reasonable risks in seeking to achieve its investment objective. There is, of course, no assurance that the Fund will be successful in meeting its objective since there is risk involved in the ownership of securities.

Duration is a measure of the expected life of a fixed-income security that was developed as a more precise alternative to the concept of term-to-maturity. Duration incorporates a bond's yield, coupon interest payments, final maturity and call features into one measure. Duration is also a way to measure the interest-rate sensitivity of the Bond Fund's portfolio. The duration of the Bond Fund is calculated by averaging the durations of the bonds held by the Fund with each duration "weighted" according to the percentage of net assets that it represents. In general, the higher the Bond Fund's duration, the greater the appreciation or depreciation of the Fund's assets will be when interest rates change. In its attempt to maximize total return, Lincoln Capital intends to vary the duration of the Bond Fund, as described below, depending on its outlook for interest rates.

Interest Rate Decisions

Lincoln Capital seeks to achieve a duration equal to the duration of the domestic, investment grade bond market when its outlook for interest rates is neutral. The portfolio's average duration will be longer when Lincoln Capital believes that interest rates will fall and shorter when it believes interest rates will rise. The stronger Lincoln Capital's conviction, the further the Bond Fund's duration will diverge from the duration of the domestic, investment grade bond market, which generally averages approximately five years. The Bond Fund's duration will normally range from four to six years. It is expected that only on rare occasions will the Bond Fund's duration reach the extreme positions (plus or minus 2 years from the duration of the domestic, investment grade bond market).

The Bond Fund's duration relative to that of the domestic, investment grade bond market is established in periodic strategy meetings of a committee consisting of senior officers of Lincoln Capital. Changes in the Bond Fund's duration are based on a disciplined valuation of three factors:

(a)  Economic activity and capacity for growth;
(b)  U.S. Government monetary policy; and
(c)  Expectations for inflation.

Research Process


The committee evaluates the above factors and weights each one to determine a precise duration position relative to the duration of the domestic, investment grade bond market. Over time, changes in the duration position take the form of a series of small movements; generally in one-half year increments.

Once the Bond Fund's specific duration position has been established, remaining decisions (i.e. yield curve structure, sector emphasis and issue selections), are made and implemented by Lincoln Capital's Fixed Income Group working as a team. These decisions are based on Lincoln Capital's belief that yield spreads reflect fundamental risk premiums. These premiums reflect compensation for accepting credit risk or uncertain cash flow patterns (timing and amounts). Lincoln Capital's judgments on these spreads are influenced by its outlook for business conditions and for the volatility of interest rates. These judgments are supported by studies of historical spread relationships and break-even spread analysis. Cash equivalents may be used to create the desired yield curve structure. Portfolio positions are continually monitored and evaluated.

Sector Emphasis and Security Selection

Sector and security selection decisions are based on Lincoln Capital's judgment and are supported by studies of historical spread relationships, break-even yield spread analysis, and model driven portfolio return projections. In order to monitor yield spreads, Lincoln Capital maintains extensive yield spread data banks and has direct computer access to extensive historical yield spread data and specific issuer data.

Credit research consists of internally generated fundamental analysis and input from rating agencies and other sources. A committee of Lincoln Capital reviews those corporate bonds that are considered for purchase. By focusing on higher-rated securities, and by comparing judgments among outside sources to internal credit judgments, Lincoln Capital believes that credit risk can be managed and reduced. It is unlikely that Lincoln Capital will seek to enhance the Bond Fund's return by anticipating an improvement in the creditworthiness of specific corporate issuers, particularly lower rated issuers.

Virtually 100% of Lincoln Capital's fixed-income research is generated in-house. Each member of the investment staff serves as a portfolio manager and a research analyst. There is no lapse

Bond Fund Investments



Generally at least 80% of the Bond Fund's total assets will be invested in A-Grade Securities, which are in the three highest grades, or the equivalent, while 20% of the total assets are not so limited.


between the development of an investment idea and its execution. Fundamental research includes economic analysis, sector and issuer spread relationships, and credit research. In the area of quantitative research, Lincoln Capital owns proprietary models, developed in-house. These include: a mortgage prepayment model, mortgage valuation model, total return analytics for securities with complex cash flows, risk exposure models, and yield curve analytics.

IN GENERAL. The Bond Fund may invest in fixed-income securities which are obligations of, or guaranteed by the U.S. Government, its agencies or instrumentalities ("U.S. Government Securities"). U.S. Government Securities are unrated but are generally considered high-grade securities. The Fund may also invest in other investment grade fixed-income securities, including corporate bonds, mortgage-backed and other asset-backed securities and other high quality, liquid investments.

THE DEBT SECURITIES IN WHICH THE BOND FUND WILL INVEST ARE INVESTMENT GRADE SECURITIES.

The debt securities in which the Bond Fund will invest are investment grade securities. These are securities rated in the four highest grades assigned by Moody's (Aaa, Aa, A and Baa) or S & P (AAA, AA, A and BBB) or that are not rated by Moody's or S & P but deemed to be of comparable quality by Lincoln Capital. Generally, at least 80% of the Bond Fund's total assets will be invested in A-Grade Securities, which are in the three highest grades, or the equivalent, while 20% of the total assets are not so limited. The lowest investment grade securities (Baa and BBB) have speculative characteristics because changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments. The Bond Fund will not invest in securities below investment grade (so called "junk bonds"). In the event of a downgrade of a debt security held by the Bond Fund to below investment grade, the Bond Fund is not usually required to automatically sell the issue, but Lincoln Capital will consider whether to continue holding the security. However, if such a downgrade would cause more than 5% of net assets to be invested in debt securities below investment grade, Lincoln Capital will take steps as soon as practicable to reduce the proportion of debt below investment grade to 5% of net assets or less.

The value of the shares issued by the Bond Fund is not guaranteed and will fluctuate with changes in the value of the Fund's portfolio. Generally when prevailing interest rates rise, the value of the Bond Fund's portfolio is likely to decline and when prevailing interest rates decline, the value of the Bond Fund's portfolio is likely to rise.

U.S. Government Securities

There are two basic types of U.S. Government Securities: (1) direct obligations of the U.S. Treasury, and (2) obligations issued or guaranteed by an agency or instrumentality of the U.S. Government. Agencies and instrumentalities of the U.S. Government include Federal Farm Credit System ("FFCS"), Student Loan Marketing Association ("SLMA"), Federal Home Loan Mortgage Corporation ("FHLMC"), Federal Home Loan Banks ("FHLB"), Federal National Mortgage Association ("FNMA") and Government National Mortgage Association ("GNMA"). Some obligations issued or guaranteed by agencies or instrumentalities, such as those issued by GNMA, are fully guaranteed by the U.S. Government. Others, such as FNMA bonds, rely on the assets and credit of the instrumentality with limited rights to borrow from the U.S. Treasury. Still other securities, such as obligations of the FHLB, are supported by more extensive rights to borrow from the U.S. Treasury.

The guarantees of the U.S. Government, its agencies and instrumentalities are guarantees of the timely payment of principal and interest on the obligations purchased and not of their market value.

Mortgage Related Securities

Pass-Through Securities. The Bond Fund may invest in GNMA Certificates which are mortgage-backed securities representing part ownership of a pool of mortgage loans. A "pool" or group of such mortgages is assembled and, after being approved by GNMA, is offered to investors through security dealers. Once approved by GNMA, the timely payment of interest and principal on each mortgage is guaranteed by GNMA and backed by the full faith and credit of the U.S. Government. GNMA Certificates differ from bonds in that principal is paid back monthly by the borrower over the term of the loan rather than returned in a lump sum at maturity. GNMA Certificates are called "pass-through" securities because both interest and principal payments (including prepayments) are passed through to the holder of the Certificate.

The Bond Fund may also invest in pools of mortgages which are issued or guaranteed by other agencies of the U.S. Government such as FNMA or FHLMC. FNMA and FHLMC Certificates are similar to GNMA Certificates except that timely payment of interest and principal of each mortgage may not be guaranteed by the full faith and credit of the U.S. Government.

The average life of pass-through pools varies with the maturities of the underlying mortgage instruments. In addition, a pool's term may be shortened or lengthened by unscheduled or early payment, or by slower than expected prepayment, of principal and interest on the underlying mortgages. The occurrence of mortgage prepayments is affected by the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions. As prepayment of individual pools varies widely, it is not possible to precisely predict the average life of a particular pool.

Collateralized Mortgage Obligations. The Bond Fund may also invest in collateralized mortgage obligations ("CMOs"). CMOs are debt securities issued by a corporation, trust or custodian or by a U.S. Government agency or instrumentality, which are collateralized by mortgage pass-through securities. Cash flows from the mortgage pass-through securities are allocated to various tranches (a "tranche" is essentially a separate security) in a predetermined, specified order. Each tranche has a stated maturity (the latest date by which the tranche can be completely repaid, assuming no prepayments) and has an average life (the average of the time to receipt of a principal payment weighted by the size of the principal payment). The average life is typically used as a proxy for maturity because the debt is amortized (repaid a portion at a time), rather than being paid off entirely at maturity, as would be the case in a straight debt instrument. Investments in CMO's are limited to Planned Amortization Class and sequential issues. The Bond Fund will normally invest only in CMOs that are issued, or have cash flow guaranteed, by U.S. Government agencies or instrumentalities. Such CMOs will generally be deemed to be U.S. Government Securities for purposes of various portfolio restrictions described in this Prospectus or the Statement of Additional Information.

Interest and principal payments from the underlying mortgages are typically used to pay interest on all CMO tranches and to retire successive class maturities in a sequence. Thus, the issuance of CMO tranches with varying maturities and interest rates may result in greater predictability of maturity with one tranche and less predictability of maturity with another tranche than a direct investment in a mortgage-backed pass-through security (such as a GNMA Certificate). Tranches with shorter maturities typically have a lower volatility and lower yield while those with longer maturities typically have higher volatility and higher yield. Thus, investments in CMOs can carry more or less risk than mortgage pass-through securities and offer more defensive or aggressive investment alternatives.

Mortgage Dollar Rolls. The Bond Fund may enter into "mortgage dollar rolls," which are transactions in which the Fund sells a mortgage-related security to a dealer and simultaneously agrees to repurchase a similar security (but not the same security) in the future at a pre-determined price. See "Mortgage Dollar Rolls" in the Bond Fund's Statement of Additional Information for more information regarding this type of transaction.

Additional Risks. Investments by the Bond Fund in mortgage-related U.S. Government Securities, such as GNMA Certificates, and CMOs also involve other risks. The yield on a pass-through security is typically quoted based on the maturity of the underlying instruments and the associated average life assumption. Actual prepayment experience may cause the yield to differ from the assumed average life yield. Accelerated prepayments adversely impact yields for pass-throughs purchased at a premium; the opposite is true for pass-throughs purchased at a discount. During periods of declining interest rates, prepayment of mortgages underlying pass-through certificates can be expected to increase. When the mortgage obligations are prepaid, the Bond Fund reinvests the prepaid amounts in securities, the yields of which reflect interest rates prevailing at that time. Therefore, the Bond Fund's ability to maintain a portfolio of high-yielding, mortgage-backed securities will be adversely affected to the extent that prepayments of mortgages must be reinvested in securities which have lower yields than the prepaid mortgages. Moreover, prepayments of mortgages which underlie securities purchased at a premium could result in capital losses. Investment in such securities could also subject the Fund to "maturity extension risk" which is the possibility that rising interest rates may cause prepayments to occur at a slower than expected rate. This particular risk may effectively change a security which was considered a short or intermediate-term security at the time of purchase into a long-term security. Long-term securities generally fluctuate more widely in response to changes in interest rates than short or intermediate-term securities.

Other Asset-Backed Securities

The Bond Fund may invest in asset-backed securities which are backed by assets other than mortgages. These securities are collateralized by shorter term loans such as automobile loans, computer leases, or credit card receivables. The payments from the collateral are passed through to the security holder. The collateral behind asset-backed securities tends to have prepayment rates that do not vary with interest rates. In addition, the short-term nature of the loans reduces the impact of any change in prepayment level. These securities are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt.

Credit Support. Asset-backed securities are backed by a diversified pool of assets representing the debt of a number of different parties. To lessen the effect of failures by the debtors to make payments, such securities may contain elements of credit support. Such credit support falls into two classes: liquidity protection and protection against ultimate default by debtors on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that scheduled payments on the underlying pool are made in a timely fashion. Protection against ultimate default ensures repayment of at least a portion of the debt in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained from third parties, through various means of structuring the transaction or through a combination of such approaches.

Additional Risks. Issuers of asset-backed securities generally hold no assets other than the assets underlying such securities and any credit support provided. As a result, although payments on asset-backed securities are obligations of the issuers, in the event of defaults on underlying assets not covered by any credit support, the issuers are unlikely to have sufficient assets to satisfy their obligations on the related asset-backed securities. The loans underlying these securities are subject to prepayments which can decrease maturities and returns. Due to the possibility that prepayments will alter the cash flow on asset-backed securities, it is not possible to determine in advance the actual final maturity date or average life. Faster prepayment will shorten the average life and slower prepayments will lengthen it. However, it is possible to determine what the range of that movement could be and to calculate the effect that it will have on the price of the security.

The values of these securities are ultimately dependent upon payment of the underlying loans by individuals, and the holders, such as the Bond Fund, generally have no recourse against the originator of the loans. The Bond Fund as a holder of these securities may experience losses or delays in payment if the original payments of principal and interest are not made to the issuer with respect to the underlying loans.

The Bond Fund will normally invest in corporate issues that are rated A or better by Moody's or S&P or which are not rated by Moody's or S&P but are deemed by Lincoln Capital to be of comparable quality.



Corporate Bonds


The Bond Fund may invest in investment grade corporate bonds. Usually, no single corporate issuer will comprise more than 5% of the Bond Fund's total assets at the time of investment. The value of lower-rated corporate debt securities is more sensitive to economic changes or individual corporate developments than higher-rated investments. The Bond Fund will normally invest in corporate issues that are rated A or better by Moody's or S & P or which are not rated by Moody's or S & P but are deemed by Lincoln Capital to be of comparable quality.


Yankee Bonds


Some of the debt securities in which the Bond Fund may invest are known as "Yankee Bonds." Yankee Bonds are U.S. dollar-denominated debt securities issued by foreign entities. These bonds are not subject to currency fluctuation risks. However, the issuing entities are sometimes not subject to the same accounting principles as U.S. corporations. The risks of investment in foreign issuers may include expropriation or nationalization of assets, confiscatory taxation, exchange controls and limitations on the use or transfer of assets, and significant withholding taxes. Lincoln Capital will take these factors into consideration when determining what Yankee Bonds the Fund will purchase. Other than Yankee Bonds, the Bond Fund does not intend to invest in securities of foreign issuers.


Delayed Delivery Transactions

The Bond Fund may purchase and sell securities on a when-issued basis.

When-issued securities are securities purchased at a certain price even though the securities may not be delivered for up to

90 days. The Bond Fund will maintain, with its Custodian, a separate account with a segregated portfolio of liquid, high-grade debt securities or cash in an amount at least equal to these commitments. The Bond Fund will generally earn income on assets deposited in the segregated account. No payment or delivery is made by the Bond Fund in a when-issued transaction until it receives payment or delivery from the other party to the transaction. Although the Bond Fund receives no income from the above described securities prior to delivery, the market value of such securities is still subject to change. As a consequence, it is possible that the market price of the securities at the time of delivery may be higher or lower than the purchase price. The Bond Fund does not intend to remain fully invested when such purchases are outstanding. However, if the Bond Fund were to remain substantially fully invested at a time when delayed delivery purchases are outstanding, the delayed delivery purchases could result in a form of leveraging. When the Bond Fund has sold a security on a delayed delivery basis, the Bond Fund does not participate in future gains or losses with respect to the security. If the other party to a delayed delivery transaction fails to deliver or pay for the securities, the Bond Fund could miss a favorable price or yield opportunity or could suffer a loss. The Bond Fund may dispose of or renegotiate a delayed delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a capital gain or loss.


Certain Investment Restrictions for the Bond Fund




In addition to other non-fundamental restrictions as described herein and in the Bond Fund's Statement of Additional Information, the Bond Fund will not (i) invest in securities that are rated below investment grade or are deemed by Lincoln Capital to be the equivalent, if unrated; (ii) enter into reverse repurchase agreements; (iii) engage in options or futures transactions; (iv) purchase foreign securities other than Yankee Bonds or (v) use leverage except to the extent that certain strategies, such as delayed-delivery transactions, may be considered leveraged transactions by the Securities and Exchange Commission.


Portfolio Transactions of the Bond Fund



Lincoln Capital is responsible for the placement of portfolio transactions. It is the Bond Fund's policy to seek to place portfolio transactions with brokers or dealers on the basis of best execution.

Generally, Lincoln Capital manages the Bond Fund without regard to restrictions on portfolio turnover, except those imposed on its ability to engage in short-term trading by provisions of the federal tax laws. Trading in fixed-income securities does not generally involve the payment of brokerage commissions, but does involve indirect transaction costs. The higher the turnover rate of the Bond Fund's portfolio, the higher the transaction costs borne by the Bond Fund will be. See "Financial Highlights" for the Fund's turnover for the fiscal year ended September 30, 1996.

All Funds

Borrowing

STOCK FUNDS. The Stock Funds may not borrow money, except temporarily for emergency purposes in an amount not exceeding 10% of total assets in order to meet redemption requests without immediately selling portfolio securities.

BOND FUND. The Bond Fund may not borrow money to purchase securities. The Bond Fund may borrow money only for temporary or emergency purposes, and then only from banks in an amount not exceeding 33-1/3% of the value of the Bond Fund's total assets (including the amounts borrowed). The Bond Fund will not purchase securities when its borrowings, less amounts receivable on sales of portfolio securities, exceed 5% of total assets.

Illiquid Securities

STOCK FUNDS. The Stock Funds will not make purchases of illiquid securities if such a purchase would cause more than 10% of the Growth Fund's total assets, or 5% of the Appreciation Fund's total assets, to be invested in such securities.

BOND FUND. The Bond Fund will not purchase or hold illiquid securities if more than 15% of the Bond Fund's net assets would then be illiquid. If at any time more than 15% of the Bond Fund's net assets are illiquid, steps will be taken as soon as practicable to reduce the percentage of illiquid assets to 15% or less.

Repurchase Agreements

All of the Funds may invest in repurchase agreements. A repurchase agreement is an arrangement under which a Fund buys securities and the seller (a bank or securities dealer that the Adviser or Lincoln Capital believes to be financially sound) simultaneously agrees to repurchase the securities within a specified time at a higher price that includes an amount representing interest on the purchase price. In the event of a default by a seller of a repurchase agreement, the Funds could experience both delays in liquidating the underlying securities and potential losses. The Funds will normally invest in repurchase agreements maturing in less than seven days. Repurchase agreements maturing in more than seven days are deemed to be illiquid and thus subject to the Funds' limitations on investments in illiquid securities described above.

The Stock Funds will not purchase the security of any issuer (other than cash items or U.S. Government Securities) if such purchase would cause a Stock Fund's holdings of that issuer to amount to more than 5% of the Fund's total assets at the time of purchase.

Investment Diversification and Concentration

As to seventy-five percent of its total assets, the Bond Fund will not purchase the security of any issuer (other than cash items or U.S. Government Securities) if such purchase would cause the Bond Fund's holdings of that issuer to amount to more than 5% of the Bond Fund's total assets at the time of purchase. The remaining 25% of the Bond Fund's total assets are not so limited which allows Lincoln Capital to invest more than 5% of the Bond Fund's total assets in a single issuer. In the event that Lincoln Capital chooses to make such an investment, it may expose the Bond Fund to greater risk. However, Lincoln Capital does not intend to (i) make any investment in a single corporate issuer if, at that time, such issuer would represent more than 5% of the Bond Fund's total assets, or (ii) make any investment in a single issuer of asset-backed securities if at that time, such issuer would represent more than 10% of the Bond Fund's total assets.

The Funds will not concentrate 25% or more of their respective total assets in any one industry. U.S. Government Securities are not subject to this limitation.

Fundamental policies may not be changed without shareholder approval.

The investment restrictions set forth in the Statements of Additional Information as fundamental policies and the investment objectives are fundamental policies and may not be changed without a shareholder vote. All other investment policies of the Funds are not fundamental and may be changed by the Board of Trustees. Any percentage restrictions (except those Bond Fund restrictions with respect to borrowing and illiquid securities) apply at the time of investment without regard to later increases or decreases in the values of securities or total or net assets.

The Funds may advertise total return and yield, which are based on historical results and are not intended to indicate future performance.


Total Return, Yield and Other Performance Information

TOTAL RETURN. A total return is a change in the value of an investment during the stated period, assuming all dividends and capital gain distributions are reinvested. A cumulative total return reflects performance over a stated period of time. An average annual total return is the hypothetical annual compounded return that would have produced the same cumulative total return if the performance had been constant over the entire period. Because average annual returns tend to smooth out variations in the returns, you should recognize that they are not the same as actual year-by-year results. In addition to advertising average annual returns for the required standard periods, such returns may be quoted for other periods, including periods of less than one year. Further information about each Fund's performance is contained in the Annual Report to Shareholders, which may be obtained from the Funds without charge.

YIELD. Quotations of yield for the Bond Fund will be based on the investment income per share (as defined by the Securities and Exchange Commission) during a particular 30-day (or one-month) period (including dividends and interest), less expenses accrued during the period ("net investment income"), and will be computed by dividing net investment income by the maximum public offering price per share on the last day of the period.

OTHER PERFORMANCE INFORMATION. The Funds also may provide current distribution information to their shareholders in shareholder reports or other shareholder communications or in certain types of sales literature provided to prospective investors. Current distribution information for the Funds will be based on distributions for a specified period (i.e., total dividends from net investment income), divided by the net asset value per share on the last day of the period and annualized. Current distribution rates differ from standardized yield rates in that they represent what the Fund has declared and paid to shareholders as of the end of a specified period rather than the Fund's actual net investment income for that period.

Performance information for the Stock Funds may be compared to the S&P 500 and the Russell 2500. Performance information for the Bond Fund may also be compared to various unmanaged indices, such as the Lehman Brothers Aggregate Bond Index, the Lehman Brothers Government/Corporate Index and the

MANAGEMENT AND ORGANIZATION OF THE FUNDS


Salomon Brothers Broad Investment-Grade Bond Index. In addition, performance of each of the Funds may be compared to indices prepared by Lipper Analytical Services, and other entities or organizations which track the performance of investment companies or investment advisers. Unmanaged indices (i.e., other than Lipper) generally do not reflect deductions for administrative and management costs and expenses. Any performance information should be considered in light of each Fund's investment objectives and policies, characteristics and quality of the portfolio and the market conditions during the time period indicated, and should not be considered to be representative of what may be achieved in the future. For a description of the methods used to determine total return for the Funds and yield and distribution rates for the Bond Fund, see the Statements of Additional Information.

From time to time, the Funds or their affiliates may provide information including, but not limited to, general economic conditions, comparative performance data and rankings with respect to comparable investments for the same period and for unmanaged market indices described in the Statements of Additional Information.

Each Fund is a series of the Ariel Growth Fund (doing business as Ariel Investment Trust) (the "Trust"), an open-end diversified management investment company organized as a Massachusetts business trust on August 1, 1986.

The Trust is not required to hold annual shareholder meetings. Shareholder meetings are held when they are required under the Investment Company Act of 1940 or otherwise called for special purposes. Special meetings may be called by the Trustees for purposes such as electing and removing Trustees, changing fundamental policies, or approving an investment advisory contract. Trustees may be removed at a special meeting of shareholders by a vote of two-thirds of the outstanding shares. Special meetings may also be called when requested in writing by the holders of 10% or more of the shares eligible to vote at such meetings. Trustees may be removed at a special meeting of shareholders by a vote of two-thirds of the outstanding shares. As a shareholder, you receive one vote for each share of the Funds you own.

The Stock Funds each offer only one class of shares. Shares of the Bond Fund are currently offered in two classes, the Institutional Class and the Investor Class. The Investor Class shares require an initial minimum investment of $1,000 or more. See "How to Buy Shares - Initial Purchase." The Institutional Class requires an initial minimum investment of $1,000,000 and is sold primarily to institutional investors. The Board of Trustees may offer additional classes of any of the Funds in the future and may at any time discontinue the offering of any class of shares. Shares have no preemptive or subscription rights and are freely transferable. Each share of the Bond Fund represents an interest in the assets of the Bond Fund and has identical voting, dividend, liquidation and other rights and the same terms and conditions as any other shares except that (i) the expenses that are specific to one class, such as distribution expenses and administrative fees, are borne solely by such class and (ii) each class of shares votes separately with respect to matters in which the interests of one class differ from the interests of the other class or on any other matters for which separate class voting is appropriate under applicable law.

Because the Investor Class of the Bond Fund incurs higher administrative and distribution fees, that class will have a higher expense ratio and will have correspondingly lower returns than the Bond Fund's Institutional Class. You may call 1-800-29-ARIEL (1-800-292-7435) for more information regarding the Institutional Class of the Bond Fund.

The Board of Trustees supervises the Funds' activities and reviews the Trust's contracts with companies that provide services to the Funds.

Board of Trustees
BERT N. MITCHELL, CPA
Chairman and Chief Executive Officer, Mitchell & Titus, LLP (independent accountants)

MARIO L. BAEZA, ESQ.
Chairman and Chief Executive Officer, Latin America Equity Partners, L.P. (venture capital)

WILLIAM C. DIETRICH, CPA
Vice President and Chief Financial Officer, Shopping Alternatives, Inc. (computerized shopping service)

ROYCE N. FLIPPIN, JR.
President, Flippin Associates (consultants); formerly Director of Program Advancement, Massachusetts Institute of Technology

JOHN G. GUFFEY, JR.
Chair, Calvert Social Investment Foundation; Treasurer and Director, Silby, Guffey and Co., Inc. (venture capital)

MELLODY L. HOBSON
Senior Vice President, Director of Marketing, Ariel Capital Management, Inc.

CHRISTOPHER G. KENNEDY
Executive Vice President and Director, Merchandise Mart Properties, Inc. (real estate management)

ERIC T. McKISSACK, CFA
Vice Chairman and Co-Chief Investment Officer, Ariel Capital Management, Inc.


Ariel Capital Management, Inc. serves as the Adviser to the Stock Funds.

The Adviser is a privately held investment management firm, controlled by John
W. Rogers, Jr. and owned by its employees. The Adviser is located at 307 N. Michigan Avenue, Suite 500, Chicago, Illinois 60601. As of December 31, 1996, the Adviser had assets under management of just under $1.5 billion, including assets of the Funds.

Subject to the overall supervision of the Board of Trustees and pursuant to the Management Agreement, the Adviser acts as the manager of the Stock Funds. The Adviser manages the investment operations for the Stock Funds. In addition, the Adviser is responsible for performing or overseeing the Stock Funds' management and administration, provides the Stock Funds with office space, executive and other personnel and pays the salaries and fees of all Trustees who are affiliated persons. The Stock Funds pay all other operating expenses. The Adviser is paid a fee for its services to the Growth Fund at the annual rate of 0.65% of the Growth Fund's average daily net assets for the first $500 million; 0.60% of the next $500 million and 0.55% of average daily net assets over $1 billion; and for its services to the Appreciation Fund at the annual rate of 0.75% of the Appreciation Fund's average daily net assets for the first $500 million; 0.70% of the next $500 million and 0.65% for average daily net assets over $1 billion.

Ariel Capital Management, Inc. also serves as the Adviser and the Administrator to the Bond Fund.

Subject to the overall supervision of the Board of Trustees and pursuant to the Investment Advisory Agreement, Ariel Capital Management, Inc. (the "Adviser") acts as the investment adviser to the Bond Fund. The Adviser is responsible for certain management services and pays all of the Bond Fund's expenses other than the Adviser's fees under the Investment Advisory Agreement and the Administrative Services Agreement, the expenses assumed by the Adviser under the Administrative

Services Agreement, interest, taxes, brokerage commissions, and extraordinary expenses. Under the Investment Advisory Agreement, the Adviser is paid a fee based on the average daily net assets of the Bond Fund at the annual rate of 0.35%.

The Adviser is also the Administrator to the Bond Fund. Under the Administrative Services Agreement, the Administrator is responsible for providing, arranging for or facilitating transfer agency and shareholder servicing; the preparation, printing and distribution of notices, proxy materials, reports to regulatory bodies and reports to shareholders related to a specific class; state securities qualifications; SEC registrations and shareholder meetings. The Administrator pays all of the Bond Fund's expenses related to the services to be provided under the Administrative Services Agreement, all fees and expenses of Trustees incurred as a result of a matter related solely to one class of shares of the Bond Fund and, generally, the Bond Fund's auditing and legal fees for professional services related solely to one class of the shares of the Bond Fund. The Administrator is not responsible for paying any legal, accounting or other expenses related to any litigation affecting the Bond Fund. For services under the Administrative Services Agreement, the Investor Class pays a fee based on the average daily net assets of the Investor Class at the annual rates of 0.25% if such net assets are less than $1 billion; 0.225% if such net assets are at least $1 billion, but less than $2 billion and 0.20% if such net assets are at least $2 billion or more.

Sub-Adviser for the Bond Fund

Lincoln Capital Management Company ("Lincoln Capital"), 200 South Wacker Drive, Chicago, IL 60606, acts as the Sub-Adviser of the Bond Fund. Lincoln Capital manages the day-to-day investment operations for the Fund. The Bond Fund pays no fees directly to Lincoln Capital. Lincoln Capital receives fees from the Adviser at the annual rate of 0.30% of the average daily net assets up to $50 million; 0.20% for the next $50 million; 0.15% for the next $150 million and 0.10% for amounts greater than $250 million.

The Managing Directors and controlling shareholders of Lincoln Capital and their titles, are as follows:

  David M. Fowler, Executive Vice President
  J. Parker Hall, III, Chief Executive Officer
  Richard W. Knee, Executive Vice President
  Kenneth R. Meyer, President
  Timothy H. Ubben, Chairman
  Ray B. Zemon, Executive Vice President

Portfolio Management

GROWTH FUND. The Growth Fund's investment selections are made by John W. Rogers, Jr., Chairman, President, and Treasurer of Ariel Capital Management, Inc. Mr. Rogers founded Ariel Capital in 1983 as an institutional money management firm specializing in equities. Prior to 1983, he worked as a stock broker for the investment banking firm of William Blair & Co. Among his civic affiliations, Mr. Rogers currently serves as President of the Board of the Chicago Park District and Director of the Chicago Urban League. He also serves as a Director on the Boards of American National Bank & Trust Company, Burrell Communications Group, and Aon Corporation. He is a 1980 graduate of Princeton University, where he received a B.A. in Economics.

APPRECIATION FUND. The Appreciation Fund's investment selections are made by Eric T. McKissack who has been the Fund's portfolio manager since its inception. Mr. McKissack is the Vice Chairman and Co-Chief Investment Officer for the Adviser as well as a trustee and President of the Ariel Investment Trust. Formerly, Mr. McKissack served as the Adviser's Director of Research. Prior to joining the Adviser, he worked for five years as a research analyst for The First National Bank of Chicago. Mr. McKissack holds a B.S. in both Management and Architecture from the Massachusetts Institute of Technology and an M.B.A. from the University of California at Berkeley. He is a Chartered Financial Analyst and a board member of the Investment Analysts Society of Chicago. He also serves as a board member of Travelers & Immigrant Aid, Urban Gateways and the Financial Advisory Committee of the Magic Johnson Foundation.

BOND FUND. The Bond Fund's duration decisions are made by a strategy committee comprising five senior officers of Lincoln Capital: Timothy Doubek, J. Parker Hall III, Richard W. Knee, Kenneth R. Meyer, and Ray B. Zemon. The five members of the strategy committee average 23 years of investment experience. Investment selections for the Bond Fund are made by members of the fixed-income group:
Pamela Allen, Timothy Doubek, Terrence J. Glomski, Lorraine L. Holland, Andrew
A. Johnson, Kostas Iordanidis, Richard W. Knee, Peter Knez, Kenneth R. Meyer and Ray B. Zemon. The ten members of the fixed-income group average 14.4 years of investment experience. As of December 31, 1996, Lincoln Capital, as a whole, had $42.5 billion of assets under management of which $25 billion is managed in fixed-income strategies.

Performance History of Lincoln Capital

Set forth below are certain performance data, provided by Lincoln Capital, relating to annual average investment results of a composite of client advisory accounts ("Advisory Accounts") whose portfolios were managed by Lincoln Capital over a period of fifteen years, since Lincoln Capital began operations. The Advisory Accounts had the same investment objective as the Bond Fund and were managed using substantially similar, though not necessarily identical investment strategies and techniques as those used by the Fund. Because of the similarities in investment strategies and techniques, Lincoln Capital believes that the Advisory Accounts are sufficiently comparable to the Bond Fund to make the performance data listed below relevant to its investors. Also set forth below, for comparison, are the performances of widely recognized indices of market activity based upon the aggregate performance of selected unmanaged portfolios of publicly traded fixed-income securities.

The results presented are not intended to predict or suggest returns that will be experienced by the Bond Fund or the return that an investor will achieve by investing in the Bond Fund. The Bond Fund is subject to different costs, including investment management, administration and registration fees that were not incurred by the Advisory Accounts. Different methods of determining the performance from those described in the footnote to the chart below may result in different performance figures. Investors should not rely on the following data as an indication of future performance of Lincoln Capital or of the Bond Fund.

                                  ANNUAL TOTAL RETURN

-----------------------------------------------------------------------------------------------------------------------------
                                                           Lincoln Capital's                             Salomon Brothers
                        Number        Average Account        Active Fixed          Lehman Brothers       Broad Investment-
       Year           of Accounts    Size ($ millions)       Composite(1)          Aggregate Index(2)   Grade Bond Index(2)
       ----         ---------------  -----------------    -------------------      --------------------  --------------------
       1982               11               $ 48                 37.19%                    32.62%               31.79%
       1983               15                 50                  7.59                      8.36                 8.21
       1984               18                 62                 14.33                     15.15                14.99
       1985               14                 96                 24.83                     22.10                22.26
       1986               17                 98                 17.41                     15.26                15.43
       1987               17                105                  3.37                      2.76                 2.60
       1988               19                109                  7.64                      7.89                 7.99
       1989               23                 90                 14.79                     14.53                14.43
       1990               25                118                  8.47                      8.96                 9.09
       1991               25                150                 15.91                     16.00                15.98
       1992               29                148                  7.84                      7.40                 7.58
       1993               29                150                 11.09                      9.75                 9.92
       1994               27                140                 -2.09                     -2.92                -2.85
       1995               31                221                 16.89                     18.47                18.53
       1996               29                241                  3.39                      3.63                 3.62

                             Annualized Performance
                     for the period ended December 31, 1996

                                     Lincoln Capital       Lehman Aggregate
                                     ---------------       ----------------
       5 Year Annualized                  7.24%                 7.04%
       10 Year Annualized                 8.58                  8.47
       Since Inception Annualized        12.22                 11.69

(1) These figures are dollar-weighted, average annual investment results expressed as a percentage return. Returns shown for Lincoln Capital are after deduction of investment advisory fees. The accounts represented in the composite are all accounts managed in a manner that is substantially similar to the investment management of the Bond Fund and are most of Lincoln Capital's active accounts.

(2) The Lehman Brothers Aggregate Index and the Salomon Brothers Broad Investment-Grade Bond Index are unmanaged indices of fixed-income securities which are composed of securities that are substantially similar to the types of securities in which the Advisory Accounts and the Bond Fund invest.

Ariel Distributors, Inc. is the Principal Underwriter to the Funds



Ariel Distributors, Inc. serves as the Funds' principal underwriter. Under the terms of its Underwriting Agreement, Ariel Distributors markets and distributes the shares of the Trust and is responsible for payment of commissions and service fees to broker-dealers, banks, and financial services firms, preparation of advertising and sales literature, and printing and mailing of prospectuses to prospective investors. Pursuant to the Underwriting Agreement, Ariel Distributors receives a fee at the annual rate of 0.25% of the average daily net assets of the Stock Funds and the Bond Fund's Investor Class. Ariel Distributors is a wholly-owned subsidiary of the Adviser.

The Transfer Agent and Custodian

Investors Fiduciary Trust Company ("IFTC"), 127 West 10th Street, Kansas City, Missouri 64105, is the Funds' transfer agent, custodian, dividend disbursing and shareholder servicing agent.

Distribution Plan

The Stock Funds and the Investor Class of the Bond Fund bear some of the cost of selling, marketing and distributing their shares under Distribution Plans adopted pursuant to Rule 12b-1 under the 1940 Act (the "Plan"). The Plans authorize payments by the Stock Funds and the Investor Class of the Bond Fund to the Distributor of up to 0.30% annually of the average daily net asset value of each Stock Fund or the Investor Class of the Bond Fund, respectively, but payments under the Plans are currently limited by the Board of Trustees to 0.25% annually of such average daily net asset value. For the Bond Fund, payments pursuant to its Plan are included in the operating expenses of the Investor Class.

Each Plan may be terminated at any time by vote of the Trustees who are not interested persons of the Adviser or the Funds and have no direct or indirect financial interest in the Plans or by a vote of a majority of the outstanding voting shares of the respective Funds.

A dealer having a sales agreement with respect to the Funds may receive up to 0.25% of the annual average daily net assets of accounts of the Stock Funds or of the Bond Fund Investor Class shares held in its customers' accounts as ongoing service and account maintenance fees. The Distributor or the Adviser also may make expense reimbursements for special training and education of a dealer's registered representatives.

Initial Purchases






How to Buy Shares

The minimum initial investment for each of the Funds is $1,000, or $250 for retirement accounts, unless you participate in an automatic investment plan, in which case there is a $50 minimum per investment.

A completed and signed application is required for each new account you open, regardless of the method you choose for making your initial investment. An account application accompanies this prospectus. Additional forms may be required from corporations, associations and certain financial institutions. If you have any questions or need additional applications, call 1-800-29-ARIEL (1-800-292-7435).

By Mail

To purchase shares by mail, please make your check payable to ARIEL MUTUAL FUNDS and mail it with an application, indicating which of the Ariel Mutual Funds you would like to buy, to:

  Ariel Mutual Funds
  P.O. Box 419121
  Kansas City, Missouri 64141-6121

All purchases made by check should be in U.S. dollars and made payable to the ARIEL MUTUAL FUNDS. Third party checks, except those payable to an existing shareholder who is a natural person (as opposed to a corporation or partnership), credit cards, and cash will not be accepted. When purchases are made by check or periodic automatic investment, redemptions will not be allowed until the investment being redeemed has been in the account for 15 calendar days.

By Wire

You may also purchase shares by bank wire. Just call us at 1-800-29-ARIEL (1-800-292-7435) and we will ask you your name, address, social security or tax identification number, the amount of your investment, the name of the Ariel Mutual Fund in which you wish to invest as well as the name and address of the financial institution that will be wiring your investment to the Fund. We will immediately give you an account number and you may then have your financial institution wire federal funds to the Custodian with the following instructions:

  Ariel Mutual Funds
  c/o Investors Fiduciary Trust Company
  127 West 10th Street
  Kansas City, MO 64105
  ABA #101003621
  Account No. 7528205

  The name of the Ariel Mutual Fund(s) and the class in which you wish to invest Your shareholder account number
  The name in which your account is registered

We accept wires at no charge. However, your bank may charge you for this service.

Subsequent Purchases

You may make subsequent investments in the minimum amount of $50. To invest directly by bank wire, follow the instructions as shown above for initial investments, except that there is no need to call us first. Just contact your financial institution.

To add to your account by mail, please send your check or money order payable to Ariel Mutual Funds with the detachable stub from the bottom of your most recent account statement, or drop us a note that includes the registered account name, account number, the name of the Fund and amount you wish to invest. Please remember that subsequent purchases should be sent to:

  Ariel Mutual Funds
  P.O. Box 419121
  Kansas City, Missouri 64141-6124

Automatic Investing through Your Bank

You may arrange for automatic investing whereby the Custodian will be authorized to initiate a debit to your bank account of a specific amount (minimum $50) to be used to purchase shares of the Funds on a monthly or quarterly basis. After each automatic investment, you will receive a transaction confirmation and the debit should be reflected on your next bank statement. You may terminate the plan at any time, and we may modify or terminate the plan at any time. If, however, you terminate an automatic investment plan with an account balance of less than $1,000, we reserve the right to close your account. See "Redeeming Shares - Other Information About Redemptions." If you desire to utilize this automatic investment option, please indicate your intention to do so on the application included with this prospectus.

Purchasing Through Retirement Plans

Tax-Saving Retirement Plans

Contact the Adviser for complete information kits discussing the plans and their benefits, provisions and fees.

You may establish your new account under one of several tax-deferred plans. These plans let you invest for retirement and shelter your investment income from current taxes.

 . Individual Retirement Accounts (IRAs): available to anyone who has earned income. You may also be able to make investments in the name of your spouse, if your spouse has no earned income.

 . Savings Incentive Match Plan for Employees (SIMPLE): available as an IRA for each employee. May be adopted by employers having no other plan and employing 100 or fewer employees earning at least $5,000 in compensation during the previous year.

 . Qualified Profit-Sharing and Money-Purchase Plans: available to self-employed people and their partners, or to corporations and their employees.

 . Simplified Employee Pension Plan (SEP-IRA): available to self-employed people and their partners, or to corporations.

 . 403(b)(7) Custodial Accounts: available to employees of most non-profit organizations and public schools and universities.

Before you buy shares, please read the following information to make sure your investment is accepted and credited properly.


Net Asset Value

Net asset value per share ("NAV") refers to the worth of one share. NAV is computed by adding the value of all portfolio holdings, plus other assets, deducting liabilities and then dividing the result by the number of shares outstanding. A Fund's NAV will vary daily based on the market values of its investments. Equity securities and other assets are valued based on market quotations. Fixed-income securities, including those to be purchased under firm commitment agreements (other than obligations having a maturity of 60 days or less), are normally valued on the basis of quotes obtained from brokers and dealers or pricing services. Short-term investments having a maturity of 60 days or less are valued at amortized cost, unless the Board of Trustees determines that such method is not appropriate under specific circumstances. Assets for which there are no quotations available will be valued at fair value as determined by the Board of Trustees.

The NAV is calculated at the close of the regular session of the New York Stock Exchange (normally 3:00 p.m. Central time). All of the Funds are closed for business any day the New York Stock Exchange is closed and the Bond Fund is also closed on the following holidays: Columbus Day, Martin Luther King's Birthday and Veterans Day. All purchases of Fund shares will be confirmed and credited to your account in full and fractional shares.

When Your Account Will Be Credited

Your purchase will be processed at the next offering price based on the net asset value next calculated after your order is received and accepted. Such calculation is made at the close of regular session trading on the New York Stock Exchange, which is usually 3:00 p.m. Central time. All your purchases must be made in U.S. dollars and checks must be drawn on U.S. banks. No cash will be accepted. The Funds reserve the right to suspend the offering of shares for a period of time or to reject any specific purchase order. If your check does not clear, your purchase will be canceled and you will be charged a $10 fee plus costs incurred by the Funds. When you purchase by check, the Funds can hold payment on redemptions until they are reasonably satisfied that the investment is collected (normally up to 15 calendar days from the purchase date). To avoid this collection period, you can wire federal funds from your bank, which may charge you a fee.

Certain financial institutions or broker-dealers which have entered into a sales agreement with the Distributor may enter confirmed purchase orders on behalf of customers by phone, with payment to follow within a number of days of the order as specified by the program. If payment is not received in the time specified, the financial institution could be liable for resulting fees or losses. State securities laws may require such firms to be licensed as securities dealers in order to sell shares of the Funds.

Other Information about Purchasing Shares

Although there is no sales charge imposed by the Funds when you purchase shares, certain dealers or financial institutions which sell shares of Ariel Mutual Funds may impose charges for their services, and such charges may constitute a significant portion of a smaller account.

The Funds do not issue share certificates unless you specifically request one each time you make a purchase. Certificates are not issued for fractional shares or to shareholders who have elected a systematic withdrawal plan. Also, shares represented by certificates may not be redeemed by telephone. See "Redeeming Shares" for information on how to redeem your shares.

You may exchange shares of the Funds for shares of the other Ariel Mutual Funds and for shares of certain money market funds.

Exchanging Shares

You may exchange your shares in each Fund for shares of the Bond Fund's Institutional Class or for shares of the other Ariel Mutual Funds at no additional charge as long as your total investment in each class or Fund meets the minimum investment required for that class or Fund.

You may also exchange your shares in any Ariel Mutual Fund for shares of Cash Resource Money Market Fund, Cash Resource U.S. Government Money Market Fund or Cash Resource Tax-Exempt Money Market Fund (collectively, the "Cash Resource Funds") at no additional charge as long as your total investment meets any required minimum. This exchange privilege is a convenient way to buy shares in a money market fund in order to respond to changes in your goals or in market conditions. These money market funds are no-load funds managed by Commonwealth Advisors, Inc.

Before exchanging your shares into shares of the Bond Fund's Institutional Class or shares of any Cash Resource Fund, read the applicable prospectus. To obtain a prospectus for any of these funds, call 1-800-29-ARIEL (1-800-292-7435).

By Mail

To exchange your shares of a Fund into shares of one of the other Ariel Mutual Funds or Cash Resource Fund, just send a written request to:

  Ariel Mutual Funds
  P.O. Box 419121
  Kansas City, Missouri 64141-6121

This request should include your name, account number, the name of the Fund you currently own, the name of the Ariel Mutual Fund you wish to exchange into and the dollar amount or number of shares you wish to exchange. Please remember that you cannot place any conditions on your request.

By Telephone

Unless you have elected not to have telephone transaction privileges by checking the appropriate box in your application, you may also make exchanges by calling 1-800-29-ARIEL (1-800-292-7435). Exchanges made over the phone may be made by any person, not just the shareholder of record. You may only exchange shares by telephone if the shares you are exchanging are not in certificate form. Certain other limitations and conditions apply to all telephone transactions. Before using your telephone privilege, please read "Telephone Transactions."

Other Information about Exchanging Shares

All accounts opened as a result of using the exchange privilege must be registered in the same name and taxpayer identification number as your existing account with the Ariel Mutual Funds.

Because of the time needed to transfer money between funds, you may not exchange into and out of the same fund on the same or successive days; there must be at least one day between exchanges. You may exchange your shares of the Funds only for shares that have been registered for sale in your state. See also "Dividends, Capital Gains and Taxes."

Remember that each exchange represents the sale of shares of one Fund and the purchase of shares of another. Therefore, you could realize a taxable gain or loss on the transaction.

The Funds reserve the right to terminate or modify the exchange privilege with at least 60 days' written notice. If your account is subject to backup withholding, you may not use the exchange privilege.

Because excessive trading can hurt the Funds' performance and shareholders, the Funds also reserve the right to temporarily or permanently terminate, with or without advance notice, the exchange privilege of any investor who makes excessive use of the exchange privilege (e.g. more than five exchanges per calendar year). Your exchanges may be restricted or refused if a Fund receives or anticipates simultaneous orders affecting significant portions of the Fund's assets. In particular, a pattern of exchanges with a "market timer" strategy may be disruptive to the Funds.

If you have any share certificates, you must include them with your exchange request. A signature guarantee is not required except in cases where shares are also redeemed at the same time for cash in an amount exceeding $25,000. For certificate delivery instructions see "Redeeming Shares-By Mail" and for signature guarantee instructions see "Signature Guarantees."

Telephone Transactions

If you have telephone transaction privileges, you may purchase, redeem, or exchange shares or wire funds by telephone as described in this prospectus. You automatically have telephone privileges unless you elect otherwise. These privileges, however, may not be available through certain dealers and financial institutions. By exercising the telephone privilege to sell or exchange shares, you agree that the Funds shall not be liable for following telephone instructions reasonably believed to be genuine. Reasonable procedures will be employed to confirm that such instructions are genuine and, if not employed, the Funds may be liable for unauthorized instructions. Such procedures will include a request for a personal identification number and tape recording of the instructions. You should verify the accuracy of telephone transactions immediately upon receipt of your confirmation statement. Due to the need for signature guarantees, telephone redemptions in excess of $25,000 will not be accepted.

During unusual market conditions, we may have difficulty in accepting telephone requests, in which case you should mail your request.

The Funds reserve the right to terminate, suspend or modify telephone transaction privileges.

We may require signature guarantees.

Signature Guarantees

For our mutual protection, we may require a signature guarantee on certain transaction requests. A signature guarantee verifies the authenticity of your signature, and may be obtained from any bank, trust company, savings and loan association, credit union, broker-dealer firm or member of a domestic stock exchange. A signature guarantee cannot be provided by a notary public. If redemption proceeds are $25,000 or less and are to be paid or credited to an individual shareholder of record at the address of record, a signature guarantee is not required (unless there has been an address change within 60 days). All other redemption requests must have signatures guaranteed.

Special Services and Charges

The Funds pay for shareholder services but not for special services that are required by a few shareholders, such as a request for a historical transcript of an account. You may be required to pay a research fee for these special services.

Redeeming Shares

By Mail

If you are purchasing shares of a Fund through a program of services offered by a broker-dealer or financial institution, you should read the program materials in conjunction with this prospectus. Certain features may be modified in these programs, and administrative charges may be imposed by the broker-dealer or financial institution for the services rendered.

You may redeem shares from your account by sending a letter of instruction, your name, the name of the Fund and account number from which shares are redeemed, the number of shares or dollar amount and where you want your check to be sent. Simply send your written request to redeem your shares to the Transfer Agent as follows:

     Ariel Mutual Funds
     P.O. Box 419121
     Kansas City, Missouri 64141-6121

Certain shareholders, such as corporations, trusts and estates, may be required to submit additional documents. The letter of instruction must be signed by all required authorized signers. If you want your money to be wired to a bank not previously authorized or if you would like funds sent to a different address or another person, your letter must be signature guaranteed. Please remember that you cannot place any conditions on your request. If any share certificates were issued, they must be returned duly endorsed or accompanied by a separate stock assignment. See "Signature Guarantees." See "Telephone Transactions" for more information.

By Telephone

Unless you have elected not to have telephone transaction privileges by checking the box in your application, you may also redeem shares by calling 1-800-29-ARIEL (1-800-292-7435) and receive a check by mail. Remember, however, that the check can only be issued for up to $25,000, and only to the registered owner (who must be an individual), and may only be sent to the address of record, which must have been on file for at least 60 days. Shares represented by certificates may not be redeemed by telephone. See "Telephone Transactions" for more information.

By Wire

Payment for your shares may also be made to you by wire if you have selected this option in your application and have named a commercial bank or savings institution with a routing number to which we can send your money.

Once you have applied for wire redemption privileges, you or any other person can make such a request by calling 1-800-29-ARIEL (1-800-292-7435). You may also use your wire privilege by mailing a signed request that includes the name of the Fund, account number and amount you wish to have wired, by writing to:

     Ariel Mutual Funds
     P.O. Box 419121
     Kansas City, Missouri 64141-6121

The proceeds will be sent only to the financial institution you have designated on your application. You may terminate the wire redemption privilege by notifying us in writing. A charge of $10 is imposed on wire redemptions. See the restrictions under "Telephone Transactions" as they also apply to wire redemptions.

Systematic Check Redemptions







If you maintain an account with a balance of $10,000 or more, you may have regular monthly or quarterly redemption checks for a fixed amount sent to you simply by sending a letter with all the information, including the Fund name, your account number, the dollar amount ($100 minimum) and when you want the checks mailed to your address on the account. If you would like checks regularly mailed to another person or place, the signature on your letter must be guaranteed. See "Signature Guarantees."

To ensure acceptance of your redemption request, please follow the procedures described here and below. By Wire

Other Information about Redemptions

Other than the $10 fee imposed on wire redemptions, there is no charge for redeeming your shares. If, however, you redeem shares through certain dealers not having selling agreements with respect to a Fund your broker may charge a fee when you redeem your shares.

Once your shares are redeemed, the proceeds will normally be sent to you on the next business day. However, if making immediate payment could adversely affect the Fund, it may take up to seven calendar days. When the New York Stock Exchange is closed (or when trading is restricted) for any reason other than its customary weekend or holiday closing, or under any emergency circumstances as determined by the Securities and Exchange Commission, redemptions may be suspended or payment dates postponed.

You may redeem all or a portion of your shares on any business day during which the New York Stock Exchange is open for business except, with respect to the Bond Fund only, the following holidays: Columbus Day, Martin Luther King's Birthday and Veterans' Day. Your shares will be redeemed at the net asset value next calculated after your redemption request is received by the Transfer Agent in proper form. Redemptions made after the New York Stock Exchange has closed will be made at the next day's net asset value. Remember that if you redeem shortly after purchasing shares, the Funds may hold payment on the redemption of your shares until they are reasonably satisfied that payments made by check have been collected (normally up to 15 calendar days after investment).

Minimum account balance is $1,000.

Please maintain a balance in your account of at least $1,000. If, due to shareholder redemptions, the value of your account in a Fund falls below $1,000, or you fail to invest at least $1,000, the account may be closed and the proceeds mailed to you at your address of record. You will be given 30 days' notice that your account will be closed unless you make an additional investment to increase your account balance to the $1,000 minimum.

Redemptions in Kind for the Bond Fund

If conditions arise that would make it undesirable for the Bond Fund to pay for all redemptions in cash, the Bond Fund may authorize payment to be made in marketable portfolio securities. However, the Bond Fund has obligated itself under the Investment Company Act of 1940 to redeem for cash all shares of the Bond Fund presented for redemption by any one shareholder in any 90-day period up to the lesser of $250,000 or 1% of the Bond Fund's net assets. Securities delivered in payment of redemptions would be valued at the same value assigned to them in computing the Bond Fund's net asset value per share. Shareholders receiving such securities may incur brokerage costs or be subject to dealer markdowns when these securities are sold.


Each year, the Funds distribute substantially all of their net investment income and capital gains to shareholders.

Dividends, Capital Gains and Taxes

THE TAX DISCUSSION IN THIS SECTION IS NOT INTENDED AS A COMPLETE OR DEFINITIVE DISCUSSION OF THE TAX EFFECTS OF INVESTING IN THE FUNDS. EACH INVESTOR SHOULD CONSULT HIS OR HER OWN TAX ADVISER REGARDING THE EFFECT OF FEDERAL, STATE AND LOCAL TAXES RELATED TO OWNERSHIP, EXCHANGE OR SALE OF FUND SHARES.

The Funds intend to qualify as regulated investment companies under Subchapter M of the Internal Revenue Code, as amended (the "Code"). As such, the Funds generally will not pay Federal income tax on the income and gains they pay as dividends to their shareholders. In order to avoid a 4% Federal excise tax, the Funds intend to distribute each year substantially all of their net income and gains.

Dividends from net investment income are declared daily and paid quarterly for the Bond Fund, and declared and paid annually for the Stock Funds. Net investment income consists of the interest income, net short-term capital gains, if any, and dividends declared and received on investments, less expenses. Distributions of net short-term capital gains (treated as dividends for tax purposes) and net long-term capital gains, if any, are normally declared and paid once a year.

Dividend and Distribution Payment Options

Dividends and any distributions from the Funds are automatically reinvested in the Funds at net asset value, unless you elect to have the dividends of $10 or more paid in cash. You must notify the Funds in writing prior to the record date to change your payment options. If you elect to have dividends and/or distributions paid in cash, and the U.S. Postal Service cannot deliver the check, or if it remains uncashed for six months, it, as well as future dividends and distributions, will be reinvested in additional shares.

Taxes on distributions

Distributions are subject to federal income tax, and may also be subject to state or local taxes. Distributions are taxable when they are paid, whether they are received in cash, or reinvested. However, distributions declared in December and paid in January are taxable as if they were paid on December 31. For federal tax purposes, the Funds' income and short-term capital gain distributions are taxed as dividends; long-term capital gain distributions are taxed as long-term capital gains. Some dividends may be exempt from state or local income tax as income derived from U.S. Government Securities. You should consult your tax adviser on the taxability of your distributions.

"Buying a Dividend"

At the time of purchase, the share price of a Fund may reflect undistributed income or capital gains. Any income or capital gains from these amounts which are later distributed to you are fully taxable. On the record date of a distribution, the Fund's share value is reduced by the amount of the distribution. If you buy shares just before the record date ("buying a dividend") you will pay the full price for the shares and then receive a portion of this price back as a taxable distribution.

You may realize a capital gain or loss when you sell or exchange shares.

If you sell your shares or exchange them for shares of another fund, you will have a short or long-term capital gain or loss, depending on how long you owned the shares which were sold. However, the Trust believes that an exchange between classes of the same fund are non-taxable. In January, you will be sent a form indicating the proceeds from all sales, including exchanges. You should keep your annual year-end account statements to determine the cost (basis) of the shares to report on your tax returns.

If the Funds do not have your correct Social Security or Corporate Tax Identification Number ("TIN") and a signed certified application or Form W-9, Federal law requires the Funds to withhold 31% of your dividends and certain redemptions. You will be prohibited from opening another account by exchange and you may be subject to a fine. If this TIN information is not received within 60 days after your account is established, your account may be redeemed at the current NAV on the date of redemption. The Funds reserve the right to reject any new account or any purchase order for failure to supply a certified TIN.

INVESTMENT ADVISER AND
SERVICES ADMINISTRATOR
Ariel Capital Management, Inc.
307 North Michigan Avenue, Suite 500
Chicago, Illinois 60601
1-800-29-ARIEL (1-800-292-7435) fax (312) 726-7473

BOND FUND SUB-ADVISER
Lincoln Capital Management Company
200 South Wacker Drive, Suite 2100
Chicago, IL  60606

PRINCIPAL UNDERWRITER
Ariel Distributors, Inc.
307 North Michigan Avenue, Suite 500
Chicago, Illinois  60601

INDEPENDENT AUDITORS
Ernst & Young LLP
233 South Wacker Drive
Chicago, Illinois 60606

TRANSFER AGENT AND CUSTODIAN
Investors Fiduciary Trust Company
127 West 10th Street
Kansas City, Missouri 64105

LEGAL COUNSEL
D'Ancona & Pflaum
30 North LaSalle Street, Suite 2900
Chicago, Illinois 60602

BOARD OF TRUSTEES

Bert N. Mitchell, CPA (Chairman of the Board of Trustees)
Chairman and Chief Executive Officer, Mitchell & Titus, LLP

Mario L. Baeza, ESQ.
Chairman and Chief Executive Officer
Latin America Equity Partners, L.P.

William C. Dietrich, CPA
Vice President and Chief Financial Officer, Shopping Alternatives, Inc.

Royce N. Flippin, Jr.
President, Flippin Associates; formerly Director of Program Advancement, Massachusetts Institute of Technology

John G. Guffey, Jr.
Chair, Calvert Social Investment Foundation
Treasurer and Director, Silby, Guffey and Co., Inc.

Mellody L. Hobson
Senior Vice President, Director of Marketing,
Ariel Capital Management, Inc.

Christopher G. Kennedy
Executive Vice President and Director,
Merchandise Mart Properties, Inc.

Eric T. McKissack, CFA
Vice Chairman and Co-Chief Investment Officer,
Ariel Capital Management, Inc.

           ARIEL MUTUAL FUNDS

           Prospectus                                   February 1, 1997
           For Institutional Class Shares

           Ariel Mutual Funds
           Ariel Premier Bond Fund
           307 North Michigan Avenue, Suite 500, Chicago, Illinois 60601

--------------------------------------------------------------------------------
The Ariel Premier Bond Fund (the "Fund") is a series of Ariel Growth Fund (doing business as Ariel Investment Trust) (the "Trust"). The Trust also offers two additional series, Ariel Growth Fund and Ariel Appreciation Fund which are offered under a separate prospectus. Ariel Capital Management, Inc. (the "Adviser") is the Manager and Administrator of the Fund. Lincoln Capital Management Company ("Lincoln Capital") is the Fund's Sub-Adviser responsible for the day to day investment operations.

The Fund currently offers two classes of shares, the Institutional Class and the Investor Class. The Institutional Class is offered primarily to institutional investors and is not subject to Rule 12b-1 distribution fees. The Investor Class is offered to retail investors under a separate prospectus.

INVESTMENT OBJECTIVE
The Fund seeks to maximize total return through a combination of income and capital appreciation. The Fund generally invests in high quality, highly liquid fixed-income securities. Normally, at least 80% of the Fund's total assets will be invested in fixed-income securities rated A or better by a nationally recognized securities rating organization (or deemed the equivalent by Lincoln Capital, if unrated). The Fund seeks to achieve its investment objective by implementing decisions regarding the level and direction of interest rates (duration and yield curve decisions) and through the purchase and sale of securities to take advantage of perceived yield spread opportunities.

ABOUT THIS PROSPECTUS
This prospectus sets forth important information concerning the Ariel Premier Bond Fund. Please read it carefully before investing and keep it for future reference. It is
--------------------------------------------------------------------------------
SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND ARE NOT FEDERALLY INSURED BY THE FDIC, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE FEDERAL OR ANY STATE SECURITIES COMMISSION PASSED ON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

designed to provide you with information you should know before investing and to help you decide if the goals of the Fund match your own.

A Statement of Additional Information (dated February 1, 1997) for the Fund has been filed with the Securities and Exchange Commission and (together with any supplement thereto) is incorporated herein by reference. This Statement is available, without charge, upon request by calling 1-800-29-ARIEL (1-800-292-
7435).

YOU PAY NO LOAD
The Funds' shares are sold on a no-load basis. This means that you do not pay a sales charge at the time of purchase or at the time of redemption. The Funds do, however, pay Rule 12b-1 distribution fees at the annual rate of 0.25% of average daily net asset values.

--------------------------------------------------------------------------------

Table of Contents                                         Page(s)
     Fund Expenses for Institutional Class Shares              3
     Financial Highlights                                      3
     Investment Objective, Policies and Risk Factors           4
     Total Return, Yield and Other Performance Information    11
     Management and Organization of the Fund                  12
     How to Buy Shares                                        16
     Net Asset Value                                          18
     When Your Account Will Be Credited                       19
     Exchanging Shares                                        19
     Redeeming Shares                                         21
     Dividends, Capital Gains and Taxes                       23
     Certain Shareholders of the Fund                         24

--------------------------------------------------------------------------------


Fund Expenses            Maximum Sales Load on Purchases                 None
for Institutional        Maximum Sales Load on Reinvested Dividends      None
Class Shares             Deferred Sales Load                             None
                         Redemption Fee                                  None
Shareholder trans-       Exchange Fee                                    None
action costs
                         Management Fees                                 0.45%
Annual Fund oper-        12b-1 Fees                                      0.00%
ating expenses for       Other Expenses (*)                              0.00%
Institutional Class                                                      -----
shares (as a per-        Total Fund Operating Expenses (*)               0.45%
centage of average
net assets):

(*) Pursuant to an Investment Advisory Agreement and an Administrative Services Agreement, the Adviser pays all expenses of the Fund except fees under the Agreements, interest, taxes, brokerage commissions and extraordinary expenses.

EXAMPLE:
We can illustrate these expenses with the example below. You would pay the following expenses on a $1,000 investment (assuming a 5% annual return and redemption at the end of each period):



One Year                                                                  $ 5
Three Years                                                               $14
Five Years                                                                $25
Ten Years                                                                 $57

Explanation of Table: The purpose of the table is to assist you in understanding the various costs and expenses that an investor in the Institutional Class of the Fund would bear directly (shareholder transaction costs) or indirectly (annual fund operating expenses).

THE 5% RATE USED IN THE EXAMPLE IS FOR ILLUSTRATION ONLY AND IS NOT INTENDED TO BE INDICATIVE OF THE FUTURE PERFORMANCE OF THE FUND, WHICH MAY BE MORE OR LESS THAN THE ASSUMED RATE. ACTUAL EXPENSES MAY BE MORE OR LESS THAN THOSE SHOWN.

                              FINANCIAL HIGHLIGHTS

The information set forth in the following table is for each share of the Institutional Class of the Premier Bond Fund outstanding during the period shown and is derived from the Fund's financial statements which are included in the September 30, 1996 Annual Report to Shareholders. The information in the table is covered by the Report of the Fund's Independent Auditors. The Annual Report is available upon request. The financial statements appearing in the Annual Report are incorporated by reference into the Fund's Statement of Additional Information. The table should be read in conjunction with the financial statements and their related notes.



Ariel Mutual Funds

Financial Highlights
--------------------------------------------------------------------------------

                                       PREMIER BOND FUND
                                       -----------------
                                          Year Ended
                                          September 30,
                                             1996
                                             ----
Net asset value, beginning of period        $10.00
Income from investment operations:
 Net investment income                        0.43
 Net realized and unrealized gains
  (losses) on investments                    (0.04)
 Total from investment operations             0.39

Distributions to shareholders:
 Dividends from net investment
  income                                     (0.43)
 Distributions from capital gains            (0.01)
 Total distributions                         (0.44)

Net asset value, end of period              $ 9.95
Total return                                  3.96%

Supplemental data and ratios:
 Net assets, end of period, in
  thousands                                $15,367
 Ratio of expenses to average
  net assets                                  0.48%
 Ratio of net income to average
  net assets                                  5.85%
 Portfolio turnover rate                       423%
 Average commission rate paid
  per share

The Fund seeks to maximize total return.

The Fund seeks to achieve its investment objective by implementing decisions regarding the level and direction of interest rates (duration and yield curve decisions) and through the purchase and sale of securities to take advantage of perceived yield spread opportunities.

Investment Objective

Investment Objective, Policies and Risk Factors

The investment objective of the Fund is to seek to maximize total return through a combination of income and capital appreciation. The Fund generally invests in high quality, highly liquid fixed-income securities. Normally, the Fund will invest at least 80% of its total assets in fixed-income securities rated A or better by Moody's Investors Service, Inc. ("Moody's") or Standard and Poor's Corporation ("S & P") or that are not rated by Moody's or S & P but are deemed to be of comparable quality by Lincoln Capital ("A-Grade Securities"). In the event that downgrades of securities cause less than 80% of the Fund's total assets to be invested in A-Grade Securities, Lincoln Capital will take steps as soon as practicable to increase the Fund's holdings of A-Grade Securities. The Fund seeks to achieve its investment objective by implementing decisions regarding the level and direction of interest rates (duration and yield curve decisions) and through the purchase and sale of securities to take advantage of perceived yield spread opportunities.

The Fund may purchase any type of income producing security including, but not limited to, U.S. government and agency obligations, mortgage-backed and other asset-backed securities, commercial paper and corporate debt securities.

The Fund will take reasonable risks in seeking to achieve its investment objective. There is, of course, no assurance that the Fund will be successful in meeting its objective since there is risk involved in the ownership of securities.

Duration

Duration is a measure of the expected life of a fixed-income security that was developed as a more precise alternative to the concept of term-to-maturity. Duration incorporates a bond's yield, coupon interest payments, final maturity and call features into one measure. Duration is also a way to measure the interest-rate sensitivity of the Fund's portfolio. The duration of the Fund is calculated by averaging the durations of the bonds held by the Fund with each duration "weighted" according to the percentage of net assets that it represents. In general, the higher the Fund's duration, the greater the appreciation or depreciation of the Fund's assets will be when interest rates change. In its attempt to maximize total return, Lincoln Capital intends to vary the duration of the Fund, as described below, depending on its outlook for interest rates.

Investment Process

The portfolio's average duration will be longer when Lincoln Capital believes that interest rates will fall shorter when it believes interest rates will rise.


Interest Rate Decisions

Lincoln Capital seeks to achieve a duration equal to the duration of the domestic, investment grade bond market when its outlook for interest rates is neutral. The portfolio's average duration will be longer when Lincoln Capital believes that interest rates will fall and shorter when it believes interest rates will rise. The stronger Lincoln Capital's conviction, the further the Fund's duration will diverge from the duration of the domestic, investment grade bond market, which generally averages approximately five years. The Fund's duration will normally range from four to six years. It is expected that only on rare occasions will the Fund's duration reach the extreme positions (plus or minus 2 years from the duration of the domestic, investment grade bond market).

The Fund's duration relative to that of the domestic, investment grade bond market is established in periodic strategy meetings of a committee consisting of senior officers of Lincoln Capital. Changes in the Fund's duration are based on a disciplined valuation of three factors:

(a)  Economic activity and capacity for growth;
(b)  U.S. Government monetary policy; and
(c)  Expectations for inflation.

The committee evaluates the above factors and weights each one to determine a precise duration position relative to the duration of the domestic, investment grade bond market. Over time, changes in the duration position take the form of a series of small movements; generally in one-half year increments.

Once the Fund's specific duration position has been established, remaining decisions (i.e. yield curve structure, sector emphasis and issue selections), are made and implemented by Lincoln Capital's Fixed Income Group working as a team. These decisions are based on Lincoln Capital's belief that yield spreads reflect fundamental risk premiums. These premiums reflect compensation for accepting credit risk or uncertain cash flow patterns (timing and amounts). Lincoln Capital's judgments on these spreads are influenced by its outlook for business conditions and for the volatility of interest rates. These judgments are supported by studies of historical spread relationships and break-even spread analysis. Cash equivalents may be used to create the desired yield curve structure. Portfolio positions are continually monitored and evaluated.

Sector Emphasis and Security Selection

Sector and security selection decisions are based on Lincoln Capital's judgment and are supported by studies of historical spread relationships, break-even yield spread analysis, and model driven portfolio return projections. In order to monitor yield spreads, Lincoln Capital maintains extensive yield spread data banks and has direct computer access to extensive historical yield spread data and specific issuer data.

Credit research consists of internally generated fundamental analysis and input from rating agencies and other sources. A committee of Lincoln Capital reviews those corporate bonds that are considered for purchase. By focusing on higher-rated securities, and by comparing judgments among outside sources to internal credit judgments, Lincoln Capital believes that credit risk can be managed and reduced. It is unlikely that Lincoln Capital will seek to enhance the Fund's return by anticipating an improvement in the creditworthiness of specific corporate issuers, particularly lower rated issuers.

Research Process

Virtually 100% of Lincoln Capital's fixed-income research is generated in-house. Each member of the investment staff serves as a portfolio manager and a research analyst. There is no lapse between the development of an investment idea and its execution. Fundamental research includes economic analysis, sector and issuer spread relationships, and credit research. In the area of quantitative research, Lincoln Capital owns proprietary models, developed in-house. These include: a mortgage prepayment model, mortgage valuation model, total return analytics for securities with complex cash flows, risk exposure models, and yield curve analytics.

Investments

IN GENERAL. The Fund may invest in fixed-income securities which are obligations of, or guaranteed by the U.S. Government, its agencies or instrumentalities ("U.S. Government Securities"). U.S. Government Securities are unrated but are generally considered high-grade securities. The Fund may also invest in other investment grade, fixed-income securities, including corporate bonds, mortgage-backed and other asset-backed securities and other high quality, liquid investments.

THE DEBT SECURITIES IN WHICH THE FUND WILL INVEST ARE INVESTMENT GRADE
SECURITIES.

Generally at least 80% of the Fund's total assets will be invested in A-Grade Securities, which are in the three highest grades, or the equivalent, while 20% of the total assets are not so limited.

The debt securities in which the Fund will invest are investment grade securities. These are securities rated in the four highest grades assigned by Moody's (Aaa, Aa, A and Baa) or S & P (AAA, AA, A and BBB) or that are not rated by Moody's or S & P but deemed to be of comparable quality by Lincoln Capital. Generally, at least 80% of the Fund's total assets will be invested in A-Grade Securities, which are in the three highest grades, or the equivalent, while 20% of the total assets are not so limited. The lowest investment grade securities (Baa and BBB) have speculative characteristics because changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments. The Fund will not invest in securities below investment grade (so called "junk bonds"). In the event of a downgrade of a debt security held by the Fund to below investment grade, the Fund is not usually required to automatically sell the issue, but Lincoln Capital will consider whether to continue holding the security. However, if such a downgrade would cause more than 5% of net assets to be invested in debt securities below investment grade, Lincoln Capital will take steps as soon as practicable to reduce the proportion of debt below investment grade to 5% of net assets or less.

The value of the shares issued by the Fund is not guaranteed and will fluctuate with changes in the value of the Fund's portfolio. Generally when prevailing interest rates rise, the value of the Fund's portfolio is likely to decline and when prevailing interest rates decline, the value of the Fund's portfolio is likely to rise.

U.S. Government Securities

There are two basic types of U.S. Government Securities: (1) direct obligations of the U.S. Treasury, and (2) obligations issued or guaranteed by an agency or instrumentality of the U.S. Government. Agencies and instrumentalities of the U.S. Government include Federal Farm Credit System ("FFCS"), Student Loan Marketing Association ("SLMA"), Federal Home Loan Mortgage Corporation ("FHLMC"), Federal Home Loan Banks ("FHLB"), Federal National Mortgage Association ("FNMA") and Government National Mortgage Association

("GNMA"). Some obligations issued or guaranteed by agencies or instrumentalities, such as those issued by GNMA, are fully guaranteed by the U.S. Government. Others, such as FNMA bonds, rely on the assets and credit of the instrumentality with limited rights to borrow from the U.S. Treasury. Still other securities, such as obligations of the FHLB, are supported by more extensive rights to borrow from the U.S. Treasury.

The guarantees of the U.S. Government, its agencies and instrumentalities are guarantees of the timely payment of principal and interest on the obligations purchased and not of their market value.

Mortgage Related Securities

Pass-Through Securities. The Fund may invest in GNMA Certificates which are mortgage-backed securities representing part ownership of a pool of mortgage loans. A "pool" or group of such mortgages is assembled and, after being approved by GNMA, is offered to investors through securities dealers. Once approved by GNMA, the timely payment of interest and principal on each mortgage is guaranteed by GNMA and backed by the full faith and credit of the U.S. Government. GNMA Certificates differ from bonds in that principal is paid back monthly by the borrower over the term of the loan rather than returned in a lump sum at maturity. GNMA Certificates are called "pass-through" securities because both interest and principal payments (including prepayments) are passed through to the holder of the Certificate.

The Fund may also invest in pools of mortgages which are issued or guaranteed by other agencies of the U.S. Government such as FNMA or FHLMC. FNMA and FHLMC Certificates are similar to GNMA Certificates except that timely payment of interest and principal of each mortgage may not be guaranteed by the full faith and credit of the U.S. Government.

The average life of pass-through pools varies with the maturities of the underlying mortgage instruments. In addition, a pool's term may be shortened or lengthened by unscheduled or early payment, or by slower than expected prepayment, of principal and interest on the underlying mortgages. The occurrence of mortgage prepayments is affected by the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions. As pre-payment of individual pools varies widely, it is not possible to precisely predict the average life of a particular pool.

Collateralized Mortgage Obligations. The Fund may also invest in collateralized mortgage obligations ("CMO"s). CMOs are debt securities issued by a corporation, trust or custodian or by a U.S. Government agency or instrumentality, which are collateralized by mortgage pass-through securities. Cash flows from the mortgage pass-through securities are allocated to various tranches (a "tranche" is essentially a separate security) in a predetermined, specified order. Each tranche has a stated maturity (the latest date by which the tranche can be completely repaid, assuming no prepayments) and has an average life (the average of the time to receipt of a principal payment weighted by the size of the principal payment). The average life is typically used as a proxy for maturity because the debt is amortized (repaid a portion at a time), rather than being paid off entirely at maturity, as would be the case in a straight debt instrument. Investments in CMO's are limited to Planned Amortization Class and sequential issues. The Fund will normally invest only in CMOs that are issued, or have cash flow guaranteed, by U.S. Government agencies or instrumentalities. Such CMO's will generally be deemed to be U.S. Government Securities for purposes of various portfolio restrictions described in this Prospectus or the Statement of Additional Information.

Interest and principal payments from the underlying mortgages are typically used to pay interest on all CMO tranches and to retire successive class maturities in a sequence. Thus, the issuance of CMO tranches with varying maturities and interest rates may result in greater predictability of maturity with one tranche and less predictability of maturity with another tranche than a direct investment in a mortgage-backed pass-through security (such as a GNMA Certificate). Tranches with shorter maturities typically have a lower volatility and lower yield while those with longer maturities typically have higher volatility and higher yield. Thus, investments in CMOs can carry more or less risk than mortgage pass-through securities and offer more defensive or aggressive investment alternatives.

Mortgage Dollar Rolls. The Fund may enter into "mortgage dollar rolls," which are transactions in which the Fund sells a mortgage-related security to a dealer and simultaneously agrees to repurchase a similar security (but not the same security) in the future at a pre-determined price. See "Mortgage Dollar Rolls" in the Fund's Statement of Additional Information for more information regarding this type of transaction.

Additional Risks. Investment by the Fund in mortgage-related U.S. Government Securities, such as GNMA Certificates, and CMOs also involves other risks. The yield on a pass-through security is typically quoted based on the maturity of the underlying instruments and the associated average life assumption. Actual prepayment experience may cause the yield to differ from the assumed average life yield. Accelerated prepayments adversely impact yields for pass-throughs purchased at a premium; the opposite is true for pass-throughs purchased at a discount. During periods of declining interest rates, prepayment of mortgages underlying pass-through certificates can be expected to increase. When the mortgage obligations are prepaid, the Fund reinvests the prepaid amounts in securities, the yields of which reflect interest rates prevailing at that time. Therefore, the Fund's ability to maintain a portfolio of high-yielding, mortgage-backed securities will be adversely affected to the extent that prepayments of mortgages must be reinvested in securities which have lower yields than the prepaid mortgages. Moreover, prepayments of mortgages which underlie securities purchased at a premium could result in capital losses. Investment in such securities could also subject the Fund to "maturity extension risk" which is the possibility that rising interest rates may cause prepayments to occur at a slower than expected rate. This particular risk may effectively change a security which was considered a short or intermediate-term security at the time of purchase into a long-term security. Long-term securities generally fluctuate more widely in response to changes in interest rates than short or intermediate-term securities.

Other Asset-Backed Securities

The Fund may invest in asset-backed securities which are backed by assets other than mortgages. These securities are collateralized by shorter term loans such as automobile loans, computer leases, or credit card receivables. The payments from the collateral are passed through to the security holder. The collateral behind asset-backed securities tends to have prepayment rates that do not vary with interest rates. In addition, the short-term nature of the loans reduces the impact of any change in prepayment level. These securities are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt.

Credit Support. Asset-backed securities are backed by a diversified pool of assets representing the debt of a number of different parties. To lessen the effect of failures by the debtors to make payments, such securities may contain elements of credit support. Such credit support falls into two classes: liquidity protection and protection against ultimate default by debtors on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that scheduled payments on the underlying pool are made in a timely fashion. Protection against ultimate default ensures repayment of at least a portion of the debt in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained from third parties, through various means of structuring the transaction or through a combination of such approaches.

Additional Risks. Issuers of asset-backed securities generally hold no assets other than the assets underlying such securities and any credit support provided. As a result, although payments on such asset-backed securities are obligations of the issuers, in the event of defaults on underlying assets not covered by any credit support, the issuers are unlikely to have sufficient assets to satisfy their obligations on the related asset-backed securities. The loans underlying these securities are subject to prepayments which can decrease maturities and returns. Due to the possibility that prepayments will alter the cash flow on asset-backed securities, it is not possible to determine in advance the actual final maturity date or average life. Faster prepayment will shorten the average life and slower prepayments will lengthen it. However, it is possible to determine what the range of that movement could be and to calculate the effect that it will have on the price of the security.

The values of these securities are ultimately dependent upon payment of the underlying loans by individuals, and the holders, such as the Fund, generally have no recourse against the originator of the loans. The Fund as a holder of these securities may experience losses or delays in payment if the original payments of principal and interest are not made to the issuer with respect to the underlying loans.

The Fund will normally invest in corporate issues that are rated A or better by Moody's or S&P or which are not rated by Moody's or S&P but are deemed by Lincoln Capital to be of comparable quality.



Corporate Bonds


The Fund may invest in investment grade corporate bonds. Usually, no single corporate issuer will comprise more than 5% of the Fund's total assets at the time of investment. The value of lower-rated corporate debt securities is more sensitive to economic changes or individual corporate developments than higher-rated investments. The Fund will normally invest in corporate issues that are rated A or better by Moody's or S & P or which are not rated by Moody's or S & P but are deemed by Lincoln Capital to be of comparable quality.


Yankee Bonds


Some of the debt securities in which the Fund may invest are known as "Yankee Bonds." Yankee Bonds are U.S. dollar-denominated debt securities issued by foreign entities. These bonds are not subject to currency fluctuation risks. However, the issuing entities are sometimes not subject to the same accounting principles as U.S. corporations. The risks of investment in foreign issuers may include expropriation or nationalization of assets, confiscatory taxation, exchange controls and limitations on the use or transfer of assets, and significant withholding taxes. Lincoln Capital will take these factors into consideration when determining what Yankee Bonds the Fund will purchase. Other than Yankee Bonds, the Fund does not intend to invest in securities of foreign issuers.


Delayed Delivery Transactions


The Fund may purchase and sell securities on a when-issued basis



The Fund may purchase or sell securities on a when-issued basis. When-issued securities are securities purchased at a certain price even though the securities may not be delivered for up to 90 days. The Fund will maintain, with its Custodian, a separate account with a segregated portfolio of liquid, high-grade debt securities or cash in an amount at least equal to these commitments. The Fund will generally earn income on assets deposited in the segregated account. No payment or delivery is made by the Fund in a when-issued transaction until it receives payment or delivery from the other party to the transaction. Although the Fund receives no income from the above described securities prior to delivery, the market value of such securities is still subject to change. As a consequence, it is possible that the market price of the securities at the time of delivery may be higher or lower than the purchase price. The Fund does not intend to remain fully invested when such purchases are outstanding. However, if the Fund were to remain substantially fully invested at a time when delayed delivery purchases are outstanding, the delayed delivery purchases could result in a form of leveraging. When the Fund has sold a security on a delayed delivery basis, the Fund does not participate in future gains or losses with respect to the security. If the other party to a delayed delivery transaction fails to deliver or pay for the securities, the Fund could miss a favorable price or yield opportunity or could suffer a loss. The Fund may dispose of or renegotiate a delayed delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a capital gain or loss.

Illiquid Securities

The Fund will not purchase or hold illiquid securities if more than 15% of the Fund's net assets would then be illiquid. If at any time more than 15% of the Fund's net assets are illiquid, sales will be made as soon as practicable to reduce the percentage of illiquid assets to 15% or less.


Repurchase Agreements

The Fund may invest in repurchase agreements. A repurchase agreement is an arrangement under which the Fund buys securities and the seller (a bank or securities dealer that Lincoln Capital believes to be financially sound) simultaneously agrees to repurchase the security within a specified time at a higher price that includes an amount representing interest on the purchase price. In the event of a default by a seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying securities and potential losses. The Fund will normally invest in repurchase agreements maturing in less than seven days. Repurchase agreements maturing in more than seven days are deemed to be illiquid and thus subject to the Fund's 15% limitation on investments in illiquid securities described above.

Investment Diversification and Concentration

As to seventy-five percent of the Fund's total assets, the Fund will not purchase the security of any issuer (other than cash items or U.S. Government Securities) if such purchase would cause the Fund's holdings of that issuer to amount to more than 5% of the Fund's total assets at the time of purchase. The remaining 25% of the Fund's total assets are not so limited which allows Lincoln Capital to invest more than 5% of the Fund's total assets in a single issuer.
In the event that Lincoln Capital chooses to make such an investment, it may expose the Fund to greater risk. However, Lincoln Capital does not intend to
(i) make any investments in a single corporate issuer if, at that time, such issuer would represent more than 5% of the Fund's total assets, or (ii) make any investment in a single issuer of asset-backed securities if, at that time, such issuer would represent more than 10% of the Fund's total assets.

The Fund will not concentrate 25% or more of its total assets in any one industry. U.S. Government Securities are not subject to this limitation.

Borrowing

The Fund may not borrow money to purchase securities. The Fund may borrow money only for temporary or emergency purposes, and then only from banks in an amount not exceeding 33-1/3% of the value of the Fund's total assets (including the amounts borrowed). The Fund will not purchase securities when its borrowings, less amounts receivable on sales of portfolio securities, exceed 5% of total assets.


Certain Investment Restrictions

In addition to other non-fundamental restrictions as described herein and in the Statement of Additional Information, the Fund will not (i) invest in securities that are rated below investment grade or are deemed by Lincoln Capital to be the equivalent, if unrated; (ii) enter into reverse repurchase agreements; (iii) engage in options or futures transactions; (iv) purchase foreign securities other than Yankee Bonds or (v) use leverage except to the extent that certain strategies, such as delayed-delivery transactions, may be considered leveraged transactions by the Securities and Exchange Commission.

Portfolio Transactions

Lincoln Capital is responsible for the placement of portfolio transactions. It is the Fund's policy to seek to place portfolio transactions with brokers or dealers on the basis of best execution.

Generally, Lincoln Capital manages the Fund without regard to restrictions on portfolio turnover, except those imposed on its ability to engage in short-term trading by provisions of the federal tax laws. Trading in fixed-income securities does not generally involve the payment of brokerage commissions, but does involve indirect transaction costs. The higher the turnover rate of the Fund's portfolio, the higher the transaction costs borne by the Fund will be. See "Financial Highlights" for the Fund's turnover for the fiscal year ended September 30, 1996.

Fundamental policies may not be changed without shareholder approval.

The Fund's investment objective and the investment restrictions set forth as fundamental in the Statement of Additional Information, including those in respect to investment concentration and the 33-1/3% limitation on borrowing as discussed above, are fundamental policies and may not be changed without a shareholder vote. All other investment policies of the Fund are not fundamental and may be changed by the Board of Trustees. Any percentage restrictions (except those with respect to borrowing and illiquid securities) apply at the time of investment without regard to later increases or decreases in the values of securities or total or net assets.


The Fund may advertise total return and yield, which are based on historical results and are not intended to indicate future performance.

Total Return, Yield and Other Performance Information

TOTAL RETURN. A total return is a change in the value of an investment during the stated period, assuming all dividends and capital gain distributions are reinvested. A cumulative total return reflects performance over a stated period of time. An average annual total return is the hypothetical annual compounded return that would have produced the same cumulative total return if the performance had been constant over the entire period. Because average annual returns tend to smooth out variations in the returns, you should recognize that they are not the same as actual year-by-year results. In addition to advertising average annual returns for the required standard periods, such returns may be quoted for other periods, including periods of less than one year. Further information about the Fund's performance is contained in the Annual Report to shareholders which may be obtained from the Fund without charge.

YIELD. Quotations of yield for the Fund will be based on the investment income per share (as defined by the Securities and Exchange Commission) during a particular 30-day (or one-month) period (including dividends and interest), less expenses accrued during the period ("net investment income"), and will be computed by dividing net investment income by the maximum public offering price per share on the last day of the period.

OTHER PERFORMANCE INFORMATION. The Fund also may provide current distribution information to its shareholders in shareholder reports or other shareholder communications or in certain types of sales literature provided to prospective investors. Current distribution information for the Fund will be based on distributions for a specified period (i.e., total dividends from net investment income), divided by the net asset value per share on the last day of the period and annualized. Current distribution rates differ from standardized yield rates in that they represent what the Fund has declared and paid to shareholders as of the end of a specified period rather than the Fund's actual net investment income for that period.

Performance information for the Fund may also be compared to various unmanaged indices, such as the Lehman Brothers Aggregate Bond Index, the Lehman Brothers Government/Corporate Index, the Salomon Brothers Broad Investment-Grade Bond Index, indices prepared by Lipper Analytical Services, and other entities or organizations which track the performance of investment companies or investment advisers. Unmanaged indices (i.e., other than Lipper) generally do not reflect deductions for administrative and management costs and expenses. Any performance information should be considered in light of the Fund's investment objectives and policies, characteristics and quality of the portfolio and the market conditions during the time period indicated, and should not be considered to be representative of what may be achieved in the future. For a description of the methods used to determine yield, total return and distribution rates for the Fund, see the Statement of Additional Information.

From time to time, the Fund or its affiliates may provide information including, but not limited to, general economic conditions, comparative performance data and rankings with respect to comparable investments for the same period and for unmanaged market indices described in the Statement of Additional
Information.

Management and Organization of the Fund

The Fund is a series of Ariel Growth Fund (doing business as Ariel Investment Trust) (the "Trust"), an open-end diversified management investment company organized as a Massachusetts business trust on August 1, 1986. The other series currently offered, which are sold under a separate prospectus, are Ariel Growth Fund and Ariel Appreciation Fund.

Shares of the Fund are currently issued in two classes, the Institutional Class and the Investor Class. The Investor Class is offered to retail investors under a separate prospectus. The Board of Trustees may offer additional classes in the future and may at any time discontinue the offering of any class of shares. Shares have no preemptive or subscription rights and are freely transferable. Each share of the Fund represents an interest in the assets of the Fund and has identical voting, dividend, liquidation and other rights and the same terms and conditions as any other shares except that (i) the expenses that are specific to one class, such as distribution expenses and administrative fees, are borne solely by such class and (ii) each class of shares votes separately with respect to matters in which the interests of one class differ from the interests of the other class or any other matters for which separate class voting is appropriate under applicable law.

Because the Investor Class incurs higher administrative and distribution fees, that class will have a higher expense ratio and will have correspondingly lower returns than the Institutional Class. You may call 1-800-29-ARIEL (1-800-292-
7435) for more information regarding the Investor Class of the Fund.

The Trust is not required to hold annual shareholder meetings. Shareholder meetings are held when they are required under the Investment Company Act of 1940 or otherwise called for special purposes. Special meetings may also be called when requested in writing by the holders of 10% or more of the shares eligible to vote at such meetings. Trustees may be removed at a special meeting of shareholders by a vote of two-thirds of the outstanding shares. As a shareholder, you receive one vote for each share of the Fund you own.

The Board of Trustees supervises the Fund's activities and reviews the Trust's contracts with companies that provide services to the Fund.

BOARD OF TRUSTEES

BERT N. MITCHELL, CPA
Chairman and Chief Executive Officer, Mitchell & Titus, LLP (independent accountants)

MARIO L. BAEZA, ESQ.
Chairman and Chief Executive Officer, Latin America Equity Partners, L.P. (venture capital)

WILLIAM C. DIETRICH, CPA
Vice President and Chief Financial Officer, Shopping Alternatives, Inc. (computerized shopping service)

ROYCE N. FLIPPIN, JR.
President, Flippin Associates (consultants); formerly Director of Program Advancement, Massachusetts Institute of Technology

JOHN G. GUFFEY, JR.
Chair, Calvert Social Investment Foundation; Treasurer and Director, Silby, Guffey and Co., Inc. (venture capital)

MELLODY L. HOBSON
Senior Vice President, Director of Marketing, Ariel Capital Management, Inc.

CHRISTOPHER G. KENNEDY
Executive Vice President and Director, Merchandise Mart Properties, Inc. (real estate management)

ERIC T. McKISSACK, CFA
Vice Chairman and Co-Chief Investment Officer, Ariel Capital Management, Inc.

Ariel Capital Management, Inc. serves as the Adviser and the Administrator to the Fund.

The Adviser is a privately held investment management firm, controlled by John
W. Rogers, Jr. and owned by its employees. The Adviser is located at 307 N. Michigan Avenue, Suite 500, Chicago, Illinois 60601. As of December 31, 1996, the Adviser had assets under management of just under $1.5 billion, including assets of the Funds.

Subject to the overall supervision of the Board of Trustees and pursuant to the Investment Advisory Agreement, Ariel Capital Management, Inc. (the "Adviser") acts as the investment adviser to the Fund. The Advisor is responsible for certain management services and pays all of the Fund's expenses other than the Adviser's fees under the Investment Advisory Agreement and the Administrative Services Agreement, the expenses assumed by the Adviser under the Administrative Services Agreement, interest, taxes, brokerage commissions, and extraordinary expenses. Under the Investment Advisory Agreement, the Adviser is paid a fee based on the average daily net assets of the Fund at the annual rate of 0.35%. The Adviser also acts as investment adviser and administrator to Ariel Growth Fund and Ariel Appreciation Fund, the other two series of the Trust.

The Adviser is also the Fund's Administrator. Under the Administrative Services Agreement, the Administrator is responsible for providing, arranging for or facilitating transfer agency and shareholder servicing; the preparation, printing and distribution of notices, proxy materials, reports to regulatory bodies and reports to shareholders related to a specific class; state securities qualifications; SEC registrations and shareholder meetings. The Administrator pays all of the Fund's expenses related to the services to be provided under the Administrative Services Agreement, all fees and expenses of Trustees incurred as a result of a matter related solely to one class of shares of the Fund and, generally, the Fund's auditing and legal fees for professional services related solely to one class of the shares of the Fund. The Administrator is not responsible for paying any legal, accounting or other expenses related to any litigation affecting the Fund. For services under the Administrative Services Agreement, the Institutional Class pays a fee based on the average daily net assets of the Institutional Class at the annual rate of 0.10%.

Sub-Adviser

Lincoln Capital Management Company ("Lincoln Capital"), 200 South Wacker Drive, Chicago, IL 60606, acts as the Sub-Adviser of the Fund. Lincoln Capital manages the day-to-day investment operations for the Fund. The Fund pays no fees directly to Lincoln Capital. Lincoln Capital receives fees from the Adviser at the annual rate of 0.30% of the average daily net assets up to $50 million; 0.20% for the next $50 million; 0.15% for the next $150 million and 0.10% for amounts greater than $250 million.

The Managing Directors and controlling shareholders of Lincoln Capital and their titles, are as follows:

  David M. Fowler, Executive Vice President
  J. Parker Hall, III, Chief Executive Officer
  Richard W. Knee, Executive Vice President
  Kenneth R. Meyer, President
  Timothy H. Ubben, Chairman
  Ray B. Zemon, Executive Vice President


Portfolio Management

The Fund's duration decisions are made by a strategy committee comprising five senior officers of Lincoln Capital: Timothy Doubek, J. Parker Hall III, Richard
W. Knee, Kenneth R. Meyer, and Ray B. Zemon. The five members of the strategy committee average 23 years of investment experience. Investment selections for the Fund are made by members of the fixed income group: Pamela Allen, Timothy Doubek, Terrence J. Glomski, Lorraine L. Holland, Andrew A. Johnson, Kostas Iordanidis, Richard W. Knee, Peter Knez, Kenneth R. Meyer and Ray B. Zemon. The ten members of the fixed-income group average 14.4 years of investment experience. As of December 31, 1996, Lincoln Capital, as a whole, had $42.5 billion of assets under management of which $25 billion is managed in fixed-income strategies.


Performance History of Lincoln Capital

Set forth below are certain performance data, provided by Lincoln Capital, relating to annual average investment results of a composite of client advisory accounts ("Advisory Accounts") whose portfolios were managed by Lincoln Capital over a period of fifteen years, since Lincoln Capital began operations. The Advisory Accounts had the same investment objective as the

Fund and were managed using substantially similar, though not necessarily identical investment strategies and techniques as those used by the Fund. Because of the similarities in investment strategies and techniques, Lincoln Capital believes that the Advisory Accounts are sufficiently comparable to the Fund to make the performance data listed below relevant to its investors. Also set forth below, for comparison, are the performances of widely recognized indices of market activity based upon the aggregate performance of selected unmanaged portfolios of publicly traded fixed-income securities.

The results presented are not intended to predict or suggest returns that will be experienced by the Fund or the return that an investor will achieve by investing in the Fund. The Fund is subject to different costs, including investment management, administration and registration fees that were not incurred by the Advisory Accounts. Different methods of determining the performance from those described in the footnote to the chart below may result in different performance figures. Investors should not rely on the following data as an indication of future performance of Lincoln Capital or of the Fund.

                              ANNUAL TOTAL RETURN

                                                                                           Salomon Brothers
                 Number of      Average Account    Lincoln Capital's   Lehman Brothers     Broad Investment-
       Year     of Accounts    Size ($ millions)     Active Fixed     Aggregate Index(2)   Grade Bond Index(2)
       ----     -----------    ------------------    Composite(1)     ------------------   -------------------
                                                   -----------------
       1982          11              $ 48               37.19%               32.62%               31.79%
       1983          15                50                7.59                 8.36                 8.21
       1984          18                62               14.33                15.15                14.99
       1985          14                96               24.83                22.10                22.26
       1986          17                98               17.41                15.26                15.43
       1987          17               105                3.37                 2.76                 2.60
       1988          19               109                7.64                 7.89                 7.99
       1989          23                90               14.79                14.53                14.43
       1990          25               118                8.47                 8.96                 9.09
       1991          25               150               15.91                16.00                15.98
       1992          29               148                7.84                 7.40                 7.58
       1993          29               150               11.09                 9.75                 9.92
       1994          27               140               -2.09                -2.92                -2.85
       1995          31               221               16.98                18.47                18.53
       1996          29               241                3.39                 3.63                 3.62


                             Annualized Performance
                     for the period ended December 31, 1996

                                     Lincoln Capital         Lehman Aggregate
                                     ----------------        ----------------
       5 Year Annualized                   7.24%                   7.04%
       10 Year Annualized                  8.58                    8.47
       Since Inception Annualized         12.22                   11.69

(1) These figures are dollar-weighted, average annual investment results expressed as a percentage return. Returns shown for Lincoln Capital are after deduction of investment advisory fees. The accounts represented in the composite are all accounts managed in a manner that is substantially similar to the investment management of the Fund and are most of Lincoln Capital's active accounts.

(2) The Lehman Brothers Aggregate Index and the Salomon Brothers Broad Investment-Grade Bond Index are unmanaged indices of fixed-income securities which are composed of securities that are substantially similar to the types of securities in which the Advisory Accounts and the Fund invest.

Ariel Distributors, Inc. is the Principal Underwriter to the Fund


Ariel Distributors, Inc. serves as the Fund's principal underwriter. Under the terms of its Underwriting Agreement, Ariel Distributors markets and distributes the shares of the Trust and is responsible for payment of commissions and service fees to broker-dealers, banks, and financial services firms, preparation of advertising and sales literature, and printing and mailing of prospectuses to prospective investors. Ariel Distributors is a wholly-owned subsidiary of the Adviser.

The Transfer Agent and Custodian.

Investors Fiduciary Trust Company ("IFTC"), 127 West 10th Street, Kansas City, Missouri 64105, is the Fund's transfer agent, custodian and dividend disbursing and shareholder servicing agent.

Initial Purchases

How to Buy Shares

By Mail

The minimum initial investment in the Institutional Class is $1,000,000. However, the Adviser may waive the minimum initial investment under circumstances in which the Adviser believes an investor will meet such minimum within a reasonable time. A completed and signed application is required for each new account you open, regardless of the method you choose for making your initial investment. An account application accompanies this prospectus. Additional forms may be required from corporations, associations and certain financial institutions. If you have any questions or need additional applications, call 1-800-29-ARIEL (1-800-292-7435).

To purchase shares by mail, please make your check payable to Ariel Mutual Funds and mail it with an application, indicating which of the Ariel Mutual Funds you would like to buy, to:

   Ariel Mutual Funds
   P.O. Box 419121
   Kansas City, Missouri 64141-6121

All purchases by check should be in U.S. dollars and made payable to Ariel Mutual Funds. Third party checks, except those payable to an existing shareholder who is a natural person (as opposed to a corporation or partnership), credit cards, and cash will not be accepted. When purchases are made by check or periodic automatic investment, redemptions will not be allowed until the investment being redeemed has been in the account for 15 calendar days.

By Wire

You may also purchase shares by bank wire. Just call us at 1-800-29-ARIEL (1-800-292-7435) and we will ask you your name, address, social security or tax identification number, the amount of your investment, the name of the Ariel Mutual Fund in which you wish to invest as well as the name and address of the financial institution that will be wiring your investment to the Fund. We will immediately give you an account number and you may then have your financial institution wire federal funds to the Custodian with the following instructions:

     Ariel Mutual Funds
     c/o Investors Fiduciary Trust Company
     127 West 10th Street
     Kansas City, MO 64105
     ABA #101003621
     Account No. 7528205

     The name of the Ariel Mutual Fund(s) and the class in which you wish to invest
     Your shareholder account number
     The name in which your account is registered

We accept wires at no charge. However, your bank may charge you for this service.

Subsequent Purchases

You may make subsequent investments in any amount. To invest directly by bank wire, follow the instructions as shown above for initial investments, except that there is no need to call us first. Just contact your financial institution.

To add to your account by mail, please send your check or money order payable to Ariel Mutual Funds with the detachable stub from the bottom of your most recent account statement, or drop us a note that includes the registered account name, account number, the name of the Fund and amount you wish to invest. Please remember that subsequent purchases should be sent to:

     Ariel Mutual Funds
     P.O. Box 419121
     Kansas City, Missouri 64141-6121

Automatic Investing through Your Bank

You may arrange for automatic investing whereby the Custodian will be authorized to initiate a debit to your bank account of a specific amount to be used to purchase shares of the Fund on a monthly or quarterly basis. After each automatic investment, you will receive a transaction confirmation and the debit should be reflected on your next bank statement. You may terminate the plan at any time, and we may modify or terminate the plan at any time. If, however, you terminate an automatic investment plan with an account balance of less than $1,000,000, we reserve the right to close your account. See "Redeeming Shares-Other Information About Redemptions." If you desire to utilize this automatic investment option, please indicate your intention to do so on the application included with this prospectus.

Tax-Saving Retirement Plans

Purchasing Through Retirement Plans

Contact the Adviser for complete information kits discussing the plans and their benefits, provisions and fees.

You may establish your new account under one of several tax-deferred plans. These plans let you invest for retirement and shelter your investment income from current taxes.

 . Individual Retirement Accounts (IRAs): available to anyone who has earned income. You may also be able to make investments in the name of your spouse, if your spouse has no earned income.

 . Savings Incentive Match Plan for Employees (SIMPLE): available as an IRA for each employee. May be adopted by employers having no other plan and employing 100 or fewer employees earning at least $5,000 in compensation during the previous year.

 . Qualified Profit-Sharing and Money-Purchase Plans: available to self-employed people and their partners, or to corporations and their employees.

 . Simplified Employee Pension Plan (SEP-IRA): available to self-employed people and their partners, or to corporations.

 . 403(b)(7) Custodial Accounts: available to employees of most non-profit organizations and public schools and universities.

Net Asset Value


Net asset value per share ("NAV") refers to the worth of one share. NAV is computed by adding the value of all portfolio holdings, plus other assets, deducting liabilities and then dividing the result by the number of shares outstanding. The Fund's NAV will vary daily based on the market values of its investments.

Fixed-income securities, including those to be purchased under firm commitment agreements (other than obligations having a maturity of 60 days or less), are normally valued on the basis of quotes obtained from brokers and dealers or pricing services. Short-term investments having a maturity of 60 days or less are valued at amortized cost, unless the Board of Trustees determines that such method is not appropriate under specific circumstances. Assets for which there are no quotations available will be valued at fair value as determined by the Board of Trustees.

The NAV is calculated at the close of the regular session of the New York Stock Exchange (normally 3:00 p.m. Central time). The Fund is closed for business any day the New York Stock Exchange is closed and on the following holidays:
Columbus Day, Martin Luther King's Birthday and Veterans' Day. All purchases of Fund shares will be confirmed and credited to your account in full and fractional shares.

In-Kind Purchases

Under certain circumstances, shares of the Fund may be purchased using securities, so long as the securities delivered to the Fund meet the investment objective and policies of the Fund, and are otherwise acceptable to Lincoln Capital, which reserves the right to reject all or any part of the securities offered in exchange for shares of the Fund. See the Statement of Additional Information for more details and for the conditions which apply to in-kind purchases.

Before you buy shares, please read the following information to make sure your investment is accepted and credited properly.

When Your Account Will Be Credited

Your purchase will be processed at the next offering price based on the net asset value next calculated after your order is received and accepted. Such calculation is made at the close of regular session trading on the New York Stock Exchange, which is usually 3:00 p.m. Central time. Except as provided above, all your purchases must be made in U.S. dollars and checks must be drawn on U.S. banks. No cash will be accepted. The Fund reserves the right to suspend the offering of shares for a period of time or to reject any specific purchase order. If your check does not clear, your purchase will be canceled and you will be charged a $10 fee plus costs incurred by the Fund. When you purchase by check, the Fund can hold payment on redemptions until they are reasonably satisfied that the investment is collected (normally up to 15 calendar days from the purchase date). To avoid this collection period, you can wire federal funds from your bank, which may charge you a fee.

Certain financial institutions or broker-dealers which have entered into a sales agreement with the Distributor may enter confirmed purchase orders on behalf of customers by phone, with payment to follow within a number of days of the order as specified by the program. If payment is not received in the time specified, the financial institution could be liable for resulting fees or losses. State securities laws may require such firms to be licensed as securities dealers in order to sell shares of the Fund.

Other Information about Purchasing Shares

Although there is no sales charge imposed by the Fund when you purchase shares, certain dealers or financial institutions which sell shares of Ariel Mutual Funds may impose charges for their services, and such charges may constitute a significant portion of a smaller account.

The Fund does not issue share certificates unless you specifically request one each time you make a purchase. Certificates are not issued for fractional shares. Also, shares represented by certificates may not be redeemed by telephone. See "Redeeming Shares" for information on how to redeem your shares.

You may exchange shares of the Fund for shares of the other Ariel Mutual Funds and for shares of certain money market funds.

Exchanging Shares

You may exchange your shares in the Fund for shares of the Fund's Investor Class or for shares of the other Ariel Mutual Funds at no additional charge as long as your total investment in each class or Fund meets the minimum investment required for that class or Fund.


You may also exchange your shares in any Ariel Mutual Fund for shares of Cash Resource Money Market Fund, Cash Resource U.S. Government Money Market Fund or Cash Resource Tax-Exempt Money Market Fund (collectively, the "Cash Resource Funds") at no additional charge as long as your total investment meets any required minimum. This exchange privilege is a convenient way to buy shares in a money market fund in order to respond to changes in your goals or in market conditions. These money market funds are no-load funds managed by Commonwealth Advisors, Inc.


Before exchanging your shares into shares of the Fund's Investor Class, shares of any other Ariel Mutual Fund or shares of any Cash Resource Fund, read the applicable prospectus. To obtain a prospectus for any of these funds, just call 1-800-29-ARIEL (1-800-292-7435).

By Mail

To exchange your shares of the Fund into shares of one of the other Ariel Mutual Funds, just send a written request to:

     Ariel Mutual Funds
     P.O. Box 419121
     Kansas City, Missouri 64141-6121

This request should include your name, account number, the name of the Fund you currently own, the name of the Ariel Mutual Fund you wish to exchange into and the dollar amount or number of shares you wish to exchange. Please remember that you cannot place any conditions on your request.

To exchange your shares of the Fund into shares of any Cash Resource Fund, complete and sign an application and mail it to the address set forth above.

By Telephone

Unless you have elected not to have telephone transaction privileges by checking the appropriate box in your application, you may also make exchanges by calling 1-800-29-ARIEL (1-800-292-7435). Exchanges made over the phone may be made by any person, not just the shareholder of record. You may only exchange shares by telephone if the shares you are exchanging are not in certificate form. Certain other limitations and conditions apply to all telephone transactions. Before using your telephone privilege, please read "Telephone Transactions."


Other Information about Exchanging Shares

All accounts opened as a result of using the exchange privilege must be registered in the same name and taxpayer identification number as your existing account with the Ariel Mutual Funds.

Because of the time needed to transfer money between funds, you may not exchange into and out of the same fund on the same or successive days; there must be at least one day between exchanges. You may exchange your shares of the Fund only for shares that have been registered for sale in your state. See also "Dividends, Capital Gains and Taxes."

Remember that each exchange represents the sale of shares of one Fund and the purchase of shares of another. Therefore, you could realize a taxable gain or loss on the transaction.

The Fund reserves the right to terminate or modify the exchange privilege with at least 60 days' written notice. If your account is subject to backup withholding, you may not use the exchange privilege.

Because excessive trading can hurt the Fund's performance and shareholders, the Fund also reserves the right to temporarily or permanently terminate, with or without advance notice, the exchange privilege of any investor who makes excessive use of the exchange privilege (e.g. more than five exchanges per calendar year). Your exchanges may be restricted or refused if the Fund receives or anticipates simultaneous orders affecting significant portions of the Fund's assets. In particular, a pattern of exchanges with a "market timer" strategy may be disruptive to the Fund.

If you have any share certificates, you must include them with your exchange request. For certificate delivery instructions see "Redeeming Shares-By Mail."


Special Services and Charges

The Fund pays for shareholder services but not for special services that are required by a few shareholders, such as a request for a historical transcript of an account. You may be required to pay a research fee for these special services.

If you are purchasing shares of the Fund through a program of services offered by a broker-dealer or financial institution, you should read the program materials in conjunction with this prospectus. Certain features may be modified in these programs, and administrative charges may be imposed by the broker-dealer or financial institution for the services rendered.

By Mail

Redeeming Shares

You may redeem shares from your account by sending a letter of instruction, your name, the name of the Fund and account number from which shares are redeemed, the number of shares or dollar amount and where you want your check to be sent. Simply send your written request to redeem your shares to the Transfer Agent as follows:

          Ariel Mutual Funds
          P.O. Box 419121
          Kansas City, Missouri 64141-6121

Certain shareholders, such as corporations, trusts and estates, may be required to submit additional documents. The letter of instruction must be signed by all required authorized signers. Please remember that you cannot place any conditions on your request. If any share certificates were issued, they must be returned duly endorsed or accompanied by a separate stock assignment. Under certain circumstances, signature guarantees may be required. Please call 1-800-29-ARIEL (1-800-292-7435) for more information.

By Telephone      Unless you have elected not to have telephone transaction
                  privileges by checking the box in your application, you may also redeem shares by calling 1-800-29-ARIEL (1-800-292-7435) and receive a check by mail. The check can only be issued for up to $25,000, and only to the registered owner, and may only be sent to the address of record, which must have been on file for at least 60 days. Shares represented by certificates may not be redeemed by telephone. See "Telephone Transactions" for more information.

By Wire Payment for your shares may also be made to you by wire if you have selected this option in your application and have named a commercial bank or savings institution with a routing number to which we can send your money.

                  Once you have applied for wire redemption privileges, you or any other person can make such a request by calling 1-800-29-ARIEL (1-800-292-7435). You may also use your wire privilege by mailing a signed request that includes the name of the Fund, account number and amount you wish to have wired, by writing to:

                        Ariel Mutual Funds
                        P.O. Box 419121
                        Kansas City, Missouri 64141-6121

                  The proceeds will be sent only to the financial institution you have designated on your application. You may terminate the wire redemption privilege by notifying us in writing. See the restrictions under "Telephone Transactions" as they also apply to wire redemptions.

                  Other Information about Redemptions

To ensure         There is no charge for redeeming your shares. If, however, you
acceptance of     redeem shares through certain dealers not having selling
your redemption   agreements with respect to the Fund your broker may charge a
request, please   fee when you redeem your shares.
follow the
procedures        Once your shares are redeemed, the proceeds will normally be
described here    sent to you on the next business day. However, if making
and below.        immediate payment could adversely affect the Fund, it may take up to seven calendar days. When the New York Stock Exchange is closed (or when trading is restricted) for any reason other than its customary weekend or holiday closing, or under any emergency circumstances as determined by the Securities and

                  Exchange Commission, redemptions may be suspended or payment dates postponed.

                  You may redeem all or a portion of your shares on any business day during which the New York Stock Exchange is open for business except the following holidays: Columbus Day, Martin Luther King's Birthday and Veterans' Day. Your shares will be redeemed at the net asset value next calculated after your redemption request is received by the Transfer Agent in proper form. Redemptions made after the New York Stock Exchange has closed will be made at the next day's net asset value. Remember that if you redeem shortly after purchasing shares, the Fund may hold payment on the redemption of your shares until it is reasonably satisfied that payments made by check have been collected (normally up to 15 calendar days after investment).

Minimum           Please maintain a balance in your Institutional Class account
account balance   of at least $1,000,000. If, due to shareholder redemptions,
is $1,000,000.    the value of your account in the Fund falls below $1,000,000, the account may be closed and the proceeds mailed to you at your address of record. You will be given 30 days' notice that your account will be closed unless you make an additional investment to increase your account balance to the $1,000,000 minimum.

                  Redemptions in Kind

                  If conditions arise that would make it undesirable for the Fund to pay for all redemptions in cash, the Fund may authorize payment to be made in marketable portfolio securities. However, the Fund has obligated itself under the Investment Company Act of 1940 to redeem for cash all shares of the Fund presented for redemption by any one shareholder in any 90-day period up to the lesser of $250,000 or 1% of the Fund's net assets. Securities delivered in payment of redemptions would be valued at the same value assigned to them in computing the Fund's net asset value per share. Shareholders receiving such securities may incur brokerage costs or be subject to dealer markdowns when these securities are sold.

                  Telephone Transactions

                  If you have telephone transaction privileges, you may purchase, redeem, or exchange shares or wire funds by telephone as described in this prospectus. You automatically have telephone privileges unless you elect otherwise. These privileges, however, may not be available through certain dealers and financial institutions. By exercising the telephone privilege to sell or exchange shares, you agree that the Fund shall not be liable for following telephone instructions reasonably believed to be genuine. Reasonable procedures will be employed to confirm that such instructions are genuine and, if not employed, the Fund may be liable for unauthorized instructions. Such procedures will include a request for a personal identification number and tape recording of the instructions. You should verify the accuracy of telephone transactions immediately upon receipt of your confirmation statement.

During unusual market conditions, we may have difficulty in accepting telephone requests, in which case you should mail your request.

The Fund reserves the right to terminate, suspend or modify telephone transaction privileges.

Dividends, Capital Gains and Taxes

Each year, the Fund distributes substantially all of its net investment income and capital gains to shareholders.

THE TAX DISCUSSION IN THIS SECTION IS NOT INTENDED AS A COMPLETE OR DEFINITIVE DISCUSSION OF THE TAX EFFECTS OF INVESTMENT IN THE FUND. EACH INVESTOR SHOULD CONSULT HIS OR HER OWN TAX ADVISER REGARDING THE EFFECT OF FEDERAL, STATE AND LOCAL TAXES RELATED TO OWNERSHIP, EXCHANGE OR SALE OF FUND SHARES.

The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended (the "Code"). As such, the Fund generally will not pay Federal income tax on the income and gains it pays as dividends to its shareholders. In order to avoid a 4% Federal excise tax, the Fund intends to distribute each year substantially all of its net income and gains.

Dividends from net investment income are declared daily and paid quarterly. Net investment income consists of the interest income, net short-term capital gains, if any, and dividends declared and received on investments, less expenses. Distributions of net short-term capital gains (treated as dividends for tax purposes) and net long-term capital gains, if any, are normally declared and paid by the Fund once a year.

During its initial operations, the Fund may be a personal holding company ("PHC") under the Code due to substantial ownership of the Fund's shares by a few shareholders. In that event, the Fund intends to distribute all its PHC income so that there is no PHC tax imposed on the Fund.

Dividend and Distribution Payment Options

Dividends and any distributions from the Fund are automatically reinvested in the Fund at net asset value, unless you elect to have the dividends of $10 or more paid in cash. You must notify the Fund in writing prior to the record date to change your payment options. If you elect to have dividends and/or distributions paid in cash, and the U.S. Postal Service cannot deliver the check, or if it remains uncashed for six months, it, as well as future dividends and distributions, will be reinvested in additional shares.

Taxes on distributions

Distributions are subject to federal income tax, and may also be subject to state or local taxes. Distributions are taxable when they are paid, whether they are received in cash, or reinvested. However, distributions declared in December and paid in January are taxable as if they were paid on December 31. For federal tax purposes, the Fund's income and short-term capital gain distributions are taxed as dividends; long-term capital gain distributions are taxed as long-term capital gains. Some dividends may be exempt from state or local income tax as income derived from U.S. Government Securities. You should consult your tax adviser on the taxability of your distributions.

You may realize a capital gain or loss when you sell or exchange shares.

If you sell your shares or exchange them for shares of another fund, you will have a short or long-term capital gain or loss, depending on how long you owned the shares which were sold. However, the Trust believes that an exchange between classes of the same fund are non-taxable. In January, you will be sent a form indicating the proceeds from all sales, including exchanges. You should keep your annual year-end account statements to determine the cost (basis) of the shares to report on your tax returns.

If the Fund does not have your correct Social Security or Corporate Tax Identification Number ("TIN") and a signed certified application or Form W-9, Federal law requires the Fund to withhold 31% of your dividends and certain redemptions. You will be prohibited from opening another account by exchange and you may be subject to a fine. If this TIN information is not received within 60 days after your account is established, your account may be redeemed at the current NAV on the date of redemption. The Fund reserves the right to reject any new account or any purchase order for failure to supply a certified TIN.

                       CERTAIN SHAREHOLDERS OF THE FUND

The following table sets forth, as of January 8, 1997, the name and holdings of each person known by the Fund to be a record owner of more than 25% of its outstanding shares. As of such date, there were no Investor Class shares outstanding.


                                                         % of Outstanding
Name and Address                        Owned        Institutional Class Shares
----------------                        -----        --------------------------
Comerica Bank Cust.                  2,458,982.930          47.846%
IBEW Local 9 & Outside Contractor
Pension Plan
High Point Plaza Office Ctr.
4415 W. Harrison Street, Suite 330
Hillside, IL 60162

INVESTMENT ADVISER AND
SERVICES ADMINISTRATOR
Ariel Capital Management, Inc.
307 North Michigan Avenue, Suite 500
Chicago, Illinois 60601
1-800-29-ARIEL (1-800-292-7435) fax (312) 726-7473

SUB-ADVISER
Lincoln Capital Management Company
200 South Wacker Drive, Suite 2100
Chicago, IL  60606

PRINCIPAL UNDERWRITER
Ariel Distributors, Inc.
307 North Michigan Avenue, Suite 500
Chicago, Illinois  60601

INDEPENDENT AUDITORS
Ernst & Young LLP
233 South Wacker Drive
Chicago, Illinois 60606

TRANSFER AGENT AND CUSTODIAN
Investors Fiduciary Trust Company
127 West 10th Street
Kansas City, Missouri 64105

LEGAL COUNSEL
D'Ancona & Pflaum
30 North LaSalle Street, Suite 2900
Chicago, Illinois 60602

BOARD OF TRUSTEES

Bert N. Mitchell, CPA (Chairman of the Board of Trustees)
Chairman and Chief Executive Officer, Mitchell & Titus LLP

Mario L. Baeza, ESQ.
Chairman and Chief Executive Officer Latin America Equity Partners, L.P.

William C. Dietrich, CPA
Vice President and Chief Financial Officer, Shopping Alternatives, Inc.

Royce N. Flippin, Jr.
President, Flippin Associates; formerly Director of Program Advancement Massachusetts Institute of Technology

John G. Guffey, Jr.
Chair, Calvert Social Investment Foundation
Treasurer and Director, Silby, Guffey and Co., Inc.

Mellody L. Hobson
Senior Vice President, Director of Marketing
Ariel Capital Management, Inc.

Christopher G. Kennedy
Executive Vice President and Director,
Merchandise Mart Properties, Inc.

Eric T. McKissack, CFA
Vice Chairman and Co-Chief Investment Officer,
Ariel Capital Management, Inc.

                             ARIEL INVESTMENT TRUST
             STATEMENT OF ADDITIONAL INFORMATION--FEBRUARY 1, 1997
                            ARIEL APPRECIATION FUND
                             AND ARIEL GROWTH FUND
                           307 North Michigan Avenue
                                   Suite 500
                            Chicago, Illinois 60601
                        1-800-29-ARIEL (1-800-292-7435)


Ariel Appreciation Fund ("Appreciation Fund") and Ariel Growth Fund ("Growth Fund") (collectively, the "Ariel Mutual Funds" or the "Funds") are series of Ariel Growth Fund, doing business as Ariel Investment Trust (the "Trust").

The Trust's audited financial statements included in the Annual Report to Shareholders for the Funds dated September 30, 1996 are expressly incorporated herein by reference and made a part of this Statement of Additional Information. Copies of the Annual Report may be obtained free of charge by writing or calling the Funds.



THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS BUT PROVIDES INFORMATION THAT SHOULD BE READ IN CONJUNCTION WITH THE FUNDS' PROSPECTUS DATED FEBRUARY 1, 1997 AND ANY SUPPLEMENT THERETO, WHICH MAY BE OBTAINED FREE OF CHARGE BY WRITING OR CALLING THE FUNDS.


                               TABLE OF CONTENTS

INVESTMENT RESTRICTIONS                               1
ADDITIONAL INFORMATION ABOUT
     LENDING SECURITIES AND REPURCHASE AGREEMENTS     2
DIVIDENDS, DISTRIBUTIONS AND TAXES                    3
CALCULATION OF TOTAL RETURN                           4
INVESTMENT ADVISER AND SERVICES ADMINISTRATOR         5
METHOD OF DISTRIBUTION                                7
TRANSFER AGENT AND CUSTODIAN                          8
PORTFOLIO TRANSACTIONS                                8
INDEPENDENT AUDITORS                                  8
GENERAL INFORMATION                                   8
TRUSTEES AND OFFICERS                                 9
COMPENSATION SCHEDULE                                10
SIGNIFICANT SHAREHOLDERS                             11

                              INVESTMENT RESTRICTIONS

The Trust has adopted the following investment restrictions as fundamental policies. These restrictions cannot be changed as to a Fund without the approval of the holders of a majority of the outstanding shares of the Fund. As defined in the Investment Company Act of 1940, this means the lesser of the vote of (a) 67% of the shares of the Fund at a meeting where more than 50% of the outstanding shares are present in person or by proxy, or (b) more than 50% of the outstanding shares of the Fund. Shares have equal rights as to voting.

A Fund may not:

  (1) Purchase securities of any issuer (other than obligations issued, or guaranteed by, the United States Government, its agencies or instrumentalities) if, as a result, more than 5% of the value of the Fund's total assets would be invested in securities of such issuer.

  (2) Concentrate more than 25% of the value of its total assets in any one industry; provided, however, that there is no limitation with respect to investments in obligations issued or guaranteed by the United States Government or its agencies and instrumentalities.

  (3) Purchase more than 10% of the outstanding voting securities of any issuer.

  (4) Make loans (other than loans of its portfolio securities, loans through the purchase of money market instruments and repurchase agreements, or loans through the purchase of bonds, debentures or other debt securities of the types commonly offered privately and purchased by financial institutions). The purchase of a portion of an issue of publicly distributed debt obligations shall not constitute the making of loans. (See also "Additional Information about Lending Securities and Repurchase Agreements -- Loans of Portfolio Securities.")

  (5) Underwrite the securities of other issuers.

  (6) Purchase securities which are subject to legal or contractual restrictions on resale or for which there is no readily available market or which are repurchase agreements not terminable within seven days if at the time of purchase more than 5% of the Appreciation Fund's total assets or 10% of the Growth Fund's total assets would be so invested.

  (7) Purchase from or sell to any of the Fund's officers or trustees, or firms of which any of them are members, any securities (other than capital stock of the Fund), but such persons or firms may act as brokers for the Fund for customary commissions.

  (8) Issue senior securities or borrow money, except from banks as a temporary measure for extraordinary or emergency purposes and then only in an amount up to 10% of the value of its total assets in order to meet redemption requests without immediately selling portfolio securities. In order to secure any such bank borrowings under this section, the Fund may pledge, mortgage or hypothecate the Fund's assets and then in an amount not greater than 15% of the value of its total assets. The Fund will not borrow for leverage purposes and investment securities will not be purchased while any borrowings are outstanding.

  (9) Make short sales of securities, purchase any securities on margin, or invest in warrants or commodities.

  (10) Write, purchase or sell puts, calls, straddles or spreads, or combinations thereof.

  (11) Purchase or retain the securities of any issuer if any officer or trustee of the Fund or its investment adviser owns beneficially more than 1/2 of 1% of the securities of such issuer and if together such individuals own more than 5% of the securities of such issuer.

  (12) Invest for the purpose of exercising control or management of another issuer.

  (13) Invest in real estate or real estate limited partnerships, although it may invest in securities which are secured by real estate or real estate mortgages and may invest in the securities of issuers which invest or deal in commodities, commodity futures, real estate or real estate mortgages.

  (14) Invest in interests in oil, gas, or other mineral exploration or development programs, although it may invest in securities of issuers which invest in or sponsor such programs.

  (15) Purchase the securities of other investment companies, except as they may be acquired as part of a merger, consolidation or acquisition of assets.

  (16) Purchase the securities of companies which have a record of less than three years' continuous operation if, as a result, more than 5% of the value of the Fund's assets would be invested in securities of such issuer.

  (17) Engage in arbitrage transactions.

  Restrictions apply as of the time of the transaction entered into by a Fund without regard to later changes in the value of any portfolio security or the assets of the Fund.


                              ADDITIONAL INFORMATION ABOUT
                  LENDING SECURITIES AND REPURCHASE AGREEMENTS

LOANS OF PORTFOLIO SECURITIES

Securities of a Fund may be lent to member firms of the New York Stock Exchange and commercial banks with assets of one billion dollars or more. Any such loans must be secured continuously in the form of cash or cash equivalents, such as U.S. Treasury bills. The amount of the collateral must, on a current basis, equal or exceed the market value of the loaned securities, and must be terminable upon notice, at any time. The Trust will exercise its right to terminate a securities loan in order to preserve its right to vote upon matters of importance affecting holders of the securities. A Fund may make a securities loan if the value of the securities loaned from the Fund will not exceed 10% of the Fund's assets. However, as a matter of non-fundamental policy, such loan is not made if it would cause more than 5% of net assets of a Fund to be subject to such loans.

The advantage of such loans would be that the Fund continues to receive the equivalent of the interest earned or dividends paid by the issuer on the loaned securities while at the same time earning interest on the cash or equivalent collateral.

Securities loans would be made to broker-dealers and other financial institutions to facilitate their deliveries of such securities. As with any extension of credit there may be risks of delay in recovery and possibly loss of rights in the loaned securities should the borrower of the loaned securities fail financially. However, loans will be made only to those firms that Ariel Capital Management, Inc. (the "Adviser") deems creditworthy and only on such terms as the Adviser believes should compensate for such risk. On termination of the loan the borrower is obligated to return the securities to the Fund; any gain or loss in the market value of the security during the loan period will inure to the Fund. Custodial fees may be paid in connection with the loan.

REPURCHASE AGREEMENTS

A Fund may purchase securities subject to repurchase agreements. Repurchase agreements are transactions in which a person purchases a security and simultaneously commits to resell that security to the seller at a mutually agreed upon time and price. The seller's obligation is secured by the underlying security. The repurchase price reflects the initial purchase price plus an agreed upon market rate of interest. While the underlying security may bear a maturity in excess of one year, the term of the repurchase agreement is always less than one year. Repurchase agreements not terminable within seven days will be limited to no more than 5% of a Fund's assets. Repurchase agreements are short-term money market investments, designed to generate current income.

A Fund will only engage in repurchase agreements with recognized securities dealers and banks determined to present minimal credit risk by the Adviser.

A Fund will only engage in repurchase agreements reasonably designed to secure fully, during the term of the agreement, the seller's obligation to repurchase the underlying security and will monitor the market value of the underlying security during the term of the agreement. If the value of the underlying security declines and is not at least equal to the repurchase price due to the Fund pursuant to the agreement, the Fund will require the seller to pledge additional securities or cash to secure the seller's obligations pursuant to the agreement. If the seller defaults on its obligation to repurchase and the value of the underlying security declines, the Fund may incur a loss and may incur expenses in selling the underlying security.


                      DIVIDENDS, DISTRIBUTIONS AND TAXES

Each Fund's dividends, if any, are declared and paid from net investment income on an annual basis. Generally, net investment income consists of the interest income earned (adjusted for amortization of original issue or market discounts or premiums) and dividends declared and received on investments, less expenses. Distributions of net capital gains, if any, are generally declared and paid by each Fund annually; however, the Funds do not intend to make any such distributions from net capital gains unless available capital loss carryovers, if any, have been used or have expired.

Generally, dividends (including short-term capital gains) and distributions are taxable to the shareholder in the year they are paid. However, any dividends and distributions paid in January but declared during the prior three months are taxable in the year declared.

The Trust is required to withhold 31% of any dividends (including long-term capital gain dividends) paid and 31% of each redemption transaction, if: (a) the shareholder's social security number or other taxpayer identification number ("TIN") is not provided or an obviously incorrect TIN is provided; (b) the shareholder does not certify under penalties of perjury that the TIN provided is the shareholder's correct TIN and that the shareholder is not subject to backup withholding under section 3406(a)(1)(C) of the Internal Revenue Code because of under reporting (however, failure to provide certification as to the application of section 3406(a)(1)(C) will result only in backup withholding on dividends, not on redemptions); or (c) the Fund is notified by the Internal Revenue Service that the TIN provided by the shareholder is incorrect or that there has been under reporting of interest or dividends by the shareholder. Affected shareholders will receive statements at least annually specifying the amount withheld.

In addition, the Trust is required under the broker reporting provisions of the Code to report to the Internal Revenue Service the following information with respect to each redemption transaction: (a) the shareholder's name, address, account number and taxpayer identification number; (b) the total dollar value of the redemptions; and (c) each Fund's identifying CUSIP number.

Certain shareholders are, however, exempt from the backup withholding and broker reporting requirements. Exempt shareholders include: corporations; financial institutions; tax-exempt organizations; individual retirement plans; the U.S., a State, the District of Columbia, a U.S. possession, a foreign government, an international organization, or any political subdivision, agency or instrumentality of any of the foregoing; U.S. registered commodities or securities dealers; real estate investment trusts; registered investment companies; bank common trust funds; certain charitable trusts; foreign central banks of issue. Non-resident aliens also are generally not subject to either requirement but, along with certain foreign partnerships and foreign corporations, may instead be subject to withholding under Section 1441 of the Code. Shareholders claiming exemption from backup withholding and broker reporting should call or write the Trust for further information.

The Trust intends to operate each Fund to qualify as a "regulated investment company" under Subchapter M of the Code. By so qualifying, a Fund will not be subject to federal income taxes to the extent its earnings are distributed. The Trust also intends to manage the Funds so they are not subject to the excise tax imposed by the Tax Reform Act of 1986 (the "Act").


                              CALCULATION OF TOTAL RETURN

A Fund's "total return" may be advertised from time to time. Total return for a period is the percentage change in value during the period of an investment in shares of a Fund, including all additional shares purchased within the period with reinvested dividends and distributions. Average annual total return is the average annual compounded rate of change in value represented by the total return for the period.

Average annual total return is computed according to the following formula:

                               P(1 + T)/n/ = ERV

where P = the amount of an assumed initial investment in shares of a Fund (less the maximum sales charge, if any, during the period); T = average annual total return; n = the number of years from initial investment to the end of the period; and ERV = the ending redeemable value of shares held at the end of the period.

Average Annual total return for each of the Fund's shares for the periods indicated are as follows:

                               APPRECIATION FUND

Periods Ended September 30, 1996                         Total Return
---------------------------------                        -------------
One year                                                      19.6%
Five Years                                                    10.5%
From inception (December 1, 1989)                             11.1%


                                  GROWTH FUND

Periods Ended September 30, 1996                         Total Return
----------------------------------                       ------------
One year                                                      16.3%
Five years                                                    10.3%


From inception (November 6, 1986)            13.2%


Total return may be advertised for other periods, such as by quarter, or cumulatively for more than one year.

Total return, like net asset value per share, fluctuates in response to changes in market conditions. Performance for any particular time period is historical in nature and is not intended and should not be considered to be an indication of future return.


                                NET ASSET VALUE

The net asset value per share of a Fund, the price at which the Fund's shares are purchased and redeemed, is determined every business day as of the close of the New York Stock Exchange (generally 3:00 p.m., Central time), and at such other times as may be necessary or appropriate. The Funds do not determine net asset value on certain national holidays or other days on which the New York Stock Exchange is closed: New Year's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

The net asset value per share is computed by dividing the value of a Fund's total assets, less its liabilities, by the total number of shares outstanding. The Funds' securities are valued as follows: (a) securities for which market quotations are readily available are valued at the most recent closing price. All other securities for which reliable bid quotations are available are valued at the mean between the bid and asked price, or yield equivalent as obtained from one or more market makers for such securities; (b) securities maturing within 60 days are valued at cost, plus or minus any amortized discount or premium, unless the Board of Trustees determines such method not to be appropriate under the circumstances; and (c) all other securities and assets for which market quotations are not readily available are fairly valued by the Adviser in good faith under the supervision of the Board of Trustees.


                 INVESTMENT ADVISER AND SERVICES ADMINISTRATOR

Ariel Capital Management, Inc. (the "Adviser"), 307 North Michigan Avenue, Suite 500, Chicago, Illinois 60601, which is controlled by John W. Rogers, Jr., acts as investment adviser and services administrator under a management agreement with the Trust ("Management Agreement").

The Management Agreement between the Trust and the Adviser will remain in effect as to a Fund indefinitely, provided continuance is approved at least annually by vote of the holders of a majority of the outstanding shares of the Fund or by the Board of Trustees of the Trust; and further provided that such continuance is also approved annually by the vote of a majority of the Trustees of the Trust who are not parties to the Agreement or interested persons of parties to the Agreement or interested persons of such parties, cast in person at a meeting called for the purpose of voting on such approval. The Management Agreement may be terminated without penalty by the Trust or the Adviser upon 60 days' prior written notice; it automatically terminates in the event of its assignment.

Pursuant to the Management Agreement, the Adviser is responsible for determining the investment selections for a Fund in accordance with the Fund's investment objectives and policies stated above, subject to the direction and control of the Board of Trustees. The Adviser pays the salaries and fees of all officers and Trustees who are affiliated persons of the Adviser.

The Adviser also serves as the Funds' services administrator with the Trust. Pursuant to the Management Agreement, the Adviser provides the Funds with office space, administrative services, furnishes executive and other personnel to the Funds and is responsible for providing or overseeing the Fund's day-to-day management and administration.

The Funds pay all operating expenses not expressly assumed by the Adviser, including custodial and transfer agency fees, federal and state securities registration fees, legal and audit fees, and brokerage commissions and other costs associated with the purchase and sale of portfolio securities, except that the Adviser must reimburse a Fund if its annual expenses (excluding brokerage, taxes, interest, Distribution Plan expenses and extraordinary items) exceed 1.50% of the first $30 million of each Fund's average daily net assets and 1% of such assets in excess of $30 million.

The fees paid to the Adviser for the fiscal year ended September 30, 1994 were $575,622 for the Appreciation Fund and $549,007 for the Growth Fund.

Until September 6, 1994 there was a different services administrator which received for period ended September 5, 1994, $987,802 for the Appreciation Fund $769,661, respectively for the Growth Fund. Reimbursements were made by such administrator to the Appreciation Fund during that period of $88,239. The Adviser reimbursed the Appreciation Fund $16,101 for the period from September 6, 1994 to September 30, 1994.

In 1995, the investment advisory and services administration agreements were combined into one Management Agreement. Fees paid to the Adviser for the fiscal year ended September 30, 1995 under the Management Agreement (including amounts received under the old investment advisory agreement) were $1,050,040 and $865,718, for the Appreciation Fund and the Growth Fund, respectively. The Adviser reimbursed the Appreciation Fund $303,795 and the Growth Fund $33,526, for the same period.

Fees paid to the Adviser for the fiscal year ended September 30, 1996 were $1.010,049 for the Appreciation Fund and $751,001 for the Growth Fund. The Adviser reimbursed the Appreciation Fund $47,713 for the same period.

In connection with the exchange privilege with respect to Cash Resource Money Market Fund, Cash Resource U.S. Government Money Market Fund and Cash Resource Tax-Exempt Money Market Fund, the Distributor acts as a shareholder servicing agent. For its services, the Distributor receives a fee from each such fund at the rate of 0.25% of the average net assets of each account in such funds established through the use of the exchange privilege pursuant to a Rule 12b-1 distribution plan adopted by Cash Resource Money Market Fund, Cash Resource U.S. Government Money Market Fund and Cash Resource Tax-Exempt Money Market Fund.

The Adviser has adopted a Code of Ethics which regulates the personal securities transactions of the Adviser's investment personnel and other employees and affiliates with access to information regarding securities transactions of the Fund. The Code of Ethics requires investment personnel to disclose all personal securities holdings upon commencement of employment and all subsequent trading activity to the Adviser's Compliance Officer. Investment personnel are prohibited from engaging in any securities transactions, including the purchase of securities in a private offering, without the prior consent of the Compliance Officer. Additionally, such personnel are prohibited from purchasing securities in an initial public offering and are prohibited from trading in any securities
(i) for which either Fund has a pending buy or sell order, (ii) which either Fund is considering buying or selling, or (iii) which either Fund purchased or sold within seven calendar days.

                            METHOD OF DISTRIBUTION


Ariel Distributors, Inc., a wholly-owned subsidiary of the Adviser, is the principal underwriter for the Funds under an agreement with the Trust. Pursuant to the Underwriting Agreement, Ariel Distributors receives a fee at the annual rate of 0.25% of each Fund's average daily net assets for its distribution services and for assuming certain marketing expenses. Ariel Distributors is located at 307 N. Michigan Avenue, Chicago, Illinois 60601.

The Trust has also adopted a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 with respect to the Funds (the "Distribution Plan"). Rule 12b-1 permits an investment company to finance, directly or indirectly, any activity which is primarily intended to result in the sale of its shares only if it does so in accordance with the provisions of such Rule. The Distribution Plan authorizes the Trust to pay up to 0.30% annually of a Fund's average daily net assets in connection with the distribution of the Fund's shares. Consistent with the Underwriting Agreement, however, payments under the Distribution Plan are currently limited by the Board of Trustees to 0.25% annually of such average daily net assets.

During the fiscal year ended September 30, 1996, the Appreciation Fund and Growth Fund paid Distribution Plan expenses of $336,683 and $288,847, respectively, to the principal underwriter. Of the total amounts paid $311,816 was used to pay broker-dealers for their distribution and maintenance services and $313,714 was used for advertising, shareholder account maintenance, printing and related costs.

The Distribution Plan was approved by the Board of Trustees, including the Trustees who are not "interested persons" of the Fund (as that term is defined in the Investment Company Act of 1940) and who have no direct financial interest in the operation of the Plan or in any agreements related to the Distribution Plan (the "Independent Trustees"). The selection and nomination of the Independent Trustees is committed to the discretion of such Independent Trustees. In establishing the Distribution Plan, the Trustees considered various factors including the amount of the distribution fee. The Trustees determined that there is a reasonable likelihood that the Distribution Plan will benefit the Trust and its shareholders.

The Distribution Plan may be terminated as to a Fund by vote of a majority of the Independent Trustees, or by vote of a majority of the outstanding shares of the Fund. Any change in the Distribution Plan that would materially increase the distribution cost to a Fund requires approval of the shareholders of that Fund; otherwise, the Distribution Plan may be amended by the Trustees, including a majority of the Independent Trustees.

The Distribution Plan will continue in effect indefinitely, if not terminated in accordance with its terms, provided that such continuance is annually approved by (i) the vote of a majority of the Independent Trustees and (ii) the vote of a majority of the entire Board of Trustees.

Apart from the Distribution Plan, the Adviser, at its expense, may incur costs and pay expenses associated with the distribution of shares of the Fund, including compensation to broker-dealers in consideration of promotional or administrative services.

                         TRANSFER AGENT AND CUSTODIAN

Investors Fiduciary Trust Company ("IFTC") has been retained by the Trust to act as transfer agent, custodian, dividend disbursing agent and shareholder servicing agent. These responsibilities include: responding to shareholder inquiries and instructions concerning their accounts; crediting and debiting shareholder accounts for purchases and redemptions of Fund shares and confirming such transactions; updating of shareholder accounts to reflect declaration and payment of dividends; keeping custody of all of the Funds' investments; and preparing and distributing quarterly statements to shareholders regarding their accounts.

                            PORTFOLIO TRANSACTIONS

Portfolio transactions are undertaken on the basis of their desirability from an investment standpoint. Investment decisions and choice of brokers and dealers are made by the Adviser under the direction and supervision of the Trust's Board of Trustees.

The Trust seeks to obtain the best price and most favorable execution and selects broker-dealers on the basis of their professional capability and the value and quality of their services. Broker-dealers that provide the Trust with statistical, research, or other information and services may be selected. Such broker-dealers may receive compensation for executing portfolio transactions that is in excess of the compensation another broker-dealer would have received for executing such transactions, if the Adviser determines in good faith that such compensation is reasonable in relation to the value of the information and services provided. Research services furnished by investment firms may be utilized by the Adviser in connection with its investment services for other accounts; likewise, research services provided by investment firms used for other accounts may be utilized by the Adviser in performing its services for the Trust. Although any statistical, research, or other information or services provided by broker-dealers may be useful to the Adviser, its dollar value is generally indeterminable and its availability or receipt does not materially reduce the Adviser's normal research activities or expenses.

The Adviser may also execute Fund transactions with or through broker-dealers who have sold shares of the Funds. However, such sales will not be a qualifying or disqualifying factor in a broker-dealer's selection nor will the selection of any broker-dealer be based on the volume of Fund shares sold.

                             INDEPENDENT AUDITORS

The Funds' independent auditors, Ernst & Young LLP, 233 South Wacker Drive, Chicago, IL 60606, audit and report on the Funds' annual financial statements, review certain regulatory reports and the Funds' federal income tax returns, and perform other professional accounting, auditing, tax and advisory services when engaged to do so by the Funds. Shareholders will receive annual audited financial statements and semi-annual unaudited financial statements.

                              GENERAL INFORMATION

The Ariel Growth Fund and the Ariel Appreciation Fund are series of Ariel Growth Fund (doing business as Ariel Investment Trust), an open-end, diversified management investment company organized as a serial Massachusetts business trust on April 1, 1986. The Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust. The shareholders of a Massachusetts business trust might, however, under certain circumstances, be held personally liable as partners for its obligations. The Declaration of Trust provides for indemnification and reimbursement of expenses out of Trust assets for any shareholder held personally liable for obligations of the Trust. The Declaration of Trust further provides that the Trust may maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the Trust, its shareholders, trustees, officers, employees and agents to cover possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance exists and the Trust itself is unable to meet its obligations.

Each share of each series of the Trust represents an equal proportionate interest in that series and is entitled to such dividends and distributions out of the income belonging to such shares as declared by the Board. Upon any liquidation of the Trust, shareholders are entitled to share pro rata in the net assets belonging to that series available for distribution.

The Prospectus and this Statement of Additional Information do not contain all the information in the Funds' registration statement. The registration statement is on file with the Securities and Exchange Commission and is available to the public.

                             TRUSTEES AND OFFICERS

Set forth below are the principal occupations of the Trustees and Officers during the last five years:

MARIO L. BAEZA, ESQ., 46, Trustee. Mr. Baeza is Chairman and Chief Executive Officer, Latin America Partners, L.L.C. (Venture Capital). Formerly, he was President of Wasserstein Perella International Limited, and Managing Director and Chief Executive Officer, Americas Division, Wasserstein Perella & Co., Inc.
Address: 200 Park Avenue, New York, New York 10166.

WILLIAM C. DIETRICH, CPA, 47, Trustee. Mr. Dietrich is Vice President and Chief Financial Officer for Shopping Alternatives, Inc. (computerized shopping service). He formerly served as Vice President and Chief Financial Officer for Shoppers Express, Inc. Address: 5110 Ridgefield Road, Bethesda, Maryland 20816.

ROYCE N. FLIPPIN, JR., MBA, 62, Trustee. Mr. Flippin is President of Flippin Associates. Formerly, he was Director of Program Advancement at the Massachusetts Institute of Technology and was the Director of Athletics, Physical Education and Recreation at MIT. Address: 51 Frost Avenue, East Brunswick, New Jersey 08816.

JOHN G. GUFFEY, JR., 48, Trustee. Mr. Guffey is Chairman of the Calvert Social Investment Foundation, organizing director of the Community Capital Bank in Brooklyn, New York, and a financial consultant to various organizations. In addition, he is the Treasurer and Director of Silby, Guffey and Co., Inc., a venture capital firm. Mr. Guffey was formerly an officer and is a trustee/director of each of the investment companies in the Calvert Group of Funds, except for Acacia Capital Corporation. Address: 7205 Pomander Lane, Chevy Chase, Maryland 20815.

CHRISTOPHER G. KENNEDY, 33, MBA Trustee. Mr. Kennedy is Executive Vice President and a Director of Merchandise Mart Properties, Inc., a real estate management firm. Prior to 1991, he was a student at the J.L. Kellogg Graduate School of Management at Northwestern University. Address: The Merchandise Mart, 200 World Trade Center, Suite 470, Chicago, Illinois 60654.

BERT N. MITCHELL, MBA, CPA, 58, Chairman of the Board and Trustee. Mr. Mitchell is the Chairman and Chief Executive Officer of Mitchell & Titus L.L.P., the nation's largest minority-owned certified public accounting firm. Address: One Battery Park Plaza, New York, New York 10004.

*MELLODY L. HOBSON, 27, Trustee. Ms. Hobson is Senior Vice President, Director of Marketing of Ariel Capital Management. Address: 307 North Michigan Avenue, Suite 500, Chicago, Illinois 60601.

*ERIC T. MCKISSACK, 43, Trustee and President. Mr. McKissack is Vice Chairman and Co-Chief Investment Officer of Ariel Capital Management. Formerly, Mr. McKissack was a research analyst at First National Bank of Chicago. Address: 307 North Michigan Avenue, Suite 500, Chicago, Illinois 60601.

*JAMES W. ATKINSON, 46, Vice President. Mr. Atkinson is Vice President, Finance and Management of Ariel Capital Management. Formerly, he was Senior Vice President and Chief Executive Officer of Stein Roe & Farnham, Inc. (investment advisers). Address: 307 North Michigan Avenue, Suite 500, Chicago, Illinois 60601.

*ROGER P. SCHMITT, 39, Vice President, Secretary and Assistant Treasurer. Mr. Schmitt is Chief Operating Officer of Ariel Capital Management. Formerly, Mr. Schmitt was Marketing Manager with IBM Corporation. Address: 307 North Michigan Avenue, Suite 500, Chicago, Illinois 60601.

*EDWARD SINGLETON, 45, Treasurer and Assistant Secretary. Mr. Singleton is Chief Financial Officer of Ariel Capital Management. He also operates an accounting and tax consulting business. Formerly, Mr. Singleton was Manager of Tax and Regulatory Compliance for American Drug Stores, Inc., a subsidiary of American Stores Company. Address: 307 North Michigan Avenue, Suite 500, Chicago, Illinois 60601.

----------
*Officers and Trustees deemed to be "interested persons" of the Fund under the Investment Company Act of 1940.

                             COMPENSATION SCHEDULE

During the fiscal year ended September 30, 1996, compensation paid to the Trustees of the Trust not affiliated with the Adviser was as follows:

                          AGGREGATE FUND       TOTAL FUND
NAME                       COMPENSATION   COMPLEX COMPENSATION*
----                       ------------   ---------------------
Mario L. Baeza                  $5,617             $7,400
William C. Dietrich             $5,617             $7,400
Royce N. Flippin, Jr.           $5,617             $7,400
John G. Guffey, Jr.             $5,617             $7,400
Christopher G. Kennedy          $5,350             $7,000
Bert N. Mitchell                $6,683             $9,000

*Complex compensation is the aggregate compensation paid, for services as a Director, by all mutual funds with the same investment adviser.

                           SIGNIFICANT SHAREHOLDERS

     The following table lists the holders of more than five percent of the outstanding shares of each Fund:

                                  Growth Fund
                                  -----------


Name and Address                           Number of Shares     Percentage of
of Owner                                        Owned        Outstanding Shares
--------                                   ----------------  -------------------
Illinois State Employees                     490,522.687           12.45%
Deferred Compensation
604 Stratton Office Building
Springfield, IL  62706

                               Appreciation Fund
                               -----------------


Name and Address                           Number of Shares     Percentage of
of Owner                                        Owned        Outstanding Shares
--------                                   ----------------  -------------------
Great West Life & Annuity Co.                684,763.648           12.19%
8515 E. Orchard Road
Englewood, CO 80111

Merrill Lynch Pierce Fenner & Smith            282,519              5.03%
Trade House Account
P.O. Box 45286
Jacksonville, FL  32232

                                   APPENDIX


CORPORATE BOND AND COMMERCIAL PAPER RATINGS

The following is a description of Moody's Investors Service, Inc.'s bond ratings:

Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make long-term risks appear somewhat larger than Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa: Bonds which are rated Baa are considered as medium grade obligations, i.e. they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

The following is a description of Standard & Poor's Corporation's investment grade bond ratings:

AAA: Bonds rated AAA are considered highest grade obligations. They possess the ultimate degree of protection as to principal and interest. They move with market interest rates, and thus provide the maximum safety on all counts.

AA: Bonds rated AA are high-grade obligations. In the majority of instances, they differ from AAA issues only to a small degree. Prices of AA bonds also move with the long-term money market.

A: Bonds rated A are upper medium grade obligations. They have considerable investment strength, but are not entirely free from adverse effects of change in economic and trade conditions. Interest and principal are regarded as safe. They predominantly reflect money rates in their market behavior but, to some extent, also economic conditions.

BBB: Bonds rated BBB are medium grade obligations. They are considered borderline between definitely sound obligations and those where the speculative element begins to predominate. These bonds have adequate asset coverage and are normally protected by satisfactory earnings. Their susceptibility to changing conditions, particularly to depressions, necessitates constant monitoring. These bonds are more responsive to business and trade conditions than to interest rates. This group is the lowest that qualifies for commercial bank investment.

Commercial paper rated A by Standard & Poor's Corporation has the following characteristics: liquidity ratios are adequate to meet cash requirements; long-term senior debt is rated "A" or better; the issuer has access to at least two adequate channels of borrowing; basic earnings and cash flow have an upward trend with allowance made for unusual circumstances; typically, the issuer's industry is well-established and the issuer has a strong position within the industry; and the reliability and quality of management are unquestioned. The relative strength or weakness of the above factors determines whether an issuer's commercial paper is rated A-1, A-2, or A-3.

Issuers rated Prime-1 by Moody's Investors Services, Inc., are considered to have superior capacity of repayment of short-term promissory obligations. Such repayment capacity will normally be evidenced by the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity. Issuers rated Prime-2 have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

                            ARIEL INVESTMENT TRUST
                      STATEMENT OF ADDITIONAL INFORMATION

                               February 1, 1997

                          FOR ARIEL PREMIER BOND FUND
                           307 North Michigan Avenue
                                   Suite 500
                            Chicago, Illinois 60601
                        1-800-29-ARIEL (1-800-292-7435)


Ariel Premier Bond Fund (the "Fund") is a series of Ariel Growth Fund, doing business as Ariel Investment Trust (the "Trust").

The Trust's audited financial statements included in the Annual Report to Shareholders for the Fund dated September 30, 1996 are expressly incorporated herein by reference and made a part of this Statement of Additional Information. Copies of the Annual Report may be obtained free of charge by writing or calling Fund.

This Statement of Additional Information is not a prospectus but provides information that should be read in conjunction with the Fund's Prospectus dated February 1, 1997 and any supplement thereto, which may be obtained free of charge by writing or calling the Fund.

                               TABLE OF CONTENTS



FUNDAMENTAL INVESTMENT RESTRICTIONS...........................  1

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS.......................  2

ADDITIONAL INFORMATION ABOUT INVESTMENT TECHNIQUES............  2

IN-KIND PURCHASES OF INSTITUTIONAL CLASS SHARES OF THE FUND...  7

INVESTMENT ADVISER, SUB-ADVISER AND SERVICES ADMINISTRATOR....  8

METHOD OF DISTRIBUTION OF THE INVESTOR CLASS SHARES...........  8

TRANSFER AGENT AND CUSTODIAN..................................  9

PORTFOLIO TRANSACTIONS........................................  9

INDEPENDENT AUDITORS.......................................... 10

GENERAL INFORMATION........................................... 10

TRUSTEES AND OFFICERS......................................... 10

COMPENSATION SCHEDULE......................................... 11

SIGNIFICANT SHAREHOLDERS...................................... 12

CALCULATION OF PERFORMANCE DATA............................... 12

APPENDIX A.................................................... 14

                      FUNDAMENTAL INVESTMENT RESTRICTIONS

The investment restrictions set forth below and the Fund's investment objective are fundamental policies and may not be changed without the approval of the holders of a majority of the outstanding shares of the Fund. As defined in the Investment Company Act of 1940, this means the lesser of the vote of (a) 67% of the shares of the Fund at a meeting where more than 50% of the outstanding shares are present in person or by proxy, or (b) more than 50% of the outstanding shares of the Fund.

          (1) COMMODITIES. The Fund may not purchase or sell commodities or commodity contracts except contracts in respect to financial futures.

          (2) REAL ESTATE. The Fund may not purchase real estate or real estate mortgages, but may purchase securities backed by real estate or interests therein (including mortgage interests) and securities of companies, including real estate investment trusts, holding real estate or interests (including mortgage interests) therein. (This does not prevent the Fund from owning and liquidating real estate or real estate interests incident to a default on portfolio securities.)

          (3)  DIVERSIFICATION OF FUND INVESTMENTS

               (a) FUND ASSETS. With respect to 75% of the value of its total assets, the Fund may not buy the securities of any issuer if more than 5% of the value of the Fund's total assets would then be invested in that issuer. Securities issued or guaranteed by the U.S. government or its agencies or instrumentalities and repurchase agreements involving such securities ("U.S. Government Securities") are not subject to this limitation.

               (b) SECURITIES OF ISSUERS. With respect to 75% of the value of its total assets, the Fund may not purchase the securities of any issuer if after such purchase the Fund would then own more than 10% of such issuer's voting securities. U.S. Government Securities are not subject to this limitation.

          (4) INDUSTRY CONCENTRATION. The Fund may not purchase the securities of companies in any one industry if 25% or more of the value of the Fund's total assets would then be invested in companies having their principal business activity in the same industry. U.S. Government Securities are not subject to this limitation.

          (5) SENIOR SECURITIES; BORROWING. The Fund may not issue senior securities except as permitted under the Investment Company Act of 1940. The Fund may not pledge or hypothecate any of its assets, except in connection with permitted borrowing.

          (6) UNDERWRITING. The Fund does not engage in the underwriting of securities. (This does not preclude it from selling restricted securities in its portfolio.)

          (7) LENDING MONEY OR SECURITIES. The Fund may not lend money, except that it may purchase and hold debt securities publicly distributed or traded or privately placed and may enter into repurchase agreements. The Fund will not lend securities if such a loan would cause more than one-third of the Fund's net assets to then be subject to such loans.

          (8) OFFICER AND TRUSTEES. The Fund may not purchase from or sell to any of the Trust's officers or trustees, or firms of which any of them are members, any securities (other than capital stock of the Fund), but such persons or firms may act as brokers for the Fund for customary commissions.

                    NON-FUNDAMENTAL INVESTMENT RESTRICTIONS

These policies may be changed by the Board of Trustees without shareholder approval.


          (1) MARGIN. The Fund may not purchase any securities on margin, except that the Fund may (a) obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities; or (b) make margin deposits in connection with transactions in futures and forward contracts.

          (2) BORROWING. The Fund may not borrow money except from banks for temporary or emergency purposes in an amount not exceeding 33-1/3% of the value of its total assets (including amounts borrowed). The Fund may not purchase securities when money borrowed exceeds 5% of its total assets.

          (3) FUTURES. The Fund may not purchase a futures contract, except in respect to interest rates and then only if, with respect to positions which do not represent bona fide hedging, the aggregate initial margin for such positions would not exceed 5% of the Fund's total assets.

          (4) ILLIQUID SECURITIES. The Fund may not purchase illiquid securities (including restricted securities which are illiquid and repurchase agreements maturing in more than seven days) if, as a result, more than 15% of its net assets would be invested in such securities.

          (5) OWNERSHIP OF PORTFOLIO SECURITIES BY OFFICERS AND DIRECTORS. The Fund may not purchase or retain the securities of any issuer if any officer or trustee of the Fund or its investment adviser owns beneficially more than 1/2 of 1% of the securities of such issuer and if together such individuals own more than 5% of the securities of such issuer.

          (6) LENDING PORTFOLIO SECURITIES. The Fund may not loan portfolio securities.

          (7) OIL AND GAS PROGRAMS. The Fund may not invest in interests in oil, gas, or other mineral exploration or development programs, although it may invest in securities of issuers which invest in or sponsor such programs.

          (8) INVESTMENT COMPANIES. The Fund may not purchase the securities of other investment companies, except as they may be acquired as part of a merger, consolidation or acquisition of assets.

          (9) UNSEASONED ISSUERS. The Fund may not purchase the securities of companies which, together with its predecessors, have a record of less than three years' continuous operation if, as a result, more than 5% of the value of its assets would be invested in securities of such companies. U.S. Government Securities and issuers of asset-backed securities are not subject to this limitation.


                         ADDITIONAL INFORMATION ABOUT
                             INVESTMENT TECHNIQUES


LOANS OF PORTFOLIO SECURITIES

          The fundamental investment restrictions provide that the Fund may make secured loans of portfolio securities in order to realize additional income, provided that the Fund will not lend securities if such a loan would cause more than one-third of the total value of its net assets to then be subject to such loans. However, as a matter of non-fundamental policy, the Fund does not currently intend to make such loans. This policy may be changed by the Board of Trustees should they determine that such loans would benefit the Fund.

REPURCHASE AGREEMENTS

          The Fund may purchase securities subject to repurchase agreements which are transactions in which the Fund purchases a security and simultaneously commits to resell that security to the seller at a mutually agreed upon time and price. The seller's obligation is secured by the underlying security. The repurchase price reflects the initial purchase price plus an agreed upon market rate of interest. While the underlying security may bear a maturity in excess of one year, the term of the repurchase agreement is always less than one year.

          The Fund will engage in repurchase agreements with recognized securities dealers and banks determined to present minimal credit risk by the Sub-Adviser. In addition, the Fund will engage in repurchase agreements reasonably designed to fully secure the seller's obligation, during the term of the agreement, to repurchase the underlying security and the Fund will monitor the market value of the underlying security during the term of the agreement. If the value of the underlying security declines and is not at least equal to the repurchase price due to the Fund pursuant to the agreement, the Fund will require the seller to pledge additional securities or cash to secure the seller's obligations pursuant to the agreement. If the seller defaults on its obligation to repurchase and the value of the underlying security declines, the Fund may incur a loss and may incur expenses in selling the underlying security.

MORTGAGE DOLLAR ROLLS

          The Fund may enter into "mortgage dollar rolls," which are transactions in which the Fund sells a mortgage-related security (such as a GNMA security) to a dealer and simultaneously agrees to repurchase a similar security (but not same security) in the future at a pre-determined price. A "dollar roll" can be viewed as a collateralized borrowing in which the Fund pledges a mortgage-related security to a dealer to obtain cash. The dealer with which the Fund enters into a dollar roll transaction is not obliged to return the same securities as those originally sold by the Fund, but only securities which are "substantially identical." To be considered "substantially identical," the securities returned to the Fund generally must: (1) be collateralized by the same types of underlying mortgages; (2) be issued by the same agency and be part of the same program; (3) have a similar original stated maturity; (4) have identical net coupon rates; (5) have similar market yields (and therefore price); and (6) satisfy "good delivery" requirements, meaning that the aggregate principal amounts of the securities delivered and received back must be within 2.5% of the initial amount delivered.

          The Fund's obligations under a dollar roll agreement must be covered by cash or high quality debt securities equal in value to the securities subject to repurchase by the Fund, maintained in a segregated account. To the extent that the Fund collateralizes its obligations under a dollar roll agreement, the asset coverage requirements of the Investment Company Act of 1940, described below, will not apply to such transactions.

          The Fund may be released from its obligations under a dollar roll agreement by selling its position to another party at any time prior to the settlement date. The Fund may realize a gain or loss on such a sale. If the Fund realizes a gain, it will not be able to collect its profit until the original settlement date of the agreement. Because dollar roll transactions may be for terms ranging between one and six months, the amount of any such gain may be deemed "illiquid" and subject to the Fund's overall limitations on investments in illiquid securities.

          The Investment Company Act of 1940 requires the Fund to maintain continuous asset coverage (total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, the Fund may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time.

MORTGAGE-RELATED AND OTHER ASSET-BACKED SECURITIES

          Mortgage-related securities (often referred to as "mortgage-backed" securities) are interests in pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations. The Fund may also invest in debt securities which are secured with collateral consisting of mortgage-related securities, and other types of mortgage-related securities.

          Mortgage Pass-Through Securities. Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their residential or commercial mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs which may be incurred. Some mortgage-related securities (such as securities issued by the Government National Mortgage Association ("GNMA")) are described as "modified pass-through." These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.

          The principal governmental guarantor of mortgage-related securities is GNMA. GNMA is a wholly owned United States Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the United States Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) backed by pools of FHA-insured or VA-guaranteed mortgages.

          Government-related guarantors (i.e., not backed by the full faith and credit of the United States Government) include the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"). FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the United States Government.

          FHLMC was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It is a government-sponsored corporation formerly owned by the twelve Federal Home Loan Banks and now owned entirely by private stockholders. FHLMC issues Participation Certificates ("PCs") which represent interests in conventional mortgages from FHLMC's national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the United States Government.

          Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are not direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets the Fund's investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. The Fund currently does not intend to purchase pass-through securities that are not issued or guaranteed by an agency or instrumentality of the U.S. Government.

          Mortgage-backed securities that are issued or guaranteed by the U.S. Government, its agencies or instrumentalities, are not subject to the Fund's industry concentration restrictions, set forth under "Fundamental Investment Restrictions," by virtue of the exclusion from that test available to all U.S. Government Securities. In case of privately issued mortgage-related securities, the Fund takes the position that mortgage-related securities do not represent interests in any particular "industry" or group of industries. The assets underlying such securities may be represented by a portfolio of first lien residential mortgages (including both whole mortgage loans and mortgage participation interests) or portfolios of mortgage pass-through securities issued or guaranteed by GNMA, FNMA or FHLMC. Mortgage loans underlying a mortgage-related security may in turn be insured or guaranteed by the Federal Housing Administration or the Department of Veterans Affairs.

          Collateralized Mortgage Obligations (CMOs). A CMO is a hybrid between a mortgage-backed bond and a mortgage pass-through security. Similar to a bond, interest and prepaid principal are paid, in most cases, semiannually. CMOs may be collateralized by whole mortgage loans, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA, and their income streams.

          CMOs are structured into multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs can provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. An investor is partially guarded against a sooner than desired return of principal because of the sequential payments.

          In a typical CMO transaction, a corporation ("issuer") issues multiple series (e.g., A, B, C, Z) of CMO bonds ("Bonds"). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates ("Collateral"). The Collateral is pledged to a third party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The Series A, B and C Bonds all bear current interest. Interest on the Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B or C Bond currently being paid off. When the Series A, B and C Bonds are paid in full, interest and principal on the Series Z Bond begins to be paid currently. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or savings and loan associations) to borrow against their loan portfolios. The Fund's investments are limited to Planned Amortization Class and sequential issues.

          FHLMC Collateralized Mortgage Obligations. FHLMC CMOs are debt obligations of FHLMC issued in multiple classes having different maturity dates which are secured by the pledge of a pool of conventional mortgage loans purchased by FHLMC. Unlike FHLMC Participation Certificates, payments of principal and interest on the CMOs are made semiannually, as opposed to monthly. The amount of principal payable on each semiannual payment date is determined in accordance with FHLMC's mandatory sinking fund schedule, which, in turn, is equal to approximately 100% of FHA prepayment experience applied to the mortgage collateral pool. All sinking fund payments in the CMOs are allocated to the retirement of the individual classes of bonds in the order of their stated maturities. Payment of principal on the mortgage loans in the collateral pool in excess of the amount of FHLMC's minimum sinking fund obligation for any payment date are paid to the holders of the CMOs as additional sinking fund payments. This "pass-through" of prepayments has the effect of retiring most CMO classes prior to their stated final maturity.

          If collection of principal (including prepayments) on the mortgage loans during any semiannual payment period is not sufficient to meet FHLMC's minimum sinking fund obligation on the next sinking fund payment date, FHLMC agrees to make up the deficiency from its general funds.

          Criteria for the mortgage loans in the pool backing the FHLMC CMOs are identical to those of FHLMC PCs. FHLMC has the right to substitute collateral in the event of delinquencies and/or defaults.

          Other Mortgage-Related Securities. Other mortgage-related securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, including stripped mortgage-backed securities. Other mortgage-related securities may be equity or debt securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities of the foregoing.



OTHER ASSET-BACKED SECURITIES

          The Fund may invest in securities that are backed by a diversified pool of assets other than mortgages such as trade, credit card and automobile receivables. Asset-backed securities are generally issued by special purpose entities in the form of debt instruments. The characteristics and risks of automobile and credit card receivables are described below.

          Automobile Receivable Securities. The Fund may invest in asset-backed securities which are backed by receivables from motor vehicle installment sales contracts or installment loans secured by motor vehicles ("Automobile Receivable Securities"). Since installment sales contracts for motor vehicles or installment loans related to such contracts ("Automobile Contracts") typically have shorter durations and lower incidences of prepayment, Automobile Receivable Securities generally will exhibit a shorter average life and are less susceptible to prepayment risk.

          Most entities that issue Automobile Receivable Securities create an enforceable interest in their respective Automobile Contracts only by filing a financing statement and by having the servicer of the Automobile Contracts, which is usually the originator of the Automobile Contracts, take custody of the Automobile Contract. In such circumstances, if the servicer of the Automobile Contracts were to sell the Automobile Contracts to another party, in violation of its obligation not to do so, there is a risk that such party could acquire an interest in the Automobile Contracts superior to that of the holders of Automobile Receivable Securities. Also, although most Automobile Contracts grant a security interest in a motor vehicle being financed, in most states the security interest in a motor vehicle must be noted on the certificate of title to create an enforceable security interest against competing claims of other parties. Due to the large number of vehicles involved, however, the certificate of title to each vehicle financed, pursuant to the Automobile Contracts underlying the Automobile Receivable Security, is usually not amended to reflect the assignment of the seller's security interest for the benefit of the holders of the Automobile Receivable Securities. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on the securities. In addition, various state and federal securities laws give the motor vehicle owner the right to assert against the holder of the owner's Automobile Contract certain defenses such owner would have against the seller of the motor vehicle. The assertion of such defenses could reduce payments on the Automobile Receivable Securities. Investment grade Automobile Receivable Securities are typically over-collateralized and have other forms of credit enhancement to mitigate these risks.

          Credit Card Receivable Securities. The Fund may invest in asset-backed securities backed by a diversified pool of receivables from revolving credit card agreements ("Credit Card Receivable Securities"). Credit balances on revolving credit card agreements ("Accounts") are generally paid down more rapidly than are Automobile Contracts. Most Credit Card Receivable Securities provide for a fixed period during which only interest payments are paid to the security holder. Principal payments received on underlying Accounts are used to purchase additional assets. The initial fixed period usually may be shortened upon the occurrence of specified events which signal a potential deterioration in the quality of the assets backing the security, such as the imposition of a cap on interest rates. The ability of the issuer to make principal and interest payments on Credit Card Receivable Securities thus depends upon the continued generation of additional principal amounts in the underlying accounts during the initial period and the non-occurrence of specified events. An acceleration in cardholders' payments rates or any other event which shortens the period during which additional credit card charges on an Account may be transferred to the pool of assets supporting the related Credit Card Receivable Security could shorten the weighted average life and reduce the yield of the Credit Card Receivable Security.

          Credit cardholders are entitled to the protection of a number of state and federal consumer credit laws, many of which give such holder the right to set off certain amounts against balances owed on the credit card, thereby reducing amounts paid on Accounts. In addition, unlike most other asset backed securities, Accounts are unsecured obligations of the cardholder.


          IN-KIND PURCHASES OF INSTITUTIONAL CLASS SHARES OF THE FUND

          Shares of the Fund are continuously offered at their net asset value next determined after an order is accepted. The methods available for purchasing shares of the Fund are described in the Prospectus. In addition, Institutional Class shares of the Fund may be purchased using securities, so long as the securities delivered to the Fund meet the investment objective and policies of the Fund, including its investment restrictions, and are otherwise acceptable to the Sub-Adviser, which reserves the right to reject all or any part of the securities offered in exchange for shares of the Fund. Among other things, the Sub-Adviser will consider the following criteria in determining whether to accept securities for "in-kind" purchase of Fund shares.

          (1) The securities offered by the investor in exchange for shares of the Fund must be readily marketable and must not be in any way restricted as to resale or otherwise be illiquid.

          (2) The securities must have a value which is readily ascertainable in accordance with the procedures used by the Fund to value its portfolio securities.

          The Fund believes that this ability to purchase Institutional Class shares of the Fund using securities provides a means by which holders of certain securities may obtain diversification and continuous professional management of their investments without the expense of selling those securities in the public market. Benefits to the Fund may include the ability to acquire desirable securities at a lower transaction cost.

          An investor who wishes to make an "in-kind" purchase must furnish in writing to the Fund a list with a full and exact description of all of the securities which the investor proposes to deliver. The Fund will advise the investor as to those securities which it is prepared to accept and will provide the investor with the necessary forms to be completed and signed by the investor. The investor should then send the securities, in the proper form for transfer, with the necessary forms to the Fund and certify that there are no legal or contractual restrictions on the free transfer and sale of the securities. The securities will be valued as of the close of business on the day of receipt by the Fund in the same manner as portfolio securities of the Fund are valued. (See the section entitled "Net Asset Value" in the Prospectus.) The number of shares of the Fund, having a net asset value as of the close of business on the day of receipt equal to the value of the securities delivered by the investor, will be issued to the investor.

          The exchange of securities by the investor pursuant to this offer will constitute a taxable transaction and may result in a gain or loss to the investor for Federal income tax purposes. Each investor should consult a tax adviser to determine the tax consequences under Federal and state law of making such an "in-kind" purchase.

          INVESTMENT ADVISER, SUB-ADVISER AND SERVICES ADMINISTRATOR

          Ariel Capital Management, Inc. (the "Adviser"), 307 North Michigan Avenue, Suite 500, Chicago, Illinois 60601, which is controlled by John W. Rogers, Jr., acts as investment adviser under an Investment Advisory Agreement and also acts as the Administrator under an Administrative Services Agreement with the Trust.

          Both the Investment Advisory Agreement and the Administrative Services Agreement between the Trust and the Adviser will remain in effect as to the Fund indefinitely, provided continuance is approved at least annually by vote of the Board of Trustees of the Trust or by the holders of a majority of the outstanding shares of the Fund; and further provided that such continuance is also approved annually by the vote of a majority of the Trustees of the Trust who are not parties to either Agreement or interested persons of parties to such agreement or interested persons of such parties, cast in person at a meeting called for the purpose of voting on such approval. The Agreements may be terminated without penalty by the Trust or the Adviser upon 60 days' prior written notice; automatically terminates in the event of its assignment.

          Under the Investment Advisory Agreement, the Adviser performs or supervises the investment and reinvestment of the assets of the Fund and is responsible for certain management services that are necessary or desirable to the operation of the Fund. The Adviser may delegate its investment management responsibilities to a sub-adviser selected by the Adviser and approved in accordance with the Investment Company Act of 1940. The management services provided by the Adviser consist of maintaining the Fund's organizational existence, providing office space and personnel, preparing, filing and distributing notices, proxy materials, reports to regulatory bodies, and reports to shareholders of the Fund, maintaining portfolio and general accounting records; and other incidental management services as are necessary to the conduct of the Fund's affairs except such notices, materials, reports, records and services as are to be provided under the Administrative Services Agreement.

          The Adviser also performs services under the Administrative Services Agreement as described in the Prospectus. Fees paid to the Adviser for the fiscal year ended September 30, 1996 were $24,444 under the Advisory Agreement and $7,396 under the Administrative Services Agreement.

          Lincoln Capital Management Company (the "Sub-Adviser"), 200 South Wacker Drive, Chicago, IL 60606, acts as the Sub-Adviser of the Fund. Under a Sub-Advisory agreement with the Adviser, the Sub-Adviser manages the day-to-day investment operations for the Fund. The Fund pays no fees directly to the Sub-Adviser.

          The Adviser and Sub-Adviser have adopted Codes of Ethics which regulate the personal securities transactions of the Adviser's and the Sub-Adviser's investment personnel and other employees and affiliates with access to information regarding securities transactions of the Fund. Both Codes of Ethics require investment personnel to disclose all personal securities holdings upon commencement of employment and all subsequent trading activity to the firm's Compliance Officer. Investment personnel are prohibited from engaging in any securities transactions, including the purchase of securities in a private offering, without the prior consent of the Compliance Officer. Additionally, such personnel are prohibited from purchasing securities in an initial public offering and are prohibited from trading in any securities (i) for which the Fund has a pending buy or sell order, (ii) which the Fund is considering buying or selling, or (iii) which the Fund purchased or sold within seven calendar days.

              METHOD OF DISTRIBUTION OF THE INVESTOR CLASS SHARES

          The Trust has entered into an agreement with Ariel Distributors, Inc. ("Ariel Distributors"), a wholly-owned subsidiary of the Adviser, whereby Ariel Distributors serves as the principal underwriter to distribute the Fund's shares on a no-load basis. Pursuant to the Underwriting Agreement and the Distribution Plan referred to below, Ariel Distributors receives a fee at the annual rate of 0.25% of the average daily net assets of the Investor Class, for distribution services to such class and for assuming certain marketing expenses.

          The Trust has also adopted a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 with respect to the Investor Class (the "Distribution Plan"). Rule 12b-1 permits an investment company to finance, directly or indirectly, any activity which is primarily intended to result in the sale of its shares only if it does so in accordance with the provisions of such Rule. The Distribution Plan authorizes the Trust to pay up to 0.30% annually of the average daily net assets of the Investor Class in connection with the distribution of the Investor Class shares. Consistent with the Underwriting Agreement, however, payments under the Distribution Plan are currently limited by the Board of Trustees to 0.25% annually of such average daily net asset value.

          The Distribution Plan was approved by the Board of Trustees, including the Trustees who are not "interested persons" of the Fund (as that term is defined in the Investment Company Act of 1940) and who have no direct financial interest in the operation of the Plan or in any agreements related to the Distribution Plan (the "Independent Trustees"). The selection and nomination of the Independent Trustees is committed to the discretion of such Independent Trustees. In establishing the Distribution Plan, the Trustees considered various factors including the amount of the distribution fee. The Trustees determined that there is a reasonable likelihood that the Distribution Plan will benefit the Trust and its shareholders.

          The Distribution Plan may be terminated as to the Investor Class by vote of a majority of Independent Trustees, or by vote of a majority of the outstanding Investor Class shares. Any change in the Distribution Plan that would materially increase the distribution cost to the class requires approval of the shareholders of that class; otherwise, the Distribution Plan may be amended by the Trustees, including a majority of the Independent Trustees.

          The Distribution Plan will continue in effect indefinitely, if not terminated in accordance with its terms, provided that such continuance is annually approved by (i) the vote of a majority of Independent Trustees, and
(ii) the vote of a majority of the entire Board of Trustees.

          Apart from the Distribution Plan, the Adviser, at its expense, may incur costs and pay expenses associated with the distribution of shares of the Fund, including compensation to broker-dealers in consideration of promotional or administrative services.

          No shares of the Investor Class were sold during the fiscal year ended September 30, 1996. Therefore, Ariel Distributors did not receive any payments from the Bond Fund pursuant to the Distribution Plan.

                         TRANSFER AGENT AND CUSTODIAN

          Investors Fiduciary Trust Company ("IFTC") has been retained by the Trust to act as transfer agent, custodian, dividend disbursing agent and shareholder servicing agent. These responsibilities include: responding to shareholder inquiries and instructions concerning their accounts; crediting and debiting shareholder accounts for purchases and redemptions of Fund shares and confirming such transactions; updating of shareholder accounts to reflect declaration and payment of dividends; keeping custody of all of the Fund's investments; and preparing and distributing quarterly statements to shareholders regarding their accounts.

                            PORTFOLIO TRANSACTIONS

          In addition to its management of the Fund's portfolio, the Sub-Adviser also acts as investment adviser to various private accounts. There may be times when an investment decision may be made to purchase or sell the same security for the Fund and one or more clients of the Sub-Adviser. In those circumstances, the transactions will be allocated as to amount and price in a manner considered equitable to each. In some instances, this procedure could adversely affect the Fund but the Fund deems that any disadvantage in the procedure would be outweighed by the increased selection available and the increased opportunity to engage in volume transactions.

                             INDEPENDENT AUDITORS

          The Fund's independent auditors, Ernst & Young LLP, 233 South Wacker Drive, Chicago, IL 60606, audit and report on the Fund's annual financial statements, review certain regulatory reports and the Fund's federal income tax returns, and perform other professional accounting, auditing, tax and advisory services when engaged to do so by the Fund. Shareholders will receive annual audited financial statements and semi-annual unaudited financial statements.

                              GENERAL INFORMATION

          The Fund, together with Ariel Growth Fund and the Ariel Appreciation Fund are the three series of Ariel Growth Fund (doing business as Ariel Investment Trust), an open-end, diversified management investment company organized as a serial Massachusetts business trust on April 1, 1986. The Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust. The shareholders of a Massachusetts business trust might, however, under certain circumstances, be held personally liable as partners for its obligations. The Declaration of Trust provides for indemnification and reimbursement of expenses out of Trust assets for any shareholder held personally liable for obligations of the Trust.

          Each share of a series of the Trust represents an equal proportionate interest in that series and is entitled to such dividends and distributions out of the income belonging to such shares as declared by the Board. Upon any liquidation of the Trust, shareholders are entitled to share pro rata in the net assets belonging to that series available for distribution.

          The Prospectus and this Statement of Additional Information do not contain all the information in the Fund's registration statement. The registration statement is on file with the Securities and Exchange Commission and is available to the public.

                             TRUSTEES AND OFFICERS

          Set forth below are the principal occupations of the Trustees and Officers during the last five years:

MARIO L. BAEZA, ESQ., 46, Trustee. Mr. Baeza is Chairman and Chief Executive Officer, Latin America Partners, L.L.C. (Venture Capital). Formerly, he was President of Wasserstein Perella International Limited, and Managing Director and Chief Executive Officer, Americas Division, Wasserstein Perella & Co., Inc.
Address: 200 Park Avenue, New York, New York 10166.

WILLIAM C. DIETRICH, CPA, 47, Trustee. Mr. Dietrich is Vice President and Chief Financial Officer for Shopping Alternatives, Inc. (computerized shopping service). He formerly served as Vice President and Chief Financial Officer for Shoppers Express, Inc. Address: 5110 Ridgefield Road, Bethesda, Maryland 20816.

ROYCE N. FLIPPIN, JR., MBA, 62, Trustee. Mr. Flippin is President of Flippin Associates. Formerly, he was Director of Program Advancement at the Massachusetts Institute of Technology and was the Director of Athletics, Physical Education and Recreation at MIT. Address: 51 Frost Avenue, East Brunswick, New Jersey 08816.

JOHN G. GUFFEY, JR., 48, Trustee. Mr. Guffey is Chairman of the Calvert Social Investment Foundation, organizing director of the Community Capital Bank in Brooklyn, New York, and a financial consultant to various organizations. In addition, he is the Treasurer and Director of Silby, Guffey and Co., Inc., a venture capital firm. Mr. Guffey was formerly an officer and is a trustee/director of each of the investment companies in the Calvert Group of Funds, except for Acacia Capital Corporation. Address: 7205 Pomander Lane, Chevy Chase, Maryland 20815.

CHRISTOPHER G. KENNEDY, 33, MBA Trustee. Mr. Kennedy is Executive Vice President and a Director of Merchandise Mart Properties, Inc., a real estate management firm. Prior to 1991, he was a student at the J.L. Kellogg Graduate School of Management at Northwestern University. Address: The Merchandise Mart, 200 World Trade Center, Suite 470, Chicago, Illinois 60654.

BERT N. MITCHELL, MBA, CPA, 58, Chairman of the Board and Trustee. Mr. Mitchell is the Chairman and Chief Executive Officer of Mitchell & Titus L.L.P., the nation's largest minority-owned certified public accounting firm. Address: One Battery Park Plaza, New York, New York 10004.

*MELLODY L. HOBSON, 27, Trustee. Ms. Hobson is Senior Vice President, Director of Marketing of Ariel Capital Management. Address: 307 North Michigan Avenue, Suite 500, Chicago, Illinois 60601.

*ERIC T. MCKISSACK, 43, Trustee and President. Mr. McKissack is Vice Chairman and Co-Chief Investment Officer of Ariel Capital Management. Formerly, Mr. McKissack was a research analyst at First National Bank of Chicago. Address: 307 North Michigan Avenue, Suite 500, Chicago, Illinois 60601.

*JAMES W. ATKINSON, 46, Vice President. Mr. Atkinson is Vice President, Finance and Management of Ariel Capital Management. Formerly, he was Senior Vice President and Chief Executive Officer of Stein Roe & Farnham, Inc. (investment advisers). Address: 307 North Michigan Avenue, Suite 500, Chicago, Illinois 60601.

*ROGER P. SCHMITT, 39, Vice President, Secretary and Assistant Treasurer. Mr. Schmitt is Chief Operating Officer of Ariel Capital Management. Formerly, Mr. Schmitt was Marketing Manager with IBM Corporation. Address: 307 North Michigan Avenue, Suite 500, Chicago, Illinois 60601.

*EDWARD SINGLETON, 45, Treasurer and Assistant Secretary. Mr. Singleton is Chief Financial Officer of Ariel Capital Management. He also operates an accounting and tax consulting business. Formerly, Mr. Singleton was Manager of Tax and Regulatory Compliance for American Drug Stores, Inc., a subsidiary of American Stores Company. Address: 307 North Michigan Avenue, Suite 500, Chicago, Illinois 60601.

----------

/1/Officers and trustees deemed to be "interested persons" of the Fund under the Investment Company Act of 1940.

                             COMPENSATION SCHEDULE

          During the fiscal year ended September 30, 1996, compensation paid to the trustees of the Trust not affiliated with the Adviser was as follows:

                          AGGREGATE FUND         TOTAL FUND
          NAME             COMPENSATION     COMPLEX COMPENSATION*
          ----             ------------    ---------------------
Mario L. Baeza                  $1,783                 $7,400
William C. Dietrich             $1,783                 $7,400
Royce N. Flippin, Jr.           $1,783                 $7,400
John G. Guffey, Jr.             $1,783                 $7,400
Christopher G. Kennedy          $1,650                 $7,000
Bert N. Mitchell                $2,317                 $9,000

*Complex compensation is the aggregate compensation paid, for services as a Trustee, by all mutual funds with the same investment adviser.

                           SIGNIFICANT SHAREHOLDERS

          The following table lists the holders of more than five percent of the outstanding shares of the Institutional Class of the Bond Fund. There were no shares of the Investor Class of the Fund outstanding as of February 1, 1997.


                              Institutional Class
                              -------------------



Name and Address                    Number of Shares            Percentage of
of Owner                                  Owned              Outstanding Shares
--------                            ----------------         ------------------
McCormick & Co. Inv. Comm Tr              984,357.595          19.153%
c/o Norwest Bank
McCormick Pension Plan
18 Loveton Cr.
Sparks, MD 21152

HW Ward Cust                              684,770.252          13.324%
Hotel Empl & Rest. Empl
International Union Pension Fund
48 Shuman Blvd.
Naperville, IL 60563

First Bank NA as Cust. for                520,260.517          10.123%
Racine Construction Industry
Pension Plan
Attn Mutual Funds Dept.
P.O. Box 64010
St. Paul, MN 55264

Comerica Bank Cust.                     2,458,982.930          47.846%
IBEW Local 9 & Outside Contrator
Pension Plan
High Point Plaza Office Ctr.
4415 W. Harrison St., Suite 330
Hillside, IL  60162

                        CALCULATION OF PERFORMANCE DATA

TOTAL RETURN

          The Fund may advertise performance in terms of average annual total return for 1-, 5- and 10-year periods, or for such lesser periods as the Fund has been in existence. Average annual total return is computed by finding the average annual compounded rates of return over the periods that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                              P(1 + T)/n/ = ERV

Where:    P       =    a hypothetical initial payment of $1,000
          T       =    average annual total return
          n       =    number of years
          ERV     =    ending redeemable value of a hypothetical $1,000 payment
                       made at the beginning of the 1-, 5- or 10-year periods at the end of the year or period.

  The calculation assumes all charges are deducted from the initial $1,000 payment and assumes all dividends and distributions by the Fund are reinvested at the price stated in the prospectus on the reinvestment dates during the period, and includes all recurring fees that are charged to all shareholder accounts.

  The average annual total return for the fiscal year ended September 30, 1996 was 3.96% for the Institutional Class. No shares of the Investor Class were oustanding during the fiscal year.

YIELD

  The Fund may advertise performance in terms of a 30-day yield quotation. The 30-day yield quotation is computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

  FUNC Yield = 2 [({FUNC a-FUNC b} OVER {FUNC cd} + 1).6 - 1]

Where: a   =   dividends and interest earned during the period
       b   =   expenses accrued for the period (net of reimbursement)
       c   =   the average daily number of shares outstanding during the period that were entitled to receive dividends
       d   =   the maximum offering price per share on the last day of the period

  Based upon the 30-day period ended September 30, 1996 the yield for the Bond Fund's Institutional Class of shares was 6.42%. No shares of the Investor Class were outstanding during the fiscal year.

NONSTANDARDIZED TOTAL RETURN

  The Fund may provide the above described standard total return results for a period which ends not earlier than the most recent calendar quarter end and which begins either twelve months before or at the time of commencement of the Fund's operations. In addition, the Fund may provide nonstandardized total return results for differing periods, such as for the most recent six months. Such nonstandardized total return is computed as otherwise described under "Total Return" except that no annualization is made.

DISTRIBUTION RATES

  The distribution rate is calculated by dividing income dividends per share for a stated period by the offering price per share as of the end of the period to which the distribution relates. A distribution can include gross investment income from debt obligations purchased at a premium and in effect include a portion of the premium paid. A distribution can also include gross short-term capital gains without recognition of any unrealized capital losses. Further, a distribution can include income from the sale of options by the Fund even though such option income is not considered investment income under generally accepted accounting principles. For the year ended September 30, 1996, the historical distribution rate with respect to the Fund's Institutional Class Shares was 4.44%.

  Because a distribution can include such premiums, capital gains and option income, the amount of the distribution may be susceptible to control by the Adviser through transactions designed to increase the amount of such items. Also, because the distribution rate is calculated in part by dividing the latest distribution by net asset value, the distribution rate will increase as the net asset value declines. A distribution rate can be greater than the yield rate calculated as described above.

  Annualized current distribution rates are computed by multiplying income dividends per share for a specified quarter by four and dividing the resulting figure by the maximum offering price on the last day of the specified period. The annualized current distribution rate with respect to the Fund's Institutional Class shares for the quarter ended September 30, 1996 was 6.09%.

                                  APPENDIX A

                  CORPORATE BOND AND COMMERCIAL PAPER RATINGS


The following is a description of Moody's Investors Service, Inc.'s bond ratings:

Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make long-term risks appear somewhat larger than Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa: Bonds which are rated Baa are considered as medium grade obligations, i.e. they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

The following is a description of Standard & Poor's Corporation's investment grade bond ratings:

AAA: Bonds rated AAA are considered highest grade obligations. They possess the ultimate degree of protection as to principal and interest. They move with market interest rates, and thus provide the maximum safety on all counts.

AA: Bonds rated AA are high-grade obligations. In the majority of instances, they differ from AAA issues only to a small degree. Prices of AA bonds also move with the long-term money market.

A: Bonds rated A are upper medium grade obligations. They have considerable investment strength, but are not entirely free from adverse effects of change in economic and trade conditions. Interest and principal are regarded as safe. They predominantly reflect money rates in their market behavior but, to some extent, also economic conditions.

BBB: Bonds rated BBB are medium grade obligations. They are considered borderline between definitely sound obligations and those where the speculative element begins to predominate. These bonds have adequate asset coverage and are normally protected by satisfactory earnings. Their susceptibility to changing conditions, particularly to depressions, necessitates constant monitoring. These bonds are more responsive to business and trade conditions than to interest rates. This group is the lowest that qualifies for commercial bank investment.

Commercial paper rated A by Standard & Poor's Corporation has the following characteristics: liquidity ratios are adequate to meet cash requirements; long-term senior debt is rated "A" or better; the issuer has access to at least two adequate channels of borrowing; basic earnings and cash flow have an upward trend with allowance made for unusual circumstances; typically, the issuer's industry is well-established and the issuer has a strong position within the industry; and the reliability and quality of management are unquestioned. The relative strength or weakness of the above factors determines whether an issuer's commercial paper is rated A-1, A-2, or A-3.

Issuers rated Prime-1 by Moody's Investors Services, Inc., are considered to have superior capacity of repayment of short-term promissory obligations. Such repayment capacity will normally be evidenced by the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity. Issuers rated Prime-2 have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

                          PART C.  OTHER INFORMATION

ITEM 24.  FINANCIAL STATEMENTS AND EXHIBITS

     (a)  Financial statements - None

     (b)  Exhibits:

          1. Declaration of Trust (incorporated by reference to Registrant's Post-Effective Amendment No. 17, File No. 33-7699).

          2. By-Laws (incorporated by reference to Registrant's Post-Effective Amendment No. 17, File No. 33-7699).

          3.  Not Applicable.

          4.  Not Applicable.

          5a. Management Agreement (incorporated by reference to Registrant's
              Post-Effective Amendment No. 17, File No. 33-7699).

          5b. Investment Advisory Agreement with respect to Ariel Premier Bond
              Fund (incorporated by reference to Registrant's Post-Effective Amendment No. 15, File No. 33-7699).

          5c. Sub-Advisory Agreement (incorporated by reference to Registrant's
              Post-Effective Amendment No. 15, File No. 33-7699).

          5d. Administrative Services Agreement with respect to Ariel Premier
              Bond Fund (incorporated by reference to Registrant's Post-Effective Amendment No. 16, File No. 33-7699).

          6. Underwriting Agreement (incorporated by reference to Registrant's Post-Effective Amendment No. 17, File No. 33-7699).

          7.  Not Applicable.

          8. Custody Agreement (incorporated by reference to Registrant's Post-Effective Amendment No. 17, File No. 33-7699).

          9. Transfer Agency Contract (incorporated by reference to Registrant's Post-Effective Amendment No. 17, File No. 33-7699).

          10. Opinion and Consent of Counsel as to Legality of Shares Being Registered (incorporated by reference to Registrant's Post-Effective Amendment No. 17, File No. 33-7699).

          11a. Report of Independent Auditors.

          11b. Consent of Independent Auditors to Use of Report.

          12.  Not Applicable.

          13.  Not Applicable.

          14. Retirement Plans (incorporated by reference to Registrant's Post-Effective Amendment No. 13, File No. 33-7699).

          15. Rule 12b-1 Distribution Plan (incorporated by reference to Registrant's Post-Effective Amendment No. 17, File No. 33-7699).

          16. Schedule for Computation of Performance Quotation (incorporated by reference to Registrant's Post-Effective Amendment No. 17, File No. 33-7699).

          17.  Not Applicable.

          18a. Powers of Attorney (incorporated by reference to Registrant's Post-Effective Amendment No. 17, File No. 33-7699).

          18b. Plan Pursuant to Rule 18f-3 (incorporated by reference to Registrant's Post-Effective Amendment No. 15, File No. 33-7699).

          27.   Financial Data Schedule.

ITEM 25.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

                 Not Applicable.

ITEM 26.  NUMBER OF HOLDERS OF SECURITIES

          As of February 28, 1997 there were 7,949 holders of record of Registrant's shares of beneficial interest for Ariel Growth Fund.

          As of February 28, 1997 there were 9,541 holders of record of Registrant's shares of beneficial interest for Ariel Appreciation Fund.

          As of February 28, 1997 there were 121 holders of record of Registrant's shares of beneficial interest for Ariel Premier Bond Fund.

ITEM 27.  INDEMNIFICATION

          Registrant's Declaration of Trust provides, in summary, that officers, trustees, employees, and agents shall be indemnified by Registrant against liabilities and expenses incurred by such persons in connection with actions, suits, or proceedings arising out of their offices or duties of employment, except that no indemnification can be made to such a person if he has been adjudged liable of willful misfeasance, bad faith, gross negligence, or reckless disregard of his duties.

          Registrant's Declaration of Trust also provides that Registrant may purchase and maintain liability insurance on behalf of any officer, trustee, employee or agent against any liabilities arising from such status. In this regard, Registrant maintains, jointly with the Adviser, a Directors & Officers (Partners) Liability Insurance policy providing Registrant and the Adviser with directors and officers liability coverage.

ITEM 28.  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

          Ariel Capital Management, Inc., the Registrant's investment adviser, renders investment advisory services to individual, institutional and pension and profit-sharing plan accounts. The following directors of the adviser have been engaged in other professions and/or employment capacities during the past two fiscal years, as indicated below.

                               NAME OF COMPANY,
NAME AND TITLE                 PRINCIPAL BUSINESS
WITH ADVISER                   ADDRESS                        CAPACITY
--------------                 ------------------             --------

James Atkinson                 Stein Roe & Farnham, Inc.    Sr. V.P., CFO
Executive Vice-President of    One South Wacker Drive
Finance and Administration     Chicago, IL 60606

James E. Bowman, Jr., M.D.     University of Chicago        Professor
Director                       Dept. of Pathology
                               Chicago, IL 60637

Herbert D. Odom, D.D.S.        Mal-Mart Medical Group       President
Director                       6333 S. Green Street         and Chief
                               Chicago, IL 60621            Executive
                                                            Officer


Henry B. Pearsall      JWE Enterprises                         Chairman
                       380 S. Schmale Rd.
                       Carol Stream, IL

Anna Perez             The Walt Disney Company                 V.P.,
Director               500 S. Buena Vista St.                  Government
                       Burbank, CA 91512                       Relations

                       Creative Artists Agency                 Director of
                       9830 Wilshire Blvd.                     Media
                       Beverly Hills, CA 90212

Robert I. Solomon      Silliker Laboratories                   Vice
Director               900 Maple Road                          President,
                       Homewood, IL 60430                      Marketing

Paula Wolff            Governors' State University             President
Director               University Park, IL 60466

ITEM 29. PRINCIPAL UNDERWRITERS

     Ariel Distributors, Inc., located at 307 North Michigan Avenue, Suite 500, Chicago, IL 60601, serves as the principal underwriter of the Registrant. Ariel Distributors, Inc. does not act as principal underwriter for any other investment company.

     (b) Positions of Ariel Distributors' Officers and Directors:


NAME AND PRINCIPAL            POSITION(S) WITH               POSITION(S) WITH
BUSINESS ADDRESS                UNDERWRITER                     REGISTRANT
-----------------             ----------------               ----------------
John Washington Rogers, Jr.   President, Treasurer and             None
                              Chairman of the Board

Eric T. McKissack             Vice-Chairman                Trustee and President

Randall C. Hampton            Vice-Chairman                        None

James Atkinson                Executive Vice-President        Vice President
                              of Finance and
                              Administration

Edward Singleton              Chief Financial Officer,   Treasurer and Assistant
                              Vice President                    Secretary


NAME AND PRINCIPAL        POSITION(S) WITH               POSITION(S) WITH
BUSINESS ADDRESS            UNDERWRITER                     REGISTRANT
-----------------         ----------------               ----------------
Roger P. Schmitt       Chief Operating Officer,        Vice President, Secretary
                       Vice President, Secretary       and Assistant Treasurer

Mellody Hobson         Senior Vice President                   Trustee

Peter Thompson         Vice President                           None

John Miller            Vice President                           None

Cheryl A. Cargie       Vice President                           None

Gary J. Leong          Vice President                           None

Franklin Morton        Vice President                           None

Lisa Hardiman          Vice President                           None


     The business address of the above individuals is 307 North Michigan Avenue, Suite 500, Chicago, Illinois 60601.

NAME AND PRINCIPAL        POSITION(S) WITH               POSITION(S) WITH
BUSINESS ADDRESS            UNDERWRITER                     REGISTRANT
-----------------         ----------------               ----------------

James E. Bowman, Jr.         Director                           None
University of Chicago
Dept. of Pathology
Chicago, Illinois 60637

Herbert D. Odom, D.D.S.      Director                           None
Mal-Mart Medical Group
6333 S. Green St.
Chicago, Illinois 60621

Henry B. Pearsall            Director                           None
JWE Enterprises
380 S. Schmale Road
Carol Stream, IL


NAME AND PRINCIPAL        POSITION(S) WITH               POSITION(S) WITH
BUSINESS ADDRESS            UNDERWRITER                     REGISTRANT
-----------------         ----------------               ----------------
Anna Perez                    Director                         None
The Walt Disney Company
500 S. Buena Vista Street
Burbank, CA 91512

Robert I. Solomon             Director                         None
Silliker Laboratories
900 Maple Road
Homewood, Illinois 60430

Paula Wolff                   Director                         None
Governors' State University
University Park, Illinois
60466

ITEM 30.  LOCATION OF ACCOUNTS AND RECORDS.

     All documents and records relating to Ariel Distributors, Inc. are located at Ariel Capital Management, Inc., 307 North Michigan Avenue, Chicago, Illinois 60601

     All documents and records relating to the Ariel Mutual Funds are located at Sunstone Financial Services, 207 E. Buffalo Street, Suite 400, Milwaukee, Wisconsin 53202

ITEM 31.  MANAGEMENT SERVICES.

          Not applicable.

ITEM 32.  UNDERTAKINGS.

     The Registrant undertakes to furnish to each person to whom a Prospectus is delivered, a copy of the Registrant's latest Annual Report to Shareholders, upon request and without charge.

                                       6